ESOTERICA THEMATIC TRUST

Esoterica NextG Economy ETF
675 W. 59th Street

 New York, New York 10069

1-866-979-1710

November 30, 2022

Dear Valued Shareholder:

A Special Meeting of Shareholders of the Esoterica NextG Economy ETF (the “Acquired Fund”), the sole series of Esoterica Thematic Trust (the “Trust”), has been scheduled for December 15, 2022 (the “Special Meeting”). At the Special Meeting, shareholders of the Acquired Fund will consider a proposal to approve an Agreement and Plan of Reorganization (the “Plan”). The Plan will provide for the transfer of all of the assets of the Acquired Fund to the AXS Esoterica NextG Economy ETF (the “Acquiring Fund”), a newly created series of Investment Managers Series Trust II (“IMST II”), in exchange solely for shares of the Acquiring Fund and the assumption of all of the liabilities of the Acquired Fund by the Acquiring Fund, and the distribution of the Acquiring Fund’s shares received by the Acquired Fund to its shareholders in complete liquidation of the Acquired Fund (the “Reorganization”).

Esoterica Capital LLC (“Esoterica”), the investment advisor to the Acquired Fund, has entered into an agreement to sell and transfer its investment advisory business relating to the Acquired Fund to AXS Investments LLC (“AXS”) (the “Transaction”). Esoterica will receive payments from AXS, which will be made by AXS from its own resources and not by the Acquiring Fund or its shareholders, after the completion of the Reorganization. AXS currently manages other mutual funds and exchange-traded funds (“ETFs”) that are investment portfolios of IMST II and AXS wishes to reorganize the Acquired Fund into the AXS family of funds. To effectuate this, the Board of Trustees of Esoterica Thematic Trust (the “Board”) has approved the Reorganization pursuant to the Plan. In order to implement the Reorganization, IMST II will establish the Acquiring Fund as a newly organized fund that will commence operations upon the closing of the Reorganization of the Acquired Fund. The Acquiring Fund will be managed by AXS and will be sub-advised by Esoterica and has the same investment objective as the Acquired Fund and substantially similar principal investment strategies and risks as the Acquired Fund. The Esoterica portfolio managers that currently serve as portfolio managers of the Acquired Fund will continue to serve as portfolio managers of the Acquiring Fund. Vident Investment Advisory, LLC, the current trading sub-advisor of the Acquired Fund, will not be involved with the management of the Acquiring Fund.

If the Plan is not approved by shareholders of the Acquired Fund, then the Reorganization will not be implemented and the Board will consider what further actions to take with respect to the Acquired Fund, including potentially exploring other reorganization options or liquidating the Acquired Fund. The Reorganization generally is not expected to result in the recognition of gain or loss by the Acquired Fund or its shareholders for federal income tax purposes.

As a shareholder of the Acquired Fund, you are invited to the Special Meeting, which will be held on December 15, 2022, at the offices of the Trust's legal counsel, Thompson Hine LLP, 312 Walnut Street, 20th Floor, Cincinnati, OH 45202, at 10:00 a.m. Eastern time, to vote on the proposal to approve the Plan.

After careful consideration, for the reasons discussed in the attached Proxy Statement/Prospectus, and based on the recommendations of Esoterica, the Board has approved the Reorganization. The Board recommends that you vote “FOR” the Plan with respect to the Acquired Fund and the Reorganization it contemplates.

The attached Proxy Statement/Prospectus is designed to give you more information about the proposal. If you have any questions regarding the proposal to be voted on, please do not hesitate to call the number listed on the enclosed proxy card. If you were a shareholder of record of the Acquired Fund as of the close of business on November 16, 2022, the record date for the Special Meeting, you are entitled to vote on the proposal at the Special Meeting and at any adjournment thereof.

While you are, of course, welcome to join us at the Special Meeting, we expect that most shareholders will cast their votes by filling out and signing the enclosed proxy card. In addition, as we are concerned about your health and safety during the current coronavirus (COVID-19) pandemic, we intend to monitor the recommendations of public health officials and governmental restrictions as the situation continues to evolve. If we decide to hold the Special Meeting at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), we will make an announcement in the manner discussed in these materials.

Whether or not you are planning to attend the Special Meeting, we need your vote. Please submit your vote via the options listed on your proxy card. You can mark, sign and date the enclosed proxy card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. You should follow the enclosed instructions on your proxy card as to how to vote, which includes calling the toll-free number on your proxy card to vote by telephone. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Trust at the address noted in the Proxy Statement/Prospectus or in person (or via a virtual meeting, if applicable) at the time of the Special Meeting. A prior proxy vote can also be revoked by voting the proxy at a later date through the toll-free number listed on the enclosed proxy card.

Thank you for taking the time to consider this important proposal and for your continuing investment in the Esoterica NextG Economy ETF.

Sincerely,

Qindong Liu

Qindong (Bruce) Liu

President

ESOTERICA THEMATIC TRUST

Esoterica NextG Economy ETF
675 W. 59th Street

New York, New York 10069

1-866-979-1710

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD DECEMBER 15, 2022

Esoterica Thematic Trust, a Delaware statutory trust (the “Trust”), will hold a Special Meeting of Shareholders (the “Special Meeting”) of the Esoterica NextG Economy ETF, the sole series of the Trust (the “Acquired Fund”), on December 15, 2022, at the offices of the Trust's legal counsel, Thompson Hine LLP, 312 Walnut Street, 20th Floor, Cincinnati, OH 45202, at 10:00 a.m. Eastern time. However, as we are concerned about your health and safety during the current coronavirus (COVID-19) pandemic, we intend to monitor the recommendations of public health officials and governmental restrictions as the situation continues to evolve. If we decide to hold the Special Meeting at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), we will make an announcement in the manner discussed in these materials.

At the Special Meeting, you and the other shareholders of the Acquired Fund will be asked to consider and vote upon the following proposals:

1.	Approval of an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Acquired Fund to the AXS Esoterica NextG Economy ETF (the “Acquiring Fund”), a newly created series of Investment Managers Series Trust II (“IMST II”), in exchange solely for (a) shares of the Acquiring Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the shares of the Acquired Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares of the Acquiring Fund in proportion to the shareholders’ respective holdings of shares of the Acquired Fund; and

2.	The transaction of such other business as may properly come before the Special Meeting or any continuations after an adjournment thereof.

Only shareholders of record of the Acquired Fund at the close of business on November 16, 2022, the record date for this Special Meeting, will be entitled to notice of, and to vote at, the Special Meeting or any postponements or continuations after an adjournment thereof.

As a shareholder, you are asked to attend the Special Meeting either in person (or via a virtual meeting, if applicable) or by proxy. If you are unable to attend the Special Meeting in person (or via a virtual meeting, if applicable), we urge you to authorize proxies to cast your votes, commonly referred to as “proxy voting.” Whether or not you expect to attend the Special Meeting, please submit your vote via the options listed on your proxy card. You may vote by completing, dating and signing your proxy card and mailing it in the enclosed postage prepaid envelope, or by calling the toll-free number on your proxy card to vote by telephone. Your prompt voting by proxy will help assure a quorum at the Special Meeting.

Voting by proxy will not prevent you from voting your shares in person (or via a virtual meeting, if applicable) at the Special Meeting. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Trust at the address noted in the Proxy Statement/Prospectus or in person (or via a virtual meeting, if applicable) at the time of the Special Meeting. A prior proxy can also be revoked by voting your proxy at a later date through the toll-free number or submitting a later dated proxy card.

By Order of the Board of Trustees of Esoterica Thematic Trust

Qindong Liu

Qindong (Bruce) Liu

President

ESOTERICA THEMATIC TRUST

Esoterica NextG Economy ETF
675 W. 59th Street

New York, New York 10069

1-866-979-1710

QUESTIONS AND ANSWERS

 YOUR VOTE IS VERY IMPORTANT!

Question: What is happening?

Answer: You are being asked to vote on the following proposal to be considered at a special meeting of shareholders (the “Special Meeting”) of Esoterica NextG Economy ETF (the “Acquired Fund”), the sole series of Esoterica Thematic Trust (the “Trust”):

Approval of an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Acquired Fund to the AXS Esoterica NextG Economy ETF (the “Acquiring Fund”), a newly created series of Investment Managers Series Trust II (“IMST II”), in exchange solely for (a) shares of the Acquiring Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the shares of the Acquired Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares of the Acquiring Fund in proportion to the shareholders’ respective holdings of shares of the Acquired Fund.

The Board of Trustees of the Trust (the “Board”) has determined that the proposal is in the best interests of the Acquired Fund. The Board unanimously recommends that you vote FOR the proposal.

Question: Why is the Reorganization being recommended?

Answer: Esoterica Capital LLC (“Esoterica”), the investment advisor to the Acquired Fund, has entered into an agreement to sell and transfer its investment advisory business relating to the Acquired Fund to AXS Investments LLC (“AXS”) (the “Transaction”). Esoterica will receive payments from AXS, which will be made by AXS from its own resources and not by the Acquiring Fund or its shareholders, after the completion of the Reorganization. AXS currently manages other mutual funds and exchange-traded funds (“ETFs”) that are investment portfolios of IMST II and AXS wishes to reorganize the Acquired Fund into the AXS family of funds. To effectuate this, the Board has approved, pursuant to the Plan, the transfer of all the assets and liabilities of the Acquired Fund to the Acquiring Fund. In order to implement the Reorganization, IMST II will establish the Acquiring Fund as a newly organized fund that will commence operations upon the closing of the Reorganization of the Acquired Fund. The Acquiring Fund will be managed by AXS and sub-advised by Esoterica, and will have the same investment objective, and substantially similar principal investment strategies and risks, as the Acquired Fund. The Esoterica portfolio managers that currently serve as portfolio managers of the Acquired Fund will continue to serve as portfolio managers of the Acquiring Fund. Vident Investment Advisory, LLC, the current trading sub-advisor of the Acquired Fund, will not be involved with the management of the Acquiring Fund.

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Question: How will the Reorganization be effected?

Answer: Subject to the approval of the shareholders of the Acquired Fund, pursuant to the Plan, the Acquired Fund will transfer all of its assets to the Acquiring Fund in exchange solely for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Acquired Fund’s liabilities. The Acquired Fund will then liquidate by distributing the shares it receives from the Acquiring Fund to the shareholders of the Acquired Fund. Shareholders of the Acquired Fund will become shareholders of the Acquiring Fund, and immediately after the Reorganization each shareholder will hold a number of shares of the Acquiring Fund equal in aggregate value at the time of the exchange to the aggregate value of such shareholder’s shares of the Acquired Fund immediately prior to the Reorganization. If the Plan is carried out as proposed with respect to the Acquired Fund, the Reorganization is not generally expected to result in the recognition of gain or loss by either the Acquired Fund or its shareholders for federal income tax purposes. Please refer to the Proxy Statement/Prospectus for a detailed explanation of the proposal with respect to the Reorganization.

Question: Will shareholders of the Acquired Fund have to pay any fees or expenses in connection with the Reorganization?

Answer: No. AXS, UMB Fund Services, Inc. (“UMBFS”) and Mutual Fund Administration, LLC (“MFAC”) will pay the costs relating to the Reorganization, including the costs relating to the Special Meeting and the Proxy Statement. AXS, UMBFS and MFAC will pay these costs regardless of whether the Reorganization is consummated. The Acquired Fund will not incur any expenses in connection with the Reorganization.

Question: Do the Funds have similar fees?

Answer: Yes. The Acquiring Fund will pay the same annual advisory fee rate currently paid by the Acquired Fund. The Acquired Fund pays Esoterica an annual investment advisory fee of 0.75% of the Acquired Fund’s average daily net assets, and the Acquiring Fund will pay AXS an annual investment advisory fee of 0.75% of the Acquiring Fund’s average daily net assets. If the Reorganization is approved, the fee to be paid to AXS for its services to the Acquiring Fund will continue to be 0.75% of its average daily net assets. Following the Reorganization, the total annual fund operating expenses (before waivers) of the Acquiring Fund are expected to be lower than those of the Acquired Fund. In addition, AXS has agreed to maintain the Acquired Fund’s expense limitation of 0.75% of average daily net assets, subject to certain exclusions, with respect to the Acquiring Fund for a period of two years from the date of the Reorganization. Please refer to the Proxy Statement/Prospectus for more detail regarding the Funds’ expense limitations.

Question: Will the shares held by the Acquired Fund shareholders continue to be listed on the Cboe BZX Exchange following the Reorganization?

Answer: Yes. The Acquiring Fund shares are anticipated to be listed and traded on the Cboe BZX Exchange following the Reorganization.

Question: Do the Funds have similar investment strategies and risks?

Answer: Yes. The Acquiring Fund has the same investment objective and substantially similar principal investment strategies and risks as the Acquired Fund.

Question: Are the Funds managed by the same portfolio management team?

Answer: Following the Reorganization, AXS will serve as the investment advisor and Esoterica, the Acquired Fund’s investment advisor, will serve as the sub-advisor to the Acquiring Fund. Esoterica will select the Acquired Fund’s portfolio investments while AXS will provide oversight of Esoterica and manage the trading operations of the Acquiring Fund. Vident Investment Advisory, LLC (“Vident”), the current trading sub-advisor of the Acquired Fund, will not be involved with the management of the Acquiring Fund. Qindong (Bruce) Liu and Yang Ren of Esoterica currently serve as portfolio managers of the Acquiring Fund and will continue to serve as portfolio managers for the Acquiring Fund. In addition, Parker Binion and Travis Trampe of AXS will also serve as portfolio managers for the Acquiring Fund.

Similar to the Trust and Esoterica, AXS and IMST II have received an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) which permits AXS to operate the Acquiring Fund under a “manager of managers” structure (the “Order”). The Order allows AXS to hire or replace a sub-advisor, including Esoterica, and modify any existing or future agreement with a sub-advisor, without obtaining shareholder approval. AXS has no current intention to replace Esoterica. A shareholder vote would be required to replace AXS with another investment advisor.

Question: Will the Reorganization of the Acquired Fund constitute a taxable event for the Acquired Fund shareholders?

Answer: No. The Reorganization is expected to constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and generally is not expected to result in recognition of gain or loss by the Acquired Fund or its shareholders for federal income tax purposes. As a condition to the closing of the Reorganization, the Acquiring Fund and the Acquired Fund will obtain an opinion of counsel regarding the federal income tax consequences of the Reorganization. This opinion will be filed with the SEC after the close of the Reorganization and available on the SEC’s website at www.sec.gov.

Question: Will the value of my investment change as a result of the approval of the proposed Reorganization?

Answer: No. Shareholders of the Acquired Fund will receive a number of corresponding Acquiring Fund shares equal in value to the aggregate net asset value of the Acquired Fund shares held as of the closing of the Reorganization. It is likely that the number of Acquiring Fund shares an Acquired Fund shareholder receives will be the same as the number of Acquired Fund shares held because shares of the Acquired Fund will be exchanged for shares of the Acquiring Fund at an exchange ratio based on the Acquired Fund’s relative net asset values, which are not expected to differ from one another.

Question: Will there be any portfolio repositioning or other costs in connection with the Reorganization?

Answer: The Acquired Fund and the Acquiring Fund do not expect any portfolio repositioning (i.e., sale of securities) or other associated costs, such as brokerage commissions incurred from the sale of securities, in connection with the Reorganization. However, if any such portfolio repositioning were to occur, such costs would be borne by the Acquired Fund.

Question: Will the Board and Service Providers Change?

Answer: The Trust and IMST have different boards of trustees. Administration, distribution, transfer agency, accounting and custody services (“Third Party Service Arrangements”) are provided to the Trust and IMST II by the following:

	Trust	IMST
Co-Administrators	Brown Brothers Harriman & Co. 50 Post Office Square Boston, Massachusetts 02110	Mutual Fund Administration, LLC 2220 E. Route 66, Suite 226 Glendora, California 91740 UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Distributor	Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101	IMST Distributors, LLC* Three Canal Plaza, Suite 100 Portland, Maine 04101
Transfer Agent	Brown Brothers Harriman & Co. 50 Post Office Square Boston, Massachusetts 02110	Brown Brothers Harriman & Co. 50 Post Office Square Boston, Massachusetts 02110
Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 342 N. Water Street Suite 830 Milwaukee, Wisconsin 53202	Tait, Weller & Baker LLP Two Liberty Place 50 S. 16th Street, Suite 2900 Philadelphia, Pennsylvania 19102-2529
Custodian	Brown Brothers Harriman & Co. 50 Post Office Square Boston, Massachusetts 02110	Brown Brothers Harriman & Co. 50 Post Office Square Boston, Massachusetts 02110
*	IMST Distributors, LLC is a wholly owned subsidiary of Foreside Fund Services, LLC.

Question: How will the Reorganization affect my investment?

Answer: Following the Reorganization, you will be a shareholder of the Acquiring Fund. There are differences between the Acquired Fund and Acquiring Fund, including (1) the investment advisor to the Acquiring Fund is AXS rather than Esoterica, and the investment sub-advisor is Esoterica rather than Vident, (2) certain service providers that provide Third Party Service Arrangements to the Acquiring Fund will be different, (3) the Acquiring Fund will be a series of IMST II instead of the Trust, and (4) the Acquiring Fund will be governed by a different board of trustees than the Acquired Fund. Each of these differences is discussed in greater detail in the Proxy Statement/Prospectus.

You will receive shares of the Acquiring Fund equal in aggregate value at the time of the exchange to the aggregate value of your shares of the Acquired Fund immediately prior to the Reorganization. The Reorganization will not affect the value of your investment at the time of Reorganization and your interest in the Acquired Fund will not be diluted. The Reorganization generally is not expected to result in recognition of gain or loss by the Acquired Fund or its shareholders for federal income tax purposes.

Question: Who will benefit from the Reorganization?

Answer: AXS may be deemed to have an interest in the Reorganization because it will become investment advisor to the Acquiring Fund and will receive fees from the Acquiring Fund for its services as investment advisor. Esoterica may be deemed to have an interest in the Reorganization because it will become a sub-advisor to the Acquiring Fund and will receive fees for its services as sub-advisor (which will be paid by AXS). In addition, Esoterica has entered into an agreement with AXS for the sale and transfer of its investment advisory business relating to the Acquired Fund. Pursuant to this agreement, Esoterica will receive certain payments from AXS following the Reorganization, which will be made by AXS from its own resources and not by the Acquiring Fund or its shareholders.

Question: What vote is required to approve the proposed Reorganization?

Answer: The approval of the proposed Reorganization requires the affirmative vote of (i) 67% or more of the Acquired Fund shares present at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Acquired Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Acquired Fund, whichever is less. If a quorum of shareholders of the Acquired Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the proposal described in this Proxy Statement are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Special Meeting of the Acquired Fund to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting with respect to the Acquired Fund may be transacted at any such adjourned session(s) at which a quorum is present.

Question: How does the Board recommend that shareholders vote on the Reorganization?

Answer: After careful consideration, the Board has determined that the Reorganization is in the best interests of the Acquired Fund and that the interests of the Acquired Fund’s existing shareholders will not be diluted as a result of the Reorganization. Accordingly, the Board recommends that shareholders vote FOR the proposal to approve the Plan and the Reorganization.

Question: What will happen if the required shareholder approval is not obtained??

Answer: In the event that shareholders of the Acquired Fund do not approve the Reorganization, then the Acquired Fund will not be reorganized into the Acquiring Fund and will continue to operate as the sole series of the Trust and continue to be managed by Esoterica and Vident. The Board will consider potential courses of action as it deems to be in the best interests of the Acquired Fund, which may include a merger with another fund complex or the liquidation of the Acquired Fund.

Question: When would the proposed Reorganization be effective?

Answer: If approved, the Reorganization is expected to occur as soon as reasonably practicable after shareholder approval is obtained.

Question: How can I vote?

Answer: You can vote in the following ways:

●	by mail, by sending the enclosed proxy card, signed and dated;

●	via the Internet at the website listed on your proxy card;

●	by phone, by calling one of the toll-free numbers listed on your proxy card for an automated touchtone voting line or to speak with a live operator; or

●	in person, by attending the Meeting or via telephonic or web-based conference if held as a virtual meeting due to public health and travel concerns associated with the COVID-19 pandemic.

Whichever method you choose, please take the time to read the full text of the enclosed Proxy Statement/Prospectus before you vote.

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Question: Whom should I call for additional information about the Proxy Statement/Prospectus?

Answer: Please call the number listed on the proxy card if you have any questions regarding the Reorganization. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

COMBINED PROXY STATEMENT AND PROSPECTUS

NOVEMBER 30, 2022

FOR THE REORGANIZATION OF

Esoterica NextG Economy ETF

 the sole series of Esoterica Thematic Trust
675 W. 59th Street

New York, New York 10069

1-866-979-1710

INTO

AXS Esoterica NextG Economy ETF

 a series of Investment Managers Series Trust II

235 W. Galena Street
Milwaukee, Wisconsin 53212

1-866-984-2510

This Combined Proxy Statement and Prospectus (this “Proxy Statement”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Esoterica Thematic Trust (the “Trust”) for use at a Special Meeting of Shareholders (the “Special Meeting”) of Esoterica NextG Economy ETF, the sole series of the Trust (the “Acquired Fund”), to be held on December 15, 2022, at the offices of the Trust's legal counsel, Thompson Hine LLP, 312 Walnut Street, 20th Floor, Cincinnati, OH 45202, at 10:00 a.m. Eastern time. However, as we are concerned about your health and safety during the current coronavirus (COVID-19) pandemic, we intend to monitor the recommendations of public health officials and governmental restrictions as the situation continues to evolve. If we decide to hold the Special Meeting at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), we will make an announcement in the manner discussed in these materials.

At the Special Meeting, you and the other shareholders of the Acquired Fund will be asked to consider and vote upon the following proposals:

1.	Approval of an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Acquired Fund to the AXS Esoterica NextG Economy ETF (the “Acquiring Fund”), a newly created series of Investment Managers Series Trust II (“IMST II”), in exchange solely for (a) shares of the Acquiring Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the shares of the Acquired Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares of the Acquiring Fund in proportion to the shareholders’ respective holdings of shares of the Acquired Fund.

2.	The transaction of such other business as may properly come before the Special Meeting or any continuations after an adjournment thereof.

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Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Trust, in person (or via a virtual meeting, if applicable) at the time of the Special Meeting, by voting the proxy at a later date through the toll-free number or by submitting a later dated proxy card. If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares. If you hold your shares in the name of a brokerage firm, bank, nominee or other institution, you must provide a legal proxy from that institution in order to vote your shares in person (or via a virtual meeting, if applicable) at the Special Meeting.

The Acquired Fund is the sole series of the Trust, an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) and organized as a Delaware statutory trust. The Acquiring Fund is a newly created series of IMST II, an open-end management investment company registered with the SEC, and also organized as a Delaware statutory trust.

The following Acquired Fund documents have been filed with the SEC and are incorporated by reference into this Proxy Statement (which means these documents are considered legally to be part of this Proxy Statement):

(1)	The Acquired Fund’s Prospectus and Statement of Additional Information each dated March 1, 2022, filed with the SEC on February 28, 2022 (Accession No. 0001213900-22-009726).

(2)	The Acquired Fund’s Semi-Annual Report to Shareholders dated April 30, 2022, filed with the SEC on June 30, 2022 (Accession No. 0001213900-22-036196).

(3)	The Acquired Fund’s Annual Report to Shareholders dated October 31, 2021, filed with the SEC on January 3, 2022 (Accession No. 0001213900-22-000210).

The Acquired Fund’s Prospectus dated March 1, 2022, Annual Report to Shareholders for the fiscal year ended October 31, 2021, containing audited financial statements, and Semi-Annual Report to Shareholders for the period ended April 30, 2022, containing unaudited financial statements have been previously mailed to shareholders. Copies of these documents are available upon request and without charge by writing to the Trust or by calling 1-866-979-1710.

Because the Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement, no annual or semi-annual report is available for the Acquiring Fund at this time.

This Proxy Statement sets forth the basic information you should know before voting on the proposal. You should read it and keep it for future reference. Additional information is set forth in the Statement of Additional Information dated November 30, 2022, relating to this Proxy Statement, which is also incorporated by reference into this Proxy Statement. The Statement of Additional Information is available upon request and without charge by calling 1-866-979-1710.

The Trust expects that this Proxy Statement will be mailed to shareholders on or about November 30, 2022.

Important Notice Regarding Availability of Proxy Materials for the Meeting to be Held on December 15, 2022. This Proxy Statement is available on the Internet at https://vote.proxyonline.com/esoterica/docs/2022.pdf. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call the toll-free number on your enclosed proxy card. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

 2

PLEASE NOTE: If it is determined that the Special Meeting will be held at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), an announcement of any such updates will be provided by means of a press release, which will be posted on our website www.esotericacap.com. We encourage you to check the website prior to the Special Meeting if you plan to attend the Special Meeting. An announcement of any change will also be filed with the SEC via its EDGAR system. You do not need to attend the Special Meeting if you submit your votes on the proposal by proxy promptly.

Date: November 30, 2022

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT PASSED ON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The shares offered by this Combined Proxy Statement and Prospectus are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Acquiring Fund involves investment risk, including the possible loss of principal.

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I.	Proposal - To Approve the Agreement and Plan of Reorganization

A.       Overview

You are being asked to vote at the Special Meeting to approve the reorganization of the Acquired Fund into the Acquiring Fund. Specifically, you are being asked to consider and approve the Plan, pursuant to which the assets and liabilities of the Acquired Fund will be transferred to the Acquiring Fund, and shareholders of the Acquired Fund will become shareholders of the Acquiring Fund. The Acquired Fund and the Acquiring fund are each sometimes referred to below as a “Fund” and collectively, as the “Funds.”

The Board, on behalf of the Acquired Fund, including the trustees who are not “interested persons” of the Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously approved the proposed Reorganization, including the Plan, at a meeting of the Board held on October 13, 2022. A form of the Plan is attached to this Proxy Statement/Prospectus as Exhibit A. If the shareholders of the Acquired Fund approve the Proposal, the Acquired Fund will reorganize into the Acquiring Fund, pursuant to which the Acquired Fund would (i) transfer all of its assets to the Acquiring Fund in exchange solely for newly issued shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund, and (ii) immediately distribute such newly issued shares of the Acquiring Fund to the Acquired Fund shareholders. In connection with the Reorganization, the Acquiring Fund will issue to the corresponding Acquired Fund’s shareholders book entry interests for the shares of the Acquiring Fund registered in a “street name” brokerage account held for the benefit of such shareholders. Shareholders of the Acquired Fund will receive a number of corresponding Acquiring Fund shares equal in value to the aggregate net asset value of the Acquired Fund shares held as of the closing of the Reorganization. Like shares of the Acquired Fund, shares of the Acquiring Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

Esoterica Capital LLC (“Esoterica”), the investment advisor to the Acquired Fund, has entered into an agreement to sell and transfer its investment advisory business relating to the Acquired Fund to AXS Investments LLC (“AXS”) (the “Transaction”). Esoterica will receive payments from AXS, which will be made by AXS from its own resources and not by the Acquiring Fund or its shareholders, after the completion of the Reorganization. AXS currently manages other mutual funds and exchange-traded funds (“ETFs”) that are investment portfolios of IMST II and AXS wishes to reorganize the Acquired Fund into the AXS family of funds. To effectuate this, the Board has approved, pursuant to the Plan, the transfer of all the assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund. In order to implement the Reorganization, IMST II will establish the Acquiring Fund as a newly organized fund that will commence operations upon the closing of the Reorganization of the Acquired Fund. The Acquiring Fund will be managed by AXS and will be sub-advised by Esoterica and will have the same investment objective as the Acquired Fund and substantially similar principal investment strategies and risks as the Acquired Fund. Vident Investment Advisory, LLC (“VIA”), the current trading sub-advisor of the Acquired Fund, will not be involved with the management of the Acquiring Fund. Qindong (Bruce) Liu and Yang Ren of Esoterica currently serve as portfolio managers of the Acquired Fund and will continue to serve as portfolio managers for the Acquiring Fund. In addition, Parker Binion and Travis Trampe of AXS will also serve as portfolio managers for the Acquiring Fund.

The Trust is organized as a Delaware statutory trust and is authorized to have multiple series. As of September 30, 2022, the Trust consisted of the Acquired Fund and had approximately $20 million in assets. IMST II is also organized as a Delaware statutory trust and has multiple series managed by separate investment advisors and/or sub-advisors. As of September 30, 2022, IMST II consisted of multiple portfolios representing approximately $3.7 billion in assets. IMST II is not affiliated with the Trust or Esoterica.

The Trust and IMST II have different Boards of Trustees. Custody, administration, accounting, transfer agency, and distribution services (“Third Party Service Arrangements”) are provided to the Trust and IMST II by the following:

 6

	Trust	IMST
Co-Administrators	Brown Brothers Harriman & Co. 50 Post Office Square Boston, Massachusetts 02110	Mutual Fund Administration, LLC 2220 E. Route 66, Suite 226 Glendora, California 91740 UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Distributor	Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101	IMST Distributors, LLC* Three Canal Plaza, Suite 100 Portland, Maine 04101
Transfer Agent	Brown Brothers Harriman & Co. 50 Post Office Square Boston, Massachusetts 02110	Brown Brothers Harriman & Co. 50 Post Office Square Boston, Massachusetts 02110
Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 342 N. Water Street Suite 830 Milwaukee, Wisconsin 53202	Tait, Weller & Baker LLP Two Liberty Place 50 S. 16th Street, Suite 2900 Philadelphia, Pennsylvania 19102-2529
Custodian	Brown Brothers Harriman & Co. 50 Post Office Square Boston, Massachusetts 02110	Brown Brothers Harriman & Co. 50 Post Office Square Boston, Massachusetts 02110
*	IMST Distributors, LLC is a wholly owned subsidiary of Foreside Fund Services, LLC.

The Trust believes that the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The closing of the Reorganization is conditioned upon the receipt by IMST II and the Trust of an opinion to such effect from tax counsel to IMST II. If the Reorganization so qualifies, the Acquired Fund and its shareholders generally are not expected to recognize any gain or loss for federal income tax purposes on the transfer of assets, the assumption of liabilities, and the receipt of Acquiring Fund shares in the Reorganization.

The Acquired Fund will not pay for the costs of the Reorganization or the Special Meeting. AXS, UMB Fund Services, Inc. (“UMBFS”) and Mutual Fund Administration LLC (“MFAC”) will bear the costs associated with the Reorganization, Special Meeting, and solicitation of proxies, including the expenses associated with preparing and filing the registration statement that includes this Proxy Statement and the cost of copying, printing and mailing proxy materials. In addition to solicitations by mail, AXS also may solicit proxies, without special compensation, by telephone or otherwise. AXS, UMBFS and MFAC will pay these costs regardless of whether the Reorganization is consummated.

The Board, including a majority of the Trustees who are not interested persons of the Acquired Fund, believes that the terms of the Reorganization are fair and reasonable and that the interests of existing shareholders of the Acquired Fund will not be diluted as a result of the proposed Reorganization. In approving the Reorganization, the Board considered, among other things: (1) the terms of the Reorganization; (2) that the terms of the Plan were fair to the Acquired Fund’s shareholders; (3) that the Esoteric portfolio managers of the Acquired Fund will continue to provide the day-to-day management of the Acquiring Fund’s portfolio; (4) the investment management experience of AXS; (5) the governing documents of IMST II, noting the fact that there would not be material differences between the rights of the shareholders of the Acquired Fund as compared to their rights when they become shareholders of the Acquiring Fund; (6) the expectation that the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code and that the Acquired Fund and its shareholders generally are not expected to recognize gain or loss for U.S. federal income tax purposes in the Reorganization; (7) that the Funds have the same investment objectives and substantially similar principal investment strategies, policies and risks; (8) that the investment advisory fee for the Acquired Fund and the Acquiring Fund are the same, and the total annual fund operating expenses (before waivers) of the Acquiring Fund are expected to be lower than those of the Acquired Fund; (9) that AXS has agreed for a period of two years from the date of the Reorganization to maintain the same expense limitation for the Acquiring Fund currently in place for the Acquired Fund; (10) that the Reorganization would not result in the dilution of shareholders’ interests; (11) that AXS, UMBFS and MFAC, and not the Acquired Fund, will bear all costs of the proposed Reorganization; (12) that the proposed Reorganization will be submitted to the shareholders of the Acquired Fund for their approval; (13) that shareholders of the Acquired Fund who do not wish to become shareholders of the Acquiring Fund may sell their Acquired Fund shares before the Reorganization; and (14) that liquidation of the Acquired Fund outside the context of a reorganization within the meaning of 368(a) of the Code would generally be a taxable event in which shareholders would recognize gain or loss on their investments for federal income tax purposes.

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Based on these considerations, the Board approved the solicitation of the shareholders of the Acquired Fund to vote on the Plan, the form of which is attached to this Proxy Statement in Appendix A.

B.       Comparison Fee Table and Example

The following shows the fees and expenses for the Acquired Fund based on the Acquired Fund’s assets as of its semi-annual period ended April 30, 2022. As the Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement, the Other Expenses shown for the Acquiring Fund are estimates. The fees and expenses and the example below do not include the brokerage commissions and other fees to financial intermediaries that investors may pay on their purchases and sales of shares of the Fund.

Fees and Expenses

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Acquired Fund	Acquiring Fund (Pro forma)
Management Fees	0.75%	0.75%
Distribution and service (Rule 12b-1) Fees[1]	0.00%	0.00%
Other Expenses	0.93%	0.48%[2]
Total Annual Fund Operating Expenses	1.68%	1.23%
Fee Waiver and Expense Reimbursement	(0.93%)[3]	(0.48%)[4]
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement[1,2]	0.75%	0.75%

[1]	Pursuant to a Rule 12b-1 Distribution and Service Plan, each Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. No such fee is currently paid by the Acquired Fund and the Acquiring Fund has no current intention of paying 12b-1 fees.

[2]	“Other Expenses” for the Acquiring Fund have been estimated for the current fiscal year. Actual expenses may differ from estimates.

[3]	The Acquired Fund’s advisor, Esoterica has contractually agreed to reduce its fees and/or reimburse expenses of the Acquired Fund until at least February 28, 2023, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) unaffiliated acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; (vii) foreign custody transaction costs and foreign account set up fees; and (viii) extraordinary expenses such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Acquired Fund service providers, including the advisor)) will not exceed 0.75% of the Acquired Fund’s net assets, subject to possible recoupment from the Acquired Fund in future years within the three years from the date the fees have been waived or reimbursed if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of the recoupment. This agreement may be terminated only by the Acquired Fund’s Board on 60 days’ written notice to the Advisor. Esoterica will not seek the recoupment of any previously waived fees following the reorganization of the Acquired Fund.

[4]	The Acquiring Fund’s advisor, AXS, has contractually agreed to waive its fees and/or pay for operating expenses of the Acquiring Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) will not exceed 0.75% of the average daily net assets of the Acquiring Fund. This agreement is effective for a two-year period from the date of the Reorganization and it may be terminated before that date only by IMST II’s Board of Trustees. AXS is permitted to seek reimbursement from the Acquiring Fund, subject to certain limitations, of fees waived or payments made by AXS to the Acquiring Fund for a period ending three years after the date of the waiver or payment. Such reimbursement may be requested from the Acquiring Fund if the reimbursement will not cause the Acquiring Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first. Any such reimbursement is contingent upon the IMST II Board’s subsequent review of the reimbursed amounts and no reimbursement may cause the total operating expenses paid by the Acquiring Fund in a fiscal year to exceed the applicable limitation on Acquiring Fund expenses. The Acquiring Fund must pay current ordinary operating expenses before AXS is entitled to any reimbursement of fees and/or Fund expenses.

 8

Example

The Example below is intended to help you compare the cost of investing in the Acquired Fund with the cost of investing in the Acquiring Fund on a pro forma basis. The Example assumes that you invest $10,000 in the Fund and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return, that the Fund’s Total Annual Fund Operating Expenses remain as stated in the previous table and that distributions are reinvested. The example reflects each Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows, if you redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Acquired Fund	$77	$439	$825	$1,909
Acquiring Fund (Pro forma)	$77	$293	$581	$1,401

C.       The Funds’ Investment Objectives, Principal Investment Strategies and Risks

Each Fund’s investment objective, principal investment strategies and risks are discussed in more detail below.

Comparison of Investment Objectives

The investment objective of both the Acquired Fund and the Acquiring Fund is to seek capital appreciation. Both the Acquired Fund’s and the Acquiring Fund’s investment objectives are non-fundamental policies and may be changed without shareholder approval upon written notice to shareholders.

Comparison of Principal Investment Strategies

Although the Funds describe the principal investment strategies differently, the Acquired Fund and the Acquiring Fund have substantially similar principal investment strategies.

Acquired Fund	Acquiring Fund

The Fund is an actively-managed exchange-traded fund (“ETF”) that invests, under normal circumstances, at least 80% of its total assets in domestic and foreign equity securities of companies whose economic fortunes are significantly tied to the fifth generation digital cellular network technology (“5G”) enabled digital economy, including companies involved in the production of 5G technology and companies that may benefit from the use of 5G, such as companies engaged in e-commerce or internet sales. The Fund invests at least 25% of its net assets in companies in the internet, computer, semiconductor and software group of industries. In selecting companies that the Adviser believes are relevant to the 5G-enabled digital economy, it seeks to identify companies that would benefit by expanding their accessible market for their products and services as a result of the adoption of 5G. The Adviser further believes that companies that are engaged in e-commerce or internet sales, for example, may especially benefit from the adoption of 5G technology due to 5G technology’s increased peak data rates, increased speed of connectivity and a more efficient use of bandwidth so that the maximum amount of data can be transmitted with the fewest transmission errors, relative to existing technology. More efficient and accurate transmission of data may result in a larger available market.

The Fund is an actively managed exchange traded fund (“ETF”). Under normal circumstances, the Fund will invest 80% of its net assets (plus any borrowings for investment purposes) in domestic and foreign equity securities of companies that are relevant to the fifth generation digital cellular network technology (“5G”) enabled digital economy, including companies involved in the production of 5G technology and companies that may benefit from the use of 5G, such as companies engaged in e-commerce or internet sales.

The Fund’s investments may include investments in micro-, small-, medium- and large-capitalization companies. The Fund will concentrate (i.e., invest 25% or more of its assets) in companies in the internet, computer, semiconductor and software industries. The Fund’s foreign investments include developed and emerging markets. The Fund may invest in foreign securities (including investments in American Depositary Receipts (‘‘ADRs’’) and Global Depositary Receipts (‘‘GDRs’’)) and securities listed on local foreign exchanges. The Fund may invest up to 20% of its net assets in cash and cash equivalents.

 9

Acquired Fund	Acquiring Fund
Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities, including common stocks, partnership interests, business trust shares and other equity investments or ownership interests in business enterprises, including companies involved in the production of 5G technology and companies that may benefit from the use of 5G, such as companies engaged in e-commerce or internet sales. The Fund’s investments include micro-, small-, medium- and large-capitalization companies. The Fund invests at least 25% of its net assets in companies in the internet, computer, semiconductor and software group of industries. The Fund’s investments in foreign equity securities are in both developed and emerging markets. The Fund may invest in foreign securities (including investments in American Depositary Receipts (‘‘ADRs’’) and Global Depositary Receipts (‘‘GDRs’’)) and securities listed on local foreign exchanges. Outside of the Fund’s 80% policy, the Fund may invest up to 20% of its net assets in cash and cash equivalents.

The Adviser’s internal research and analysis leverages insights from diverse sources, including external research, to develop and refine its investment themes and identify and take advantage of trends that have ramifications for individual companies or entire industries. More specifically, targeted investments must meet the following criteria, as determined by the Adviser.

In selecting companies that the sub-advisor, Esoterica Capital LLC (“Esoterica” or the “Sub-Advisor”), believes are relevant to the 5G enabled digital economy, it seeks to identify companies that would benefit by expanding the accessible market for their products and services as a result of the adoption of 5G. The sub-advisor further believes that companies that are engaged in e-commerce or internet sales, for example, may especially benefit from the adoption of 5G technology due to 5G technology’s increased peak data rates, increased speed of connectivity, and more efficient use of bandwidth such that the maximum amount of data can be transmitted with the fewest transmission errors, relative to existing technology. More efficient and accurate transmission of data may result in a larger available market.

 10

Acquired Fund	Acquiring Fund
The Sub-Advisor constructs the Fund’s portfolio. The Sub-Advisor’s process for identifying companies uses both ‘‘top down’’ (thematic research sizing the potential total available market and changes in the underlying technological cycle) and ‘‘bottom up’’ (valuation, fundamental and quantitative measures) approaches. The Sub-Advisor’s internal research and analysis utilizes insights from diverse sources, including external research, to develop and refine its investment themes and identify and take advantage of trends that it believes have ramifications for individual companies or entire industries. As part of the Sub-Advisor’s top down process, the universe of potential investments are categorized by the Sub-Advisor into one of the following groups:

• Group 1: Infrastructure

The company’s business activities, products or services are focused on or benefit from the development of new products or services, technological improvements and advancements in scientific research in the development of 5G communication infrastructure network including core network, transmission, and radio access network, or cloud computing infrastructure.

• Group 2: Edge Device

The company’s business activities, products or services are focused on or benefit from the development of new products or services, technological improvements and advancements in scientific research in the access of 5G networks by end users, including the edge device itself, such as a cellular phone, or the key component within the edge device, such as a baseband processor. The edge device is a type of networking device that connects an internal local area network with an external wide area network or the internet. The edge device provides interconnectivity and traffic translation between different networks on their entering edges or the network boundaries.

• Group 3: Services

The company’s business activities, products or services are enabled by the proliferation of 5G infrastructure and edge devices, which can be further categorized into enhanced mobile broadband (eMBB), massive machine type communications (mMTC) and ultra-reliable low latency communications (uRLLC). The possible products and services may include video streaming, cloud gaming, autonomous driving, augmented reality and virtual reality (AR/VR), Internet of Things (“IoT”), and remote surgery. Cloud gaming is a type of online gaming that aims to provide smooth and direct playability to end users of games across various devices. It could include a host gaming server capable of executing a gaming engine and streaming the gaming data to the client device. IoT is a system of interrelated computing devices, mechanical and digital machines, objects, animals or people that are provided with unique identifiers and the ability to transfer data over a network without requiring human-to-human or human-to-computer interaction.

• Group 1: Infrastructure

The company’s business activities, products or services are focused on or benefit from the development of new products or services, technological improvements and advancements in scientific research in the development of 5G communication infrastructure network, including core network, transmission, and radio access network, or cloud computing infrastructure.

• Group 2: Edge Devices

An edge device is a type of networking device that connects an internal local area network with an external wide area network or the internet. The edge device provides interconnectivity and traffic translation between different networks on their entering edges or the network boundaries. A Group 2 company’s business activities, products or services are focused on or benefit from the development of new products or services, technological improvements and advancements in scientific research in the access of 5G networks by end users, including the edge device itself, such as a cellular phone, or a key component within the edge device, such as a baseband processor.

• Group 3: Services

The company’s business activities, products or services are enabled by the proliferation of 5G infrastructure and edge devices, which can be further categorized into enhanced mobile broadband (“eMBB”), massive machine type communications (“mMTC”), and ultra-reliable low latency communications (“uRLLC”). The possible products and services may include video streaming, cloud gaming, autonomous driving, augmented reality and virtual reality (“AR/VR”), Internet of Things (“IoT”), and remote surgery. Cloud gaming is a type of online gaming that aims to provide smooth and direct playability to end users of games across various devices. Such a service could include making available a host gaming server capable of executing a gaming engine and streaming the gaming data to the client device. IoT is a system of interrelated computing devices, mechanical and digital machines, objects, animals or people that are provided with unique identifiers and the ability to transfer data over a network without requiring human-to-human or human-to-computer interaction.

 11

Acquired Fund	Acquiring Fund

The Adviser selects investments for the Fund that represent its highest-conviction investment ideas within the above groups, which the Adviser believes offer the best risk-reward opportunities. The Adviser’s process for identifying companies uses both ‘‘top down’’ (thematic research sizing the potential total available market and changes in the underlying technological cycle) and ‘‘bottom up’’ (valuation, fundamental and quantitative measures) approaches. In managing the Fund’s portfolio, the Adviser may engage in frequent transactions, resulting in a higher portfolio turnover rate.

The Sub-Advisor selects investments for the Fund that represent its highest-conviction investment ideas within the above groups, are attractively valued and well-positioned, and which the Sub-Advisor believes offer the best risk-reward opportunities.

In managing the Fund’s portfolio, the Sub-Advisor may engage in frequent transactions, resulting in a higher portfolio turnover rate. The Fund seeks to participate in gains in the U.S. and foreign markets in all market conditions and will attempt to minimize the impact of market losses during periods of extreme market stress.

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”), which means that it may invest more of its assets in a smaller number of issuers than “diversified” funds.

 12

Comparison of Principal Investment Risks

This section will help you compare the risks of the Acquired Fund and the Acquiring Fund. Although the Funds describe and organize them differently, the principal risks associated with investments in the Acquired Fund and the Acquiring Fund are generally similar because the Funds have identical investment objectives and substantially similar investment strategies. Unlike the Acquiring Fund, the Acquired Fund includes “Limited History of Operations Risk and New Advisor Risk” and “Portfolio Turnover Risk” as principal risks. The risks of the Funds are described in their respective prospectuses as follows:

Acquired Fund	Acquiring Fund
5G Companies and Emerging Technologies Investment Risk. Companies across a wide variety of industries, primarily in the technology sector, are exploring the possible applications of 5G technologies. The extent of such technologies’ versatility has not yet been fully explored. Consequently, the Fund’s holdings will include equity securities of operating companies that focus on or have exposure to a wide variety of industries. The economic fortunes of the companies held by the Fund will be significantly tied to 5G technologies. Currently, there are few public companies for which 5G technologies represent an attributable and significant revenue or profit stream, and such technologies may not ultimately have a material effect on the economic returns of companies in which the Fund invests.	Same as the Acquired Fund.
Active Management Risk. The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, which may cause the Fund to fail to meet its investment objective or to underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active trading that can accompany active management may result in high portfolio turnover, which may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active trading may also result in adverse tax consequences.	Same as the Acquired Fund

Authorized Participant Concentration Risk. Only an Authorized Participant (“AP”) may engage in creation or redemption transactions directly with the Fund, and APs are not obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as APs. To the extent that APs exit the business or are unable or unwilling to proceed with creation or redemption orders with respect to the Fund and no other AP is willing or able to step forward to create or redeem, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.

See “ETF Structure Risks”

 13

Acquired Fund	Acquiring Fund
Communication Services Companies Risk. The Fund invests significantly in communication services companies. Communication services companies may be subject to specific risks associated with legislative or regulatory changes, adverse market conditions, and/or increased competition. Communication services companies are particularly vulnerable to rapid advancements in technology, the innovation of competitors, rapid product obsolescence and government regulation and competition, both domestically and internationally. Communication services companies also rely on the use of intellectual property such as patents, copyrights and trademarks owned internationally or licensed through third-parties. Legal check-ups or claims regarding infringement of intellectual property could cause an adverse effect on the reputation of the company. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company’s profitability. While all companies may be susceptible to network security breaches, certain communication services companies may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.	See “Sector Focus Risk”

Concentration Risk. To the extent the Fund’s investments are concentrated in a particular industry or group of industries, the Fund may be susceptible to an increased risk of loss, including losses due to adverse occurrences affecting the Fund more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector, or asset class.

Computer Software/Services Companies Risk. Computer software/services companies can be significantly affected by competitive pressures, aggressive pricing, technological developments, changing domestic demand, the ability to attract and retain skilled employees and availability and price of components. The market for products produced by computer software/services companies is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of computer software/services companies depends in substantial part on the timely and successful introduction of new products and the ability to service such products. An unexpected change in one or more of the technologies affecting an issuer’s products or in the market for products based on a particular technology could have a material adverse effect on a participant’s operating results.

Concentration Risk. To the extent the Fund’s investments are concentrated in a particular industry or group of industries, the Fund may be susceptible to loss due to adverse occurrences affecting that industry or group of industries.

Computer Software/Services Companies Risk. Computer software/services companies can be significantly affected by competitive pressures, aggressive pricing, technological developments, changing domestic demand, the ability to attract and retain skilled employees and availability and price of components. The market for products produced by computer software/services companies is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of computer software/services companies depends in substantial part on the timely and successful introduction of new products and the ability to service such products. An unexpected change in one or more of the technologies affecting an issuer’s products or in the market for products based on a particular technology could have a material adverse effect on a participant’s operating results. Many computer software/services companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by computer software/services companies to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies’ technology.

 14

Acquired Fund	Acquiring Fund
Many computer software/services companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by computer software/services companies to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies’ technology.

Internet Companies Risk. Investments in internet industry companies may be volatile. Internet companies are subject to intense competition, the risk of product obsolescence, changes in consumer preferences and legal, regulatory and political changes. They are also especially at risk of hacking and other cybersecurity events. In addition, it can be difficult to adequately capture what qualifies as an Internet company.

Semiconductor Companies Risk. The Fund is subject to the risk that market or economic factors impacting semiconductor companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund’s investments. The value of stocks of semiconductor companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Semiconductor companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Additionally, semiconductor companies may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

Technology Sector Risk. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

Internet Companies Risk. Investments in internet industry companies may be volatile. Internet companies are subject to intense competition, the risk of product obsolescence, changes in consumer preferences and legal, regulatory and political changes. They are also especially at risk of hacking and other cybersecurity events. In addition, it can be difficult to adequately capture what qualifies as an Internet company.

Semiconductor Companies Risk. The Fund is subject to the risk that market or economic factors impacting semiconductor companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund’s investments. The value of stocks of semiconductor companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Semiconductor companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Additionally, semiconductor companies may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

See “Sector Focus Risk”

 15

Acquired Fund	Acquiring Fund
Cybersecurity Risk. The Fund, the Fund’s Advisor, distributor and other service providers, market makers and Authorized Participants may be prone to operational and information security risks resulting from breaches in their electronic or computer systems, which have the ability to adversely impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Fund, the Fund’s Advisor, distributor and other service providers, market makers and Authorized Participants to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s other service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Depositary Receipt Risk. Depositary receipts involve risks similar to those associated with investments in foreign securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. Depositary receipts listed on U.S. exchanges are issued by banks or trust companies and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares (“Underlying Shares”). When the Fund invests in depositary receipts as a substitute for an investment directly in the Underlying Shares, the Fund is exposed to the risk that the depositary receipts may not provide a return that corresponds precisely with that of the Underlying Shares.

Depositary Receipts Risk. The Fund may invest in depositary receipts. Depositary receipts may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert depositary into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related depositary receipts. Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by a depositary and the issuer of the underlying security. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Unsponsored receipts may involve higher expenses and may be less liquid. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

 16

Acquired Fund	Acquiring Fund
Emerging Markets Risk. Investing in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, limited availability and reliability of information material to an investment decision, and exposure to political systems that can be expected to have less stability than those of developed countries. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Emerging Markets Risk. Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed and less stable economic, political and legal systems than those of more developed countries. There may be less publicly available and reliable information about issuers in emerging markets than is available about issuers in more developed markets. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.

Equity Risk. The NAV of the Fund will fluctuate based on changes in the value of the U.S. and/or foreign equity securities held by the Fund. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

ETF Structure Risks. The Fund is structured as an ETF and is subject to the special risks, including:

• Not Individually Redeemable. Shares are not individually redeemable to retail investors and may be redeemed by the Fund only to Authorized Participants(“APs”) (as defined in the Other Information – Creations and Redemptions section of this Prospectus) at NAV in large blocks known as “Creation Units.” An AP may incur brokerage costs purchasing enough shares to constitute a Creation Unit.

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

●    Shares are Not Individually Redeemable. Shares are only redeemable by the Fund at NAV if they are tendered in Creation Units. Only Authorized Participants may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV.

 17

Acquired Fund	Acquiring Fund

• Trading Issues. An active trading market for the Fund’s shares may not be developed or maintained. Trading in shares on the CBOE may be halted due to market conditions or for reasons that, in the view of the CBOE, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the CBOE. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as APs that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

• Market Price Variance Risk. The market price of the Fund’s shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that shares may trade at a discount to NAV.

○   In times of market stress, market makers may step away from their role of market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Fund shares and the Fund’s NAV.

○   To the extent APs exit the business or are unable to process creations or redemptions and no other AP can step in to do so, there may be a significantly reduced trading market in the Fund’s shares, which can lead to differences between the market value of Fund shares and the Fund’s NAV.

○   The market price for the Fund’s shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or receive significantly less for Fund shares than the Fund’s net asset value, which is reflected in the bid and ask price for Fund shares or in the closing price.

●    Trading Issues Risk. Although the Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund shares will develop or be maintained. Trading in Acquiring Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Acquiring Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

●    Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Acquiring Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

●    Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Acquiring Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund shares are trading on the Exchange, which could result in a decrease in value of the Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Fund shares.

 18

Acquired Fund	Acquiring Fund

○   When all or a portion of an ETF’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which could lead to differences between the market value of the Fund’s shares and the Fund’s NAV.

○   In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s NAV.

• Fluctuation of Net Asset Value Risk. The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Fund’s shares on the CBOE. The Advisor cannot predict whether the shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Fund’s shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time.

●    Costs of Buying or Selling Shares. Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Acquiring Fund, asset swings in the Acquiring Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

●    Fluctuation of Net Asset Value Risk. As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Fund’s NAV, there may be times when the market prices of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund shares may decrease considerably and cause the market price of Fund shares to deviate significantly from the Fund’s NAV. In addition, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, and that this could lead to wider bid/ask spreads and differences between the market price of the Fund’s shares and NAV.

 19

Acquired Fund	Acquiring Fund

Foreign Securities Risk. Since the Fund’s investments may include foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar.

Securities of 5G companies that are foreign companies may be subject to the risks associated with capital controls and sanctions. Economic conditions, such as volatile currency exchange rates and interest rates, political events, military action and other conditions may, without prior warning, lead to foreign government intervention (including intervention by the U.S. government with respect to foreign governments, economic sectors, foreign companies and related securities and interests) and the imposition of capital controls and/or sanctions, which may also include retaliatory actions of one government against another government, such as seizure of assets. Capital controls and/or sanctions include the prohibition of, or restrictions on, the ability to transfer currency, securities, or other assets. Capital controls and/or sanctions may also impact the ability of the Fund to buy, sell, or otherwise transfer securities or currency, including depositary receipts, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for shares of the Fund, and cause the Fund to decline in value.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Changes in exchange rates and interest rates, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include American Depository Receipts (“ADRs”) and Global Depository Receipts (“GDRs”). Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends.

Limited History of Operations Risk and New Advisor Risk. The Fund and the Advisor each have a limited history of operations for investors to evaluate. As a result, investors have a limited track record from which to judge the Advisor, and the Advisor may not achieve the intended result in managing the Fund.	No corresponding risk factor for the Acquiring Fund.
No corresponding risk factor for the Acquired Fund.

Management and Strategy Risk. The value of your investment depends on the judgment of the Advisor and Sub-advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.

 20

Acquired Fund	Acquiring Fund
Market Risk. Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Additionally, unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues (such as the global pandemic coronavirus disease 2019 (COVID-19)); and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Micro-Cap Company Risk. Micro-cap companies may be newly formed or have limited product lines, distribution channels and financial and managerial resources. The risks associated with those investments are generally greater than those associated with investments in the securities of larger, more established companies. Micro- cap common stocks may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general. This may cause the Fund’s net asset value to be more volatile when compared to investment companies that focus only on larger cap companies.

See “Market Capitalization Risk.”

Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and the Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

No corresponding risk factor for the Acquiring Fund

 21

Acquired Fund	Acquiring Fund
Portfolio Turnover Risk. A higher portfolio turnover may result in higher transactional and brokerage costs.

Portfolio Turnover Risk. Active and frequent trading of the Fund’s portfolio securities may lead to higher transaction costs and may result in a greater number of taxable transactions than would otherwise be the case, which could negatively affect the Fund’s performance. A high rate of portfolio turnover is 100% or more.

Sector Concentration Risk. The Fund may focus its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund’s NAV to fluctuate more than that of a fund that does not focus on a particular sector.

• Communications Services Sector Risk. The Fund is generally expected to invest significantly in companies in the communications services sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. Communications services companies are subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new adverse regulatory requirements may adversely affect the business of such companies. Companies in the communications services sector can also be significantly affected by intense competition, including competition with alternative technologies such as wireless communications (including with 5G and other technologies), product compatibility, consumer preferences, rapid product obsolescence, and research and development of new products. Technological innovations may make the products and services of such companies obsolete.

• Information Technology Sector Risk. The Fund is generally expected to invest significantly in companies in the information technology sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The values of stocks of information technology companies and companies that rely heavily on technology are particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

Same as the Acquired Fund

 22

Acquired Fund	Acquiring Fund

Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Information technology companies and companies that rely heavily on technology may also be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions.

• Basic Materials Sector Risk. To the extent that the Fund invests in the basic materials sector, it will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the basic materials sector. Companies engaged in the production and distribution of basic materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

• Consumer Discretionary Sector Risk. To the extent that the Fund invests in the consumer discretionary sector, it will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the consumer discretionary sector. These companies may be adversely affected by changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, exploration and production spending.

• Financials Sector Risk. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted.

 23

Acquired Fund	Acquiring Fund

Securities Market Risk. The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities markets may cause multiple asset classes to decline in value simultaneously.

See” Market Risk”
Small and Medium Capitalization Stock Risk. The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market prices fall more disproportionately than larger companies in response to selling pressures. In addition, small and medium sized companies may have limited markets, product lines, or financial resources and lack management experience.

Market Capitalization Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion. The securities of small-capitalization or mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Unique Economic and Political Risks of Investing in Greater China. Investments in companies located or operating in Greater China involve risks not associated with investments in Western nations, such as nationalization, expropriation, or confiscation of property; difficulty in obtaining and/or enforcing judgments; alteration or discontinuation of economic reforms; military conflicts, either internal or with other countries; inflation, currency fluctuations and fluctuations in inflation and interest rates that may have negative effects on the economy and securities markets of Greater China; and Greater China’s dependency on the economies of other Asian countries, many of which are developing countries. Events in any one country within Greater China may impact the other countries in the region or Greater China as a whole. Export growth continues to be a major driver of China’s rapid economic growth. As a result, a reduction in spending on Chinese products and services, the institution of additional tariffs or other trade barriers (or the threat thereof ), including as a result of trade tensions between China and the United States, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. Further, health events, such as the recent COVID-19outbreak, may cause uncertainty and volatility in the Chinese economy, especially in the consumer discretionary (leisure, retail, gaming, tourism), industrials, and commodities sectors.

Risks Associated with China. The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions and policy in China and surrounding Asian countries. A relatively small number of Chinese companies represent a large portion of China’s total market and thus may be more sensitive to adverse political or economic circumstances and market movements. The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others. The Public Company Accounting Oversight Board (“PCAOB”), which regulates auditors of U.S. public companies, has warned that it lacks the ability to inspect audit work and practices of PCAOB-registered accounting firms in China and Hong Kong. The PCAOB’s limited ability to oversee the operations of accounting firms in China and Hong Kong means that inaccurate or incomplete financial records of an issuer’s operations may not be detected, which could negatively impact the Fund’s investments in such companies. Under China’s political and economic system, the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. In addition, expropriation, including nationalization, confiscatory taxation, political, economic or social instability or other developments could adversely affect and significantly diminish the values of the Chinese companies in which the Fund invests. International trade tensions may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. These consequences may trigger a reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially severe negative impact to the Fund. From time to time and as recently as January 2020, China has experienced outbreaks of infectious illnesses, and the country may be subject to other public health threats or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy.

 24

Acquired Fund	Acquiring Fund
See “Market Risk”.	COVID-19 Related Market Events. The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in extreme volatility in the financial markets, a domestic and global economic downturn, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There have also been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. The pandemic may result in domestic and foreign political and social instability, damage to diplomatic and international trade relations, and continued volatility and/or decreased liquidity in the securities markets. Some interest rates are very low and in some cases yields are negative. Governments and central banks, including the Federal Reserve in the United States, are taking extraordinary and unprecedented actions to support local and global economies and the financial markets. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Rates of inflation have also recently risen, which could adversely affect economies and markets. In addition, the COVID-19 pandemic, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers. Other market events like the COVID-19 pandemic may cause similar disruptions and effects.

 25

D.       Comparison of Investment Restrictions

The fundamental and non-fundamental limitations of the Acquired Fund and the Acquiring Fund are set forth in the following table. The fundamental and non-fundamental investment limitations of the Acquired Fund and Acquiring Fund are substantially similar. The fundamental investment limitations may only be amended with shareholder approval. The Funds’ fundamental investment limitations are as follows:

Policy	Acquired Fund’s Fundamental Limitations	Acquiring Fund’s Fundamental Limitations
Issuing Senior Securities and Borrowing

The Acquired Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time.

The Acquired Fund may not issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time.

The Acquiring Fund may not issue senior securities, borrow money or pledge its assets, except that (i) the Acquiring Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Acquiring Fund from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements.

Underwriting

The Acquired Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Acquired Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (“Securities Act”), in the disposition of restricted securities or in connection with its investments in other investment companies.

The Acquiring Fund may not act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio.
Concentration	The Acquired Fund may not purchase any security if, as a result of that purchase, more than 25% of the Acquired Fund’s net assets would be invested in securities of issuers having their principal business activities in the same industry or group of industries; except that the Acquired Fund will invest at least 25% of its net assets in companies in the internet, computer, semiconductor and software group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.	The Acquiring Fund may not invest 25% or more of its total assets, calculated at the time of purchase in any one industry (other than securities issued by the U.S. government, its agencies or instrumentalities) except that the Acquiring Fund will invest at least 25% of its net assets in companies in the internet, computer, semiconductor and software group of industries.
Real Estate	The Acquired Fund may not purchase or sell real estate, except that the Acquired Fund may: (i) invest in securities of issuers that invest in real estate or interests therein; (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; and (iii) hold and sell real estate acquired by the Acquired Fund as a result of the ownership of securities.

The Acquiring Fund may not purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as REITs).

 26

Policy	Acquired Fund’s Fundamental Limitations	Acquiring Fund’s Fundamental Limitations
Commodities	The Acquired Fund may not purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities.

The Acquiring Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Acquiring Fund from purchasing, selling or entering into futures contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities.

Loans	The Acquired Fund may not make loans, except that the Acquired Fund may: (i) lend portfolio securities; (ii) enter into repurchase agreements; (iii) purchase all or a portion of an issue of debt securities, bank loan or participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities; and (iv) participate in an interfund lending program with other registered investment companies.

The Acquiring Fund may not make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the Acquiring Fund, (b) by engaging in repurchase agreements, or (c) through the loan of portfolio securities in an amount up to 33 1/3% of the Acquiring Fund’s net assets.

The Acquired Fund and Acquiring Fund observe the following restrictions as a matter of operating but not fundamental policy:

	Non-Fundamental Limitations	Non-Fundamental Limitations
Illiquid Investments	The Acquired Fund may not invest in illiquid investments if, as a result of such investment, more than 15% of the Acquired Fund’s net assets would be invested in illiquid investments.

The Acquiring Fund may not invest, in the aggregate, more than 15% of its net assets in illiquid securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities.

80% Investment Policy

The Acquired Fund has adopted a policy to, under normal circumstances, invest at least 80% of its total assets in domestic and foreign equity securities of companies that are relevant to the fifth generation digital cellular network technology (“5G”)-enabled digital economy. This includes investment in companies involved in the production of 5G technology and companies that may benefit from the use of 5G, such as companies engaged in e-commerce or internet sales. The Acquired Fund will provide its shareholders with at least 60 days’ prior written notice of any change in such policy.

Under normal circumstances, the Acquiring Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in domestic and foreign equity securities of companies that are relevant to the fifth generation digital cellular network technology (“5G”) enabled digital economy, including companies involved in the production of 5G technology and companies that may benefit from the use of 5G, such as companies engaged in e-commerce or internet sales.

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E.        Comparison of Investment Advisory Agreements

1.	Investment Advisory Agreements

Esoterica serves as the investment advisor to the Acquired Fund pursuant to an investment advisory agreement (the “Management Agreement”) with the Trust. The Management Agreement between the Trust and Esoterica describes the services Esoterica provides to the Acquired Fund. Subject to the supervision of the Board, Esoterica is responsible for the day-to-day management of the Acquired Fund’s portfolio, oversight and supervision of VIA.

The management fee set forth in the Management Agreement is an annual rate of 0.75% of the average daily net assets of the Acquired Fund to be paid on a monthly basis. The Management Agreement continues in effect with respect to the Acquired Fund for an initial term of two years, and is renewed on a year-to-year basis thereafter, provided that continuance, with respect to the Acquired Fund, is approved at least annually by specific approval of the Board or by vote of the holders of a majority of the outstanding voting securities of the Acquired Fund. In either event, it must also be approved by a majority of the Trustees who are neither parties to the agreement nor “interested persons” as defined in the 1940 Act, at a meeting called for the purpose of voting on such approval. The Management Agreement may be terminated at any time without the payment of any penalty by the Board or by vote of a majority of the outstanding voting securities of the Acquired Fund on not more than 60 days written notice to Esoterica. In the event of its assignment, the Management Agreement will terminate automatically. Pursuant to the Management Agreement, the Trust has agreed to indemnify Esoterica for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.

Esoterica has contractually agreed to reduce its fees and/or reimburse expenses of the Acquired Fund until at least February 28, 2023, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) unaffiliated acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; (vii) foreign custody transaction costs and foreign account set up fees; and (viii) extraordinary expenses such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Acquired Fund service providers, including the advisor)) will not exceed 0.75% of the Acquired Fund’s net assets, subject to possible recoupment from the Acquired Fund in future years within the three years from the date the fees have been waived or reimbursed if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of the recoupment. This agreement may be terminated only by the Acquired Fund’s Board on 60 days’ written notice to the Advisor.

If the Reorganization is approved, AXS will serve as the investment advisor to the Acquiring Fund. Similar to the current Management Agreement between the Trust and Esoterica, the investment advisory agreement between IMST II and AXS (the “Investment Advisory Agreement”) describes the services AXS provides to the Acquiring Fund. Pursuant to the Investment Advisory Agreement, AXS will receive an annual management fee equal to 0.75% of the Acquiring Fund’s average daily net assets, which is the same rate Esoterica is currently entitled to receive from the Acquired Fund. The Investment Advisory Agreement would go into effect following the Reorganization and would continue in force with respect to the Acquiring Fund for a period of two years, unless sooner terminated as provided in the Investment Advisory Agreement. The Investment Advisory Agreement would continue in force from year to year thereafter with respect to the Acquiring Fund so long as it is specifically approved at least annually in the manner required by the 1940 Act. The Investment Advisory Agreement may be terminated with respect to the Acquiring Fund at any time, without the payment of any penalty: (i) by the Board of IMST II or by a vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to AXS; or (ii) by AXS on 60 days’ written notice to IMST II. The Investment Advisory Agreement with respect to the Acquiring Fund will terminate automatically upon its assignment. AXS is not liable to IMST II under the terms of the Investment Advisory Agreement for any error of judgment or mistake of law or for any loss suffered by AXS or IMST II in connection with the performance of the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty by AXS with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on AXS’s part in the performance of its duties or from reckless disregard by it of its duties under the Investment Advisory Agreement.

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AXS, has contractually agreed to waive its fees and/or pay for operating expenses of the Acquiring Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) will not exceed 0.75% of the average daily net assets of the Acquiring Fund. This agreement is effective for a two-year period from the date of the Reorganization and it may be terminated before that date only by IMST II’s Board of Trustees. AXS is permitted to seek reimbursement from the Acquiring Fund, subject to certain limitations, of fees waived or payments made by AXS to the Acquiring Fund for a period ending three years after the date of the waiver or payment. Such reimbursement may be requested from the Acquiring Fund if the reimbursement will not cause the Acquiring Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first. Any such reimbursement is contingent upon the IMST II Board’s subsequent review of the reimbursed amounts and no reimbursement may cause the total operating expenses paid by the Acquiring Fund in a fiscal year to exceed the applicable limitation on Acquiring Fund expenses. The Acquiring Fund must pay current ordinary operating expenses before AXS is entitled to any reimbursement of fees and/or Fund expenses.

2.	Sub-Advisory Agreements

VIA is the trading sub-advisor to the Acquired Fund and oversees the day-to-day operations of the Acquired Fund. Pursuant to an Investment Sub-Advisory Agreement, by and among Esoterica, the Trust and VIA (the “VIA Sub-Advisory Agreement”), VIA is responsible for trading portfolio securities on behalf of the Acquired Fund, including selecting broker-dealers to execute purchase and sale transactions as instructed by Esoterica, subject to the supervision of Esoterica and the Board. For the services it provides to the Acquired Fund, VIA is compensated by Esoterica from the management fees paid by the Acquired Fund to Esoterica.

The VIA Sub-Advisory Agreement continues in force for an initial period of up to two years. Thereafter, the VIA Sub-Advisory Agreement is renewable from year to year with respect to the Acquired Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act); and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding shares. The VIA Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to the Acquired Fund, by a majority of the outstanding Shares or by Esoterica on not less than 60 days’ written notice to VIA, or by VIA on 90 days’ written notice to Esoterica and the Trust. The VIA Sub-Advisory Agreement provides that VIA shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, fraud, bad faith, or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

Following the Reorganization, Esoterica will serve as sub-advisor to the Acquiring Fund.

AXS has entered into a sub-advisory agreement with Esoterica with respect to the Acquiring Fund (the “Esoterica Sub-Advisory Agreement”). AXS compensates Esoterica out of the investment advisory fees it receives from the Acquiring Fund. Pursuant to the Esoterica Sub-Advisory Agreement, Esoterica makes investment decisions for the assets it has been allocated to manage, subject to the overall supervision of AXS.

The Esoterica Sub-Advisory Agreement will remain in effect for an initial two-year period. After the initial two-year period, the Esoterica Sub-Advisory Agreement will continue in effect from year to year only as long as such continuance is specifically approved at least annually by (i) the IMST II Board of Trustees or by the vote of a majority of the outstanding voting shares of the Acquiring Fund, and (ii) by the vote of a majority of the Trustees of IMST II who are not parties to the Esoterica Sub-Advisory Agreement or interested persons of AXS, Esoterica or IMST II. The Esoterica Sub-Advisory Agreement may be terminated at any time without the payment of any penalty by the IMST II Board of Trustees or by the vote of a majority of the outstanding voting shares of the relevant Acquiring Fund, or by Esoterica or AXS, upon 60 days’ written notice to the other party. Additionally, the Esoterica Sub-Advisory Agreement automatically terminates in the event of its assignment. The Esoterica Sub-Advisory Agreement provides that Esoterica shall not be liable for any error of judgment or for any loss suffered by IMST II in connection with the Esoterica Sub-Advisory Agreement, except for a loss resulting from a breach of fiduciary duty, or for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by Esoterica of its duties under the Esoterica Sub-Advisory Agreement.

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A discussion summarizing the basis of the IMST II Board’s approval of the Investment Advisory Agreement between IMST II and AXS and the Sub-Advisory Agreement between AXS and Esoterica will be included in the Acquiring Fund’s Annual Report to Shareholders for the period ending March 31, 2023.

3.	Investment Advisors, Sub-Advisors, and Portfolio Managers

Investment Advisors

Esoterica Capital LLC, 675 W. 59th Street, Suite 903, New York, New York 10069, serves as the investment advisor to the Acquired Fund. Esoterica is registered with the SEC as an investment advisor under the Investment Advisors Act of 1940, as amended. Esoterica is minority owned and managed. Subject to the supervision of the Board, Esoterica is responsible for the oversight and supervision of VIA.

The names and principal occupations of each principal executive officer and director of Esoterica, 675 W. 59th Street, Suite 903, New York, New York 10069, are listed below:

Name	Principal Occupation/Title
Qindong (Bruce) Liu	Chief Executive Officer

None of Esoterica’s principal officers and directors has any position with the Acquiring Fund.

AXS Investments LLC, 181 Westchester Avenue, Suite 402, Port Chester New York 10573, will serve as the investment advisor to the Acquiring Fund if the Reorganization is approved by shareholders of the Acquired Fund. Under the Investment Advisory Agreement, AXS furnishes investment management services to the Acquiring Fund and is responsible for the oversight and supervision of Esoterica, the sub-advisor to the Acquiring Fund, subject to the supervision and direction of the IMST II Board of Trustees. AXS is wholly owned by AXS Holdings LLC. AXS Holdings LLC is ultimately controlled by Gregory Bassuk. AXS is registered with the SEC as an investment advisor under the Advisers Act. Under the Investment Advisory Agreement, AXS will discharge its responsibilities subject to the policies of the Board of Trustees of IMST II.

The names and principal occupations of each principal executive officer and director of AXS, located at 181 Westchester Avenue, Suite 402, Port Chester New York 10573, are listed below:

Name	Principal Occupation/Title
Gregory Bassuk	Chief Executive Officer
Russell Tencer	Chief Operating Officer and Chief Compliance Officer

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None of AXS’ principal officers and directors has any position with the Acquired Fund or the Acquiring Fund.

Trading Sub-Advisor and Sub-Advisor

VIA, 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009, is the trading sub-advisor to the Acquired Fund. VIA, a registered investment advisor, is a wholly-owned subsidiary of Vident Financial, LLC. VIA was formed in 2013 and provides investment advisory services to ETFs, including the Acquired Fund.

The names and principal occupations of each principal executive officer and director of VIA, 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009, are listed below:

Name	Principal Occupation/Title
Amrita Nandakumar	President
Erik Olsen	Chief Compliance Officer

Following the Reorganization, Esoterica will serve as sub-advisor to the Acquiring Fund. Please see above for information related to Esoterica.

Portfolio Managers

The portfolio management team for the Acquired Fund consists of Qindong (Bruce) Liu and Yang Ren of Esoterica and Austin Wen and Rafael Zayas, of VIA.

Qindong (Bruce) Liu, CEO of Esoterica and portfolio manager of the Funds, previously served as a portfolio manager and a partner of Phase Capital, managing its Global Macro strategy and active high yield ETF (HYLD) as well as leading the firm’s investment research from April 2017 to March 2019. Prior to Phase Capital, Mr. Liu was an equity strategist at WisdomTree Asset Management from June 2015 to April 2017, spearheading the firm’s effort to build out “Modern Alpha” active ETF strategies and products, including the firm’s first multi factor US equity fund (USMF) and first active managed futures strategy (WTMF). Prior to that, Mr. Liu was a sell side equity strategist at Sanford Bernstein from October 2013 to March 2015, authoring the firm’s flagship global equity portfolio strategy research. Mr. Liu was a portfolio manager and research analyst at Dow Chemical Portfolio Investments from December 2010 to September 2013, managing $25 billion global pension and insurance assets. He received his Ph.D. in Business Administration from the University of Connecticut and holds the Chartered Financial Analyst designation.

Yang Ren, portfolio manager of Esoterica and the Funds, started his investment career in January 2014 at AllianceBernstein, LP, global asset management firm, covering semiconductors. After moving from the United States back to China, he was senior analyst at Beijing-based hedge fund Heircastle Asset Management from May 2018 through April 2019, and was a senior analyst at CITIC Private Equity Funds Management Co., Ltd., from May 2019

Rafael Zayas, CFA, SVP Head of Portfolio Management and Trading, joined VIA in 2017 and has over 15 years of trading and portfolio management experience in global equity products and ETFs. He specializes in managing developed, emerging, and frontier market portfolios, including currency and market hedged strategies. Prior to joining VIA, he was a portfolio manager at Russell Investments for over $5 billion in quantitative strategies across global markets, including emerging, developed and frontier markets and listed alternatives. Before that, he was an equity portfolio manager at Mellon Capital Management, where he was responsible for $150 million in internationally listed global equity ETFs and assisted in managing $3 billion of global ETF assets. Mr. Zayas holds a BS in Electrical Engineering from Cornell University. He also holds the Chartered Financial Analyst designation.

Austin Wen, CFA, Portfolio Manager, has seven years of investment management experience. He is a Portfolio Manager at VIA and has been with the firm since 2014, specializing in portfolio management and trading, of equity portfolios and commodities-based portfolios, as well as risk monitoring, and investment analysis. Previously, he was an analyst for Vident Financial, LLC, working on the development and review of investment solutions. He began his career as a State Examiner for the Georgia Department of Banking and Finance. Mr. Wen obtained a BA in Finance from the University of Georgia and holds the Chartered Financial Analyst designation.

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The portfolio management team for the Acquiring Fund consists of Qindong (Bruce) Liu and Yang Ren of Esoterica and Travis Trampe and Parker Binion of AXS.

Parker Binion, portfolio manager of AXS and the Acquiring Fund, joined AXS in January 2021. Prior to joining AXS, Mr. Binion was a portfolio manager of Kerns Capital Management, Inc. since September 2014, and was responsible for managing the firm’s separately managed account strategies and hedging/net exposure strategies. Prior to 2014, Mr. Binion was an investment advisor representative with Heritage Capital from 2012 to 2014. He holds an A.B. in political science with a concentration in economics from Duke University and a J.D. with honors from the University of Texas at Austin.

Travis Trampe, portfolio manager of AXS and the Acquiring Fund, joined AXS in 2022. Prior to joining AXS, Mr. Trampe was a portfolio manager with ETF issuers and asset management firms for over 15 years, including most recently from 2016 to 2021, where he was responsible for managing ETFs, mutual funds, UCITS and other fund vehicles. Mr. Trampe's asset management tenure includes longtime experience in portfolio management, trade execution and fund operations in U.S. and global securities markets. Mr. Trampe holds a B.S. in finance and mathematics from Nebraska Wesleyan University.

The Acquiring Fund’s SAI provide additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Fund securities.

4.	Manager of Managers Structure

Similar to Esoterica and the Trust, AXS and IMST II have received an exemptive order from the SEC which allows AXS to operate the Acquiring Fund under a “manager of managers” structure (the “Order”). Pursuant to the Order, AXS may, subject to the approval of the IMST II Board, hire or replace sub-advisors and modify any existing or future agreement with such sub-advisors without obtaining shareholder approval.

Pursuant to the Order, AXS, with the approval of the IMST II Board, has the discretion to terminate any sub-advisor and allocate and reallocate the Acquiring Fund’s assets among AXS and any other sub-advisor. AXS has the ultimate responsibility, subject to the oversight and supervision by the IMST II Board, to oversee any sub-advisor for the Acquiring Fund and to recommend, for approval by the IMST II Board, the hiring, termination and replacement of sub-advisors for the Acquiring Fund. In evaluating a prospective sub-advisor, AXS will consider, among other things, the proposed sub-advisor’s experience, investment philosophy and historical performance. AXS remains ultimately responsible for supervising, monitoring and evaluating the performance of any sub-advisor retained to manage the Acquiring Fund. Within 90 days after hiring any new sub-advisor, the Acquiring Fund’s shareholders will receive information about any new sub-advisory relationships.

If AXS were to utilize the “manager of managers” structure with respect to the Acquiring Fund, it would not diminish AXS’s responsibilities to the Acquiring Fund under its Advisory Agreement. AXS has overall responsibility, subject to oversight by the IMST II Board, to oversee any sub-advisors and recommend their hiring, termination and replacement. Specifically, AXS will, subject to the review and approval of the Board: (a) set the Acquiring Fund’s overall investment strategy; (b) evaluate, select and recommend sub-advisors to manage all or a portion of the Acquiring Fund’s assets; and (c) implement procedures reasonably designed to ensure that each sub-advisor complies with the Acquiring Fund’s investment goal, policies and restrictions. Subject to the review by the IMST II Board, AXS will: (a) when appropriate, allocate and reallocate the Acquiring Fund’s assets among multiple sub-advisors; and (b) monitor and evaluate the performance of the sub-advisors. Replacement of AXS or the imposition of material changes to the Advisory Agreement would continue to require prior shareholder approval.

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F.       Comparison of Distribution, Purchase and Redemption, and Distribution Plan

1.	Distributions and Dividend Reinvestment Plan

The Funds distribute their net investment income and their net realized capital gains at least annually, if any. The Funds have not established dividend reinvestment plans, but dividends may be reinvested automatically in additional shares if the broker through whom you hold such shares makes this option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to brokerage commissions charged by the broker.

2.	Purchase and Redemption

The Acquired Fund and the Acquiring Fund issue and redeem shares on a continuous basis, at net asset value, only in large specified blocks of Shares (each, a “Creation Unit”). The Funds’ shares are generally not individually redeemable securities, except when aggregated as Creation Units. Shares of the Acquired Fund are listed and traded on the Cboe BZX Exchange, Inc. under the ticker symbol “WUGI” and shares of the Acquiring Fund will also be listed and traded on the Cboe BZX Exchange, Inc. under the ticker symbol “WUGI”. Individual Shares of each Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of each Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, a Fund’s Shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of a Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).

With respect to the Acquired Fund, recent information, including the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, is available online at www.esotericacap.com. Following the Reorganization, this information with respect to the Acquiring Fund will be available at www.axsinvestments.com.

3.	Distribution Plans

The Board of the Trust has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Distribution and Service Plan, the Acquired Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services. No Rule 12b-1 fees are currently paid by the Acquired Fund, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of Acquired Fund assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

The Board of IMST II has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Acquiring Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse the distributor for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. The distributor may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services. The Acquiring Fund has no current intention of paying 12b-1 fees. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Acquiring Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

G.       Key Information about the Reorganization

The following is a summary of key information concerning the Reorganization. Keep in mind that more detailed information appears in the Plan, the form of which is attached to this Proxy Statement as Appendix A.

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1.        Agreement and Plan of Reorganization

At the Special Meeting, the shareholders of the Acquired Fund will be asked to approve the Plan to reorganize the Acquired Fund into the Acquiring Fund. The Acquiring Fund is a newly organized fund that will commence operations upon the closing of the Reorganization. If the Plan is approved by the shareholders of the Acquired Fund and the Reorganization is completed, the Acquired Fund will transfer all of its assets to the Acquiring Fund in exchange for (i) a number of shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund as of the close of business on the closing day of the Reorganization (the “Closing”) and (ii) the assumption by the Acquiring Fund of all of the Acquired Fund’s liabilities. Immediately thereafter, the Acquired Fund will distribute the shares of the Acquiring Fund received in exchange for the Acquired Fund’s shares to its shareholders in proportion to the relative net asset value of their holdings of shares of the Acquired Fund by instructing IMST II’s transfer agent to establish accounts in the Acquiring Fund’s share records in the names of those shareholders and transferring those Acquiring Fund shares to those accounts in complete liquidation of the Acquired Fund. The expenses associated with the Reorganization will not be borne by the Acquired Fund. Certificates evidencing Acquiring Fund shares will not be issued to the Acquired Fund’s shareholders. Upon completion of the Reorganization, each shareholder of the Acquired Fund will own a number of shares of the Acquiring Fund equal in aggregate value to the aggregate value of such shareholder’s shares of the Acquired Fund at the time of the exchange.

Until the Closing, shareholders of the Acquired Fund will continue to be able to sell their shares at the market price on the Cboe BZX Exchange, Inc. After the Reorganization, all of the issued and outstanding shares of the Acquired Fund will be canceled on the books of the Acquired Fund and the transfer books of the Acquired Fund will be permanently closed.

The Reorganization is subject to a number of conditions, including, without limitation, the approval of the Plan by the shareholders of the Acquired Fund and the receipt of a legal opinion from counsel to IMST II with respect to certain tax issues. Assuming satisfaction of the conditions in the Plan, the Reorganization is expected to be effective on December 16, 2022, or such other date agreed to by the Trust and IMST II.

The Plan may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized offers of the Acquired Fund and the Acquiring Fund, notwithstanding approval of the Plan by the Acquired Fund’s shareholders, provided that no such amendment after such approval may have the effect of changing the Plan to the detriment of such shareholders without their further approval. In addition, the Plan may be terminated at any time prior to the Closing by the Board or the IMST II Board if, among other reasons, the Board or the IMST II Board determines that the Reorganization is not in the best interest of its shareholders.

2.        Description of the Acquiring Fund’s Shares

The Acquiring Fund’s Shares issued to the shareholders of the Acquired Fund pursuant to the Reorganization will be duly authorized, validly issued, fully paid and non-assessable when issued, will be transferable without restriction and will have no preemptive or conversion rights. Individual shares of the Acquiring Fund may only be bought and sold in the secondary market through a broker-dealer at market price.

3.        Board Considerations Relating to the Proposed Reorganization

The Board considered the Reorganization at a meeting held on October 13, 2022. At its meeting, the Board evaluated materials regarding the Acquired Fund and the Acquiring Fund. They considered and discussed a draft of the Plan contained in the materials. Based on the recommendation of Esoterica and the Board’s evaluation of the relevant information prepared by Esoterica and AXS and presented to the Board in advance of the meeting, the Board, including all trustees who are not “interested persons” of the Trust, determined that the Reorganization is in the best interests of the Acquired Fund and its shareholders and that the interests of existing Acquired Fund shareholders will not be diluted as a result of the Reorganization. The Board approved the Reorganization and the Plan subject to shareholder approval.

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The Board reviewed the responses to the questionnaire provided by Esoterica and IMST II regarding the proposed Reorganization and the expenses and service providers for the Acquiring Fund. The Board noted that Esoterica, the investment advisor for the Acquired Fund, has recommended the Reorganization, and that AXS currently manages other series of IMST II and desires to bring the Acquired Fund within the structure of IMST II. The Board also noted that Esoterica believes the Acquired Fund and its shareholders will benefit from reorganizing into IMST II.

In approving the Reorganization, the Board understood that, in connection with the Reorganization, AXS would serve as an investment advisor for the Acquiring Fund and Esoterica would serve as sub-advisor for the Acquiring Fund. The Board understood that the Acquiring Fund’s investment objective and principal strategies would be the same as the Acquired Fund and the policies and risks would be substantially similar to those of the Acquired Fund. The Board also understood that AXS had agreed to enter into an expense limitation agreement with the Acquiring Fund that would cap the Acquiring Fund’s total annual operating expenses at the same rates as the Acquired Fund’s current expenses for a period of two years from the date of the Reorganization.

In approving the proposed Reorganization, the Trustees, including all Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act, (with the advice and assistance of independent counsel) considered, among other things, the following factors:

The Terms and Conditions of the Reorganization. The Board considered the terms of the Plan, noting that the transfer of the assets of the Acquired Fund will be in exchange for shares of the Acquiring Fund and the Acquiring Fund’s assumption of all liabilities of the Acquired Fund. The Board also took note of the fact that no commission or other transaction fees would be imposed on the Acquired Fund’s shareholders in connection with the Reorganization. In addition, the Board noted that pursuant to the Plan, each Acquired Fund shareholder’s account will be credited with a number of Acquiring Fund shares equal to the value of the Acquired Fund shares that the shareholder holds immediately prior to the Reorganization and that the aggregate net asset value of Acquiring Fund shares to be credited to the Acquired Fund shareholder’s account will equal the aggregate net asset value of Acquired Fund shares that the shareholder holds immediately prior to the Reorganization. As a result, the Board noted that the interests of the Acquired Fund shareholders would not be diluted as a result of the Reorganization. The Board also noted that the Reorganization would be submitted to the Acquired Fund’s shareholders for approval.

Investment Objective and Investment Strategies. The Board considered that the investment objective and strategies of the Acquiring Fund are the same as that of the Acquired Fund. The Board concluded that the Reorganization would allow for continuity of the Esoterica Acquired Fund shareholders’ investment expectations.

Relative Expense Ratios. The Board reviewed information regarding comparative expense ratios (current and pro forma expense ratios are set forth in “Comparison of the Fees and Expenses” section above), which indicated the investment advisory fee for the Acquired Fund and the Acquiring Fund are the same, and the total annual fund operating expenses (before waivers) of the Acquiring Fund are expected to be lower than those of the Acquired Fund. The Board also noted that AXS had agreed to enter into an expense limitation agreement with the Acquiring Fund that would cap the Acquiring Fund’s total annual operating expenses at the same rate as the Acquired Fund’s current expenses for a period of two years from the date of the Reorganization and therefore, the Acquired Fund shareholders should not experience an increase in the cost of their investment as a result of the Reorganization.

The Experience and Expertise of the Acquiring Fund’s Advisor and Sub-Advisor. The Board considered that AXS is an investment advisor managing multiple funds with approximately $639 million in assets under management as of December 31, 2021, and that its key personnel have significant experience providing investment advisory services to ETFs and mutual funds. The Board also considered that Esoterica and the Esoterica portfolio managers of the Acquired Fund will continue as investment sub-advisor and portfolio managers of the Acquiring Fund.

Acquiring Fund Service Providers. The Board considered the qualifications and experience of the Acquiring Fund service providers, and while certain service providers were the same, there were a few differences in the service providers for the Acquired Fund and the Acquiring Fund. The Board noted that each Acquiring Fund service provider is a firm with a long history of providing services to a large number of mutual funds and ETFs.

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Expenses Relating to Reorganization. The Board considered that the Acquired Fund shareholders will not incur any expenses in connection with the Reorganization. All expenses relating to the proposed Reorganization will be borne by AXS, UMBFS, and MFAC, or any of their respective affiliates, including expenses related to the Meeting and solicitation of proxies, preparing and filing the registration statement that includes this Proxy Statement, and the cost of copying, printing, and mailing proxy materials.

Federal Income Tax Consequences. The Board considered that the Reorganization is expected to constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code for federal income tax purposes and that shareholders of the Acquired Fund are not expected to recognize any gain or loss upon receipt of the Acquiring Fund shares in the Reorganization.

Benefits to AXS and Esoterica. The Board understood that, if the Reorganization is completed, AXS could benefit by making the Acquired Fund part of the AXS family of funds. The Reorganization might make it easier to market and grow the Acquiring Fund under the AXS family of funds and might lead to cost savings for AXS. The Board also understood that Esoterica would receive compensation from AXS in connection with continuing to serve as the sub-advisor to the Acquiring Fund, that the Acquired Fund might also benefit from the Reorganization by becoming part of a larger family of funds under the AXS brand with access to the support and resources of AXS and may experience economies of scale from becoming part of a larger fund complex. In addition, the Board considered Esoterica’s view that reorganizing into IMST II may provide the Acquired Fund with enhanced distribution opportunities that may provide the potential to increase the Acquired Fund’s assets in the future, which could potentially add size and increase the viability of the Fund over the long term.

Other Alternatives. The Board considered the alternatives to reorganizing the Acquired Fund including the Acquired Fund remaining in the Trust or possibly liquidating. Based on the Board’s experience with Esoterica, the Acquired Fund’s performance, and the experience of AXS, the Board did not consider any other advisor or sub-advisors for the Acquired Fund and determined that reorganizing the Acquired Fund would be in the best interests of the Acquired Fund’s shareholders. With respect to the potential of liquidating the Acquired Fund, the Board understood that the liquidation of the Acquired Fund outside the context of a reorganization within the meaning of 368(a) of the Code would generally be a taxable event in which shareholders would recognize gain or loss on their investments for federal income tax purposes, and therefore, a reorganization would be preferable for the Acquired Fund’s shareholders. The Board also considered that shareholders of the Acquired Fund who do not wish to become shareholders of the Acquiring Fund may sell their Acquired Fund shares before the Reorganization.

Interests of Esoterica and IMST II. The Board also considered that Esoterica had an interest in recommending the Reorganization to the Board. If shareholders of the Acquired Fund approve the Reorganization, Esoterica will serve as investment sub-advisor and will receive fees from AXS for its services to the Acquiring Fund. The Board considered that IMST II has represented that the Acquiring Fund will comply with Section 15(f) of the 1940 Act (which is discussed in further detail below).

Organization of the Trust and IMST II. The Board considered the governing documents of IMST II, noting the fact that there would not be material differences between the rights of the shareholders of the Acquired Fund as compared to their rights when they become shareholders of the Acquiring Fund.

After consideration of these and other factors it deemed appropriate, the Board determined that the Reorganization as proposed would not dilute the interests of the Acquired Fund’s existing shareholders. The Board, including those Board members who are not “interested persons” of the Trust, as defined in the 1940 Act, unanimously approved the Reorganization of the Acquired Fund, subject to approval by its shareholders. The Board noted that if shareholders of the Acquired Fund do not approve the Reorganization, the Acquired Fund would not be reorganized into the Acquiring Fund, and that the Board will consider what further actions to take with respect to such Acquired Fund that will not be reorganized, including potentially exploring other reorganization options or approving the liquidation of the Acquired Fund. These determinations were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

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4.     Federal Income Tax Consequences

For purposes of this section, references to the “Acquired Fund” shall be read as references to the “Trust” to the extent appropriate under applicable law, including Section 851(g) of the Code.

For each year of its existence, the Acquired Fund has had in effect an election to be, and the Trust believes the Acquired Fund has qualified for treatment as, a “regulated investment company” under the Code. Accordingly, the Trust believes the Acquired Fund has been, and will continue through the Closing of the Reorganization to be, generally relieved of any federal income tax liability on its taxable income and gains it distributes to shareholders in accordance with Subchapter M of the Code.

As a condition to the Closing of the Reorganization, the Trust and IMST II will receive, on behalf of the Acquired Fund and the Acquiring Fund, respectively, a tax opinion of counsel from Morgan, Lewis & Bockius LLP with respect to the Reorganization substantially to the effect that for federal income tax purposes:

•	The Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Acquired Fund and the Acquiring Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•	No gain or loss will be recognized by the Acquired Fund upon the transfer of all its assets to the Acquiring Fund solely in exchange for the Acquiring Fund’s shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, or upon the distribution of the Acquiring Fund’s shares to the shareholders of the Acquired Fund, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

•	The tax basis in the hands of the Acquiring Fund of each asset transferred from the Acquired Fund to the Acquiring Fund in the Reorganization will be the same as the tax basis of such asset in the hands of the Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer;

•	The holding period in the hands of the Acquiring Fund of each asset transferred from the Acquired Fund to the Acquiring Fund in the Reorganization, other than assets with respect to which gain or loss is required to be recognized, will include the Acquired Fund’s holding period for such asset (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);

•	No gain or loss will be recognized by the Acquiring Fund upon its receipt of all the assets of the Acquired Fund solely in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund as part of the Reorganization;

•	No gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of their Acquired Fund shares for Acquiring Fund shares as part of the Reorganization;

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•	The aggregate tax basis of the shares of the Acquiring Fund that each shareholder of the Acquired Fund receives in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

•	Each Acquired Fund shareholder’s holding period for the Acquiring Fund shares received in the Reorganization will include the Acquired Fund shareholder’s holding period for the Acquired Fund shares exchanged therefor, provided that the Acquired Fund shareholder held such Acquired Fund shares as capital assets on the date of the exchange; and

•	The taxable year of the Acquired Fund will not end as a result of the Reorganization.

In rendering the opinion, counsel will rely upon, among other things, certain facts and assumptions and certain representations of the Trust, IMST II, the Acquired Fund and the Acquiring Fund. The condition that the parties to the Reorganization receive such an opinion may not be waived.

No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

Although the Trust is not aware of any adverse state income tax consequences, the Trust has not made any investigation as to those consequences for the shareholders. Because each shareholder may have unique tax issues, shareholders should consult their own tax advisors.

By reason of the Reorganization, the Acquiring Fund will succeed to and take into account any capital loss carryforwards of the Acquired Fund. As of the tax year ended October 31, 2021, the Acquired Fund had $897,436 in non-expiring accumulated capital loss carryforwards ($767,616 short-term and $129,820 long-term). The Reorganization is not expected to result in limitations on the Acquiring Fund’s ability to use any capital loss carryforwards of the Acquired Fund.

5.     Comparison of Forms of Organization and Shareholder Rights

The following is a very general summary of certain provisions of the trust instruments and by-laws governing the Trust and IMST II. It is qualified in its entirety by reference to the respective trust instruments and by-laws.

Form of Organization

The Trust is a Delaware statutory trust governed by its Agreement and Declaration of Trust (the “Trust Declaration of Trust”), Amended and Restated By-Laws and a Board of Trustees. Similarly, IMST II is a Delaware statutory trust governed by its Amended and Restated Agreement and Declaration of Trust (the “IMST II Declaration of Trust”), By-Laws and a Board of Trustees. The operations of the Trust and IMST II are also governed by applicable state and federal law.

Shares

The Trust and IMST II are authorized to issue an unlimited number of shares of beneficial interest and shareholders have no preemptive rights.

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Shareholder Voting Rights, Quorum, Required Vote and Action by Written Consent

Pursuant to the Trust Declaration of Trust, shareholders shall have the right to vote only (i) for the election of Trustees, including the filling of any vacancies in the Board, as provided in Article IV, Section 1; (ii) with respect to additional matters relating to the Trust as may be required by this Declaration of Trust, the By-Laws, the 1940 Act or any registration statement of the Trust filed with the Commission; and (iii) on such other matters as the Board may consider necessary or desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote as to any matter on which it is entitled to vote. There shall be no cumulative voting in the election of Trustees or on any other matter. Votes may be made in person or by proxy.

Except when a larger quorum is required by applicable law, by the Amended By-Laws or the Trust Declaration of Trust, thirty-three and one-third percent (33-1/3%) of the Shares present in person or represented by proxy and entitled to vote at a Shareholders’ meeting shall constitute a quorum at such meeting. When a separate vote by one or more Series or classes is required, thirty-three and one-third percent (33-1/3%) of the Shares of each such Series or class present in person or represented by proxy and entitled to vote shall constitute a quorum at a Shareholders’ meeting of such Series or class. Subject to the provisions of Article III, Section 6(d), Article VIII, Section 4 and any other provision of the Trust Declaration of Trust, the Amended By-Laws or applicable law which requires a different vote: (1) in all matters other than the election of Trustees, the affirmative vote of the majority of votes cast at a Shareholders’ meeting at which a quorum is present shall be the act of the Shareholders; (2) Trustees shall be elected by a plurality of the votes cast at a Shareholders’ meeting at which a quorum is present. Any action which may be taken at any meeting of Shareholders may be taken without a meeting and without prior notice if a consent in writing setting forth the action so taken is signed by the holders of Shares having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all Shares entitled to vote on that action were present and voted.

Pursuant to the IMST II Declaration of Trust, shareholders have the power to vote only for the following (each to the extent and as provided by the IMST II Declaration of Trust): (i) for the election and removal of Trustees, (ii) with respect to the approval of termination in accordance with the 1940 Act of any contract with any one or more corporations, trusts, associations, partnerships, limited partnerships, limited liability companies or other organizations or individuals who provide services for or on behalf of IMST II and its series, including investment advisory services, as to which shareholder approval is required by the 1940 Act, (iii) with respect to any reorganization of IMST II or any series; (iv) with respect to any amendment of the IMST II Declaration of Trust; (v) to the same extent as the stockholders of a Delaware business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as to a class action on behalf of IMST II or any series, or the shareholders of any of them, and (vi) with respect to such additional matters relating to IMST II as may be required by the 1940 Act, the IMST II Declaration of Trust, IMST II’s By-laws or any registration of IMST II with the SEC or any State, or as the Trustees may consider necessary or desirable.

The presence in person (or via a virtual meeting, if applicable) or by proxy of one-third of the holders of shares of IMST II entitled to vote shall be a quorum for the transaction of business at a shareholder meeting. Any lesser number shall be sufficient for adjournment. A majority shareholder vote at a meeting at which a quorum is present shall decide any question, except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by the IMST II Declaration of Trust or IMST II’s By-Laws, or when the Trustees shall in their discretion require a larger vote or the vote of a majority or larger fraction of the shares of one or more particular series. On each matter submitted to a vote of shareholders of the Acquiring Fund, each shareholder is entitled to one vote for each whole share and each fractional share is entitled to a fractional vote. There is no cumulative voting in the election or removal of Trustees. Subject to the provisions of the 1940 Act and other applicable law, any action taken by shareholders may be taken without a meeting if a majority of shareholders entitled to vote on the matter (or such larger proportion thereof or of the shares of any particular series as shall be required by the 1940 Act or by any express provision of the IMST II By-Laws and the IMST II Declaration of Trust and By-Laws. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

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The Trust must call a shareholder meeting when requested in writing by shareholders owning at least one-third of the outstanding Shares entitled to be cast at such meeting. IMST II must call a shareholder meeting when requested in writing by shareholders holding at least 10% of the shares outstanding.

Status of Shares and Limitation of Personal Liability

The Trust Declaration of Trust provides that shares shall be deemed to be personal property giving to shareholders only the rights provided in the Trust Declaration of Trust and under applicable law. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust, shall have any power to bind personally any shareholder, nor, except as specifically provided herein, to call upon any shareholder for the payment of any sum of money or assessment whatsoever other than such as the shareholder may at any time personally agree to pay. The Trust Declaration of Trust provides indemnification against all losses and expenses of any shareholder held liable for the obligations of the Acquired Fund.

The IMST II Declaration of Trust provides that shares shall be deemed to be personal property giving to shareholders only the rights provided in the IMST II Declaration of Trust and under applicable law. The IMST II Declaration of Trust disclaims shareholder liability for the debts, liabilities, obligations and expenses of IMST II or any of its respective series and provides indemnification for all losses and expenses of any shareholder held liable for the obligations of the Acquiring Fund.

Shareholders of the Trust and IMST II have the same limitation of personal liability as is extended to shareholders of a Delaware for-profit corporation.

Trustee Liability

Both the Trust and IMST II indemnify trustees against all liabilities and expenses incurred by reason of being a trustee to the fullest extent permitted by law, except that the Trust and IMST II do not provide indemnification for liabilities due to a trustee’s willful misfeasance, bad faith, gross negligence or reckless disregard of such trustee’s duties.

Amendments to Declaration of Trust

The Trust’s Declaration of Trust may be restated and/or amended at any time by an instrument in writing signed by a majority of the Trustees then holding office and, if required, by approval of such amendment by shareholders in accordance with Article V, Section 3. Any such restatement and/or amendment hereto shall be effective immediately upon execution and approval, or upon such future date and time as may be stated therein. The IMST II Board may amend the IMST II Declaration of Trust by an instrument signed by a majority of the IMST II Board so long as such amendment does not adversely affect the rights of any shareholder with respect to which such amendment is or purports to be applicable and so long as such amendment is not in contravention of applicable law, including the 1940 Act.

The foregoing is a very general summary of certain provisions of the trust instruments and by-laws governing the Trust and IMST II. It is qualified in its entirety by reference to the respective trust instruments and by-laws.

6.     Capitalization

The following table shows, as of October 18, 2022, (1) the unaudited capitalization of the Acquired Fund and unaudited capitalization of the Acquiring Fund, and (2) the pro forma combined capitalization of the Acquiring Fund, giving effect to the proposed Reorganization as of that date:

Fund	Net Assets	Net Asset Value Per Share	Shares Outstanding
Acquired Fund Shares	$18,290,540	$33.21	550,754
Acquiring Fund Shares	$0	$0	0
Acquiring Fund Shares (Pro forma)	$18,290,540	$33.21	550,754

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7.     Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides a non-exclusive safe harbor for an investment advisor or any affiliated persons thereof to receive any amount or benefit in connection with a sale of securities of, or any other interest in, such advisor which results in an assignment of an investment advisory contract with an investment company as long as two conditions are met.

●	First, no “unfair burden” may be imposed on the investment company as a result of the transaction, or any express or implied terms, conditions or understandings applicable thereto. As defined in the 1940 Act, the term “unfair burden” includes any arrangement during the two-year period after the date on which such transaction occurs whereby the investment advisor (or predecessor or successor advisor) or any interested person of any such advisor receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter of the investment company). Esoterica and AXS are not aware of any circumstances relating to the Reorganization that might result in the imposition of such an “unfair burden” on the Acquired Fund.

●	Second, during the three-year period immediately following the transaction, at least 75% of an investment company’s board of directors must not be “interested persons” of the investment advisor or the predecessor investment advisor within the meaning of the 1940 Act. The IMST II Board will satisfy this condition at the time of the Reorganization.

H.        Additional Information about the Funds

1.     Past Performance of the Acquired Fund

The following performance information indicates some of the risks of investing in the Acquired Fund.  The bar chart shows the Acquired Fund’s performance from year to year. The table illustrates how the Acquired Fund’s average annual total returns for 1 year and since inception periods compare with those of two broad measures of market performance.  The Acquired Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future.  Updated performance is also available on the Acquired Fund’s website at =www.esotericacap.com or by calling the Acquired Fund toll free at 1-866-979-1710.

If the Reorganization is approved, the Acquired Fund is the accounting and performance survivor, the Acquiring Fund will assume the performance history of the Acquired Fund.

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Calendar-Year Total Return (before taxes) for the Acquired Fund

For each calendar year at NAV

The year-to-date total return for the Acquired Fund as of September 30, 2022 was -45.45%.

Highest Calendar Quarter Return at NAV	14.39%	Quarter Ended 06/30/2021
Lowest Calendar Quarter Return at NAV	(0.70)%	Quarter Ended 09/30/2021

Average Annual Total Returns (for periods ended December 31, 2021)	One Year	Since Inception (03/30/2020)
Return Before Taxes	25.44%	67.08%
Return After Taxes on Distributions	25.44%	67.08%
Return After Taxes on Distributions and Sale of Fund Shares	15.06%	53.19%
MSCI All Country World IndexSM3(reflects no deduction for fees, expenses or taxes)	18.54%	37.17%
S&P 500®4 Index (reflects no deduction for fees, expenses or taxes)	28.71%	42.61%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended October 31, 2021, the Acquired Fund’s portfolio turnover rate was 29% of the average value of its portfolio.

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2.     Fiscal Year End

The fiscal year end for the Acquired Fund is October 31. The fiscal year end for the Acquiring Fund is March 31.

3.     Trustees and Service Providers for the Acquired Fund and Acquiring Fund

The Trust and IMST II are operated by their respective board of trustees and officers appointed by each board. The Reorganization will, therefore, result in a change in the board of trustees.

Trustees of the Trust

The Board has four trustees, each of whom is considered an “independent trustee,” as that term is defined under the 1940 Act, of the Trust. The following individuals comprise the Board: John Hyland, Ed McRedmond, Laura DeMarco, and Michael Kim.

Trustees of IMST II

The IMST II Board has six trustees, four of whom are not “interested persons of the trust” as that term is defined under the 1940 Act. The following individuals comprise the IMST II Board: Thomas Knipper, Kathleen K. Shkuda, Larry D. Tashjian and John P. Zader, Eric M. Banhazl (interested Trustee) and Terrance P. Gallagher (interested Trustee).

Service Providers

The following chart describes the service providers to the Acquired Fund and the Acquiring Fund:

	Trust	IMST
Co-Administrators	Brown Brothers Harriman & Co. 50 Post Office Square Boston, Massachusetts 02110	Mutual Fund Administration, LLC 2220 E. Route 66, Suite 226 Glendora, California 91740 UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Distributor	Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101	IMST Distributors, LLC* Three Canal Plaza, Suite 100 Portland, Maine 04101
Transfer Agent	Brown Brothers Harriman & Co. 50 Post Office Square Boston, Massachusetts 02110	Brown Brothers Harriman & Co. 50 Post Office Square Boston, Massachusetts 02110
Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 342 N. Water Street Suite 830 Milwaukee, Wisconsin 53202	Tait, Weller & Baker LLP Two Liberty Place 50 S. 16th Street, Suite 2900 Philadelphia, Pennsylvania 19102-2529
Custodian	Brown Brothers Harriman & Co. 50 Post Office Square Boston, Massachusetts 02110	Brown Brothers Harriman & Co. 50 Post Office Square Boston, Massachusetts 02110
*	IMST Distributors, LLC is a wholly owned subsidiary of Foreside Fund Services, LLC.

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II.        Voting Information

A.        General Information

How to Vote

This Proxy Statement is being provided in connection with the solicitation of proxies by the Board to solicit your vote at a special meeting of shareholders of the Acquired Fund. The Special Meeting will be held at the offices of the Trust's legal counsel, Thompson Hine LLP, 312 Walnut Street, 20th Floor, Cincinnati, OH 45202. However, as we are concerned about your health and safety during the current coronavirus (COVID-19) pandemic, we intend to monitor the recommendations of public health officials and governmental restrictions as the situation continues to evolve. If we decide to hold the Special Meeting at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), we will make an announcement in the manner discussed in these materials.

You may vote in one of the following ways:

●	by mail, by sending the enclosed proxy card, signed and dated;

●	via the Internet at the website listed on your proxy card;

●	by phone, by calling one of the toll-free numbers listed on your proxy card for an automated touchtone voting line or to speak with a live operator; and

●	in person, by attending the Meeting or via telephonic or web-based conference if held as a virtual meeting due to public health and travel concerns associated with the COVID-19 pandemic.

You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a subsequent later dated proxy or a written notice of revocation to the Acquired Fund. You may also give written notice of revocation in person (or via a virtual meeting, if applicable) at the Special Meeting. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the proposal.

Quorum

Only shareholders of record on November 16, 2022 (the “Record Date”) are entitled to receive notice of and to vote at the Special Meeting or at any adjournment thereof. Each share of the Acquired Fund held as of the Record Date is entitled to one vote. The presence in person (or via a virtual meeting, if applicable) or by proxy of shareholders owning one-third of the outstanding shares of the Acquired Fund that are entitled to vote will be considered a quorum for the transaction of business with respect to the Acquired Fund. Any lesser number shall be sufficient for adjournments.

Vote Required

Approval of the proposal will require the affirmative vote of a majority of the outstanding shares of the Acquired Fund entitled to vote at the Special Meeting. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” means the vote of the lesser of (1) 67% or more of the voting securities present at the Special Meeting, if more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Acquired Fund. If the shareholders of the Acquired Fund do not approve the Reorganization, then the Reorganization of the Acquired Fund will not be implemented. In such case, the Board will consider what further actions to take with respect to the Acquired Fund, which may include a merger with another fund complex or the liquidation of the Acquired Fund.

Adjournments

If a quorum of shareholders of the Acquired Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the proposal described in this Proxy Statement are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Special Meeting of the Acquired Fund to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting with respect to the Acquired Fund may be transacted at any such adjourned session(s) at which a quorum is present. The Special Meeting with respect to the Acquired Fund may be adjourned from time to time by a majority of the votes of the Acquired Fund properly cast upon the question of adjourning the Special Meeting of the Acquired Fund to another date and time, whether or not a quorum is present, and the Special Meeting of the Acquired Fund may be held as adjourned without further notice. The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the SEC's proxy rules, including proposals for which timely notice was not received, as set forth in the SEC's proxy rules.

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If it is decided to hold the Special Meeting at a different time or in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), any such updates will be announced by means of a press release, which will be posted on our website www.esotericacap.com. An announcement will also be filed with the SEC via its EDGAR system.

Effect of Abstentions and Broker “Non-Votes”

All proxies voted, including abstentions, will be counted toward establishing a quorum. Because the proposal is expected to “affect substantially” a shareholder's rights or privileges, a broker may not vote shares if the broker has not received instructions from beneficial owners or persons entitled to vote, even if the broker has discretionary voting power (i.e., the proposal is non-discretionary). Because the proposal is non-discretionary, the Trust does not expect to receive broker non-votes.

Assuming the presence of a quorum, abstentions and broker non-votes will have the effect of votes against the proposal. Abstentions will have no effect on the outcome of a vote on adjournment.

B.       Method and Cost of Solicitation

This Proxy Statement is being sent to you in connection with the solicitation of proxies by the Board for use at the Special Meeting. The close of business on November 16, 2022 is the Record Date for determining the shareholders of the Acquired Fund entitled to receive notice of the Special Meeting and to vote, and for determining the number of shares that may be voted, with respect to the Special Meeting or any adjournment thereof. The Trust expects that the solicitation of proxies will be primarily by mail and telephone. AXS has retained AST Fund Solutions to provide proxy services, at an anticipated cost of approximately $10,700. AXS, UMBFS and MFAC will bear the costs of the Special Meeting, including legal costs, the costs of retaining AST Fund Solutions, and other expenses incurred in connection with the solicitation of proxies. AXS, UMBFS and MFAC will pay these costs regardless of whether the Reorganization is consummated.

C.       Right to Revoke Proxy

Any shareholder giving a proxy may revoke it before it is exercised at the Special Meeting, either by providing written notice to the Trust, by submission of a later-dated, duly executed proxy or by voting in person (or via a virtual meeting, if applicable) at the Special Meeting. A prior proxy can also be revoked by proxy voting again through the toll-free number listed in the enclosed Voting Instructions. If not so revoked, the votes will be cast at the Special Meeting, and any postponements or adjournments thereof. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

D.       Voting Securities and Principal Holders

Shareholders of the Acquired Fund at the close of business on the Record Date will be entitled to be present and vote on the proposal related to the Acquired Fund at the Special Meeting. As of the Record Date, there were 500,754 shares outstanding and entitled to vote at the Special Meeting.

There were no outstanding shares of the Acquiring Fund on the Record Date, as the Acquiring Fund had not yet commenced operations.

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The following table lists the control persons of the Acquired Fund as of November 16, 2022. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Acquired Fund or acknowledges the existence of control.1 Shareholders with a controlling interest may be able to affect or determine the outcome of matters presented for a vote of shareholders.

Control Persons	% of Total Outstanding Shares of the Acquired Fund as of November 16, 2022
Interactive Brokers LLC Greenwich, CT 06830	26.98%

[1]	The Acquired Fund has no information regarding the beneficial owners of Fund shares owned through accounts with financial intermediaries.

The following table lists the principal shareholders of the Acquired Fund as of November 16, 2022. The principal shareholders are holders of record of more than 5% of the outstanding shares of the Acquired Fund, including the listed shareholders that are financial intermediaries.1

Principal Shareholders	% of Total Outstanding Shares of the Acquired Fund as of November 16, 2022
Interactive Brokers LLC Greenwich, CT 06830	26.98%
Charles Schwab & Co. Inc. San Francisco, CA 94105	17.65%
National Financial Services LLC Jersey City, NJ 07399	14.62%
APEX Clearing Corportation Dallas, TX 75201	8.73%
TD Ameritrade, Inc. Omaha, NE 68103	6.87%

[1]	The Acquired Fund has no information regarding the beneficial owners of Fund shares owned through accounts with financial intermediaries.

E.       Interest of Certain Persons in the Transaction

AXS may be deemed to have an interest in the Reorganization because it will become investment advisor to the Acquiring Fund and will receive fees from the Acquiring Fund for its services as investment advisor. Esoterica may be deemed to have an interest in the Reorganization because it will become a sub-advisor to the Acquiring Fund and will receive fees for its services as sub-advisor (which will be paid by AXS). In addition, Esoterica has entered into an agreement with AXS for the sale and transfer of its investment advisory business relating to the Acquired Fund. Pursuant to this agreement, Esoterica will receive certain payments from AXS following the Reorganization, which will be made by AXS from its own resources and not by the Acquiring Fund or its shareholders.

III.      Miscellaneous Information

A.       Other Business

The Board knows of no other business to be brought before the Special Meeting. If any other matters come before the Special Meeting, the Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed proxy card.

B.       Next Meeting of Shareholders

The Acquired Fund is not required and does not intend to hold annual or other periodic meetings of shareholders except as required by the 1940 Act. By observing this policy, the Acquired Fund seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings, as well as the related expenditure of staff time. If the Reorganization is not completed, the next meeting of the shareholders of the Acquired Fund will be held at such time as the Board may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the Trust at its office at a reasonable time before the Trust begins to print and mail its proxy statement, as determined by the Board, to be included in the Acquired Fund’s proxy statement and form of proxy relating to that meeting, and must satisfy all other legal requirements.

C.       Legal Matters

Certain legal matters concerning the issuance of shares of the Acquiring Fund in connection with the Reorganization and the tax consequences of the Reorganization will be passed upon by Morgan, Lewis & Bockius LLP.

D.       Independent Registered Public Accounting Firm

The financial statements of the Acquired Fund for the year ended October 31, 2021, contained in the Acquired Fund’s 2021 Annual Report to Shareholders, have been audited by Cohen & Company, Ltd., the Acquired Fund’s independent registered public accounting firm. The Acquiring Fund is newly created and does not yet have a financial history. Tait, Weller & Baker LLP will serve as the independent registered public accounting firm for the Acquiring Fund.

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E.       Information Filed with the SEC

The Trust and IMST II are subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC. Reports, proxy statements, registration statements and other information filed by the Trust may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such materials may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 at prescribed rates.

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FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this __ day of _______, 2022, by and among Esoterica Thematic Trust (the “Trust”), a Delaware statutory trust, with its principal place of business at 675 W. 59th Street, Suite 903, New York, New York, 10069, on behalf of its series Esoterica NextG Economy ETF (the “Acquired Fund”), Investment Managers Series Trust II (the “IMST Trust”), a Delaware statutory trust, with its principal place of business at 235 West Galena Street, Milwaukee, Wisconsin 53212, on behalf of its series AXS Esoterica NextG Economy ETF (the “Acquiring Fund” and, together with the Acquired Fund, the “Funds”) and, solely with respect to Article IX, AXS Investments LLC, with its principal place of business at 181 Westchester Avenue, Suite 402, Port Chester, New York, 10573, UMB Fund Services, Inc. (“UMBFS”) with its principal place of business at 235 West Galena Street, Milwaukee, Wisconsin 53212, and Mutual Fund Administration, LLC (“MFAC”), with its principal place of business at 2220 East Route 66, Suite 226, Glendora, California 91740.

WHEREAS, it is intended that the transactions contemplated by this Agreement constitute a “reorganization” as defined in Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury regulations thereunder. Such transactions will consist of: (i) the transfer of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange for (A) shares of beneficial interest, par value of $0.01 per share, of shares of the Acquiring Fund (the “Acquiring Fund Shares”) and (B) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund; followed by (ii) the distribution of the Acquiring Fund Shares pro rata to the shareholders of the Acquired Fund in exchange for their shares in the Acquired Fund (the “Acquired Fund Shares”) in liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement ((i) and (ii) collectively, the “Reorganization”). The parties hereby adopt this Agreement as a “plan of reorganization” within the meaning of Treasury regulations Sections 1.368-2(g) and 1.368-3(a). Notwithstanding anything to the contrary contained herein, the obligations, agreements, representations and warranties with respect to each Fund shall be the obligations, agreements, representations and warranties of that Fund only, and in no event shall any other series of the Trust or any other series of the IMST Trust or the assets of any other series of the Trust or any other series of the IMST Trust be held liable with respect to the breach or other default by an obligated Fund of its obligations, agreements, representations and warranties as set forth herein;

WHEREAS, the Acquired Fund and Acquiring Fund are separate series of the Trust and the IMST Trust, respectively, the Trust and the IMST Trust are open-end, registered management investment companies, and the Acquired Fund owns securities and other investments that are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, each Fund is authorized to issue its shares of beneficial interest;

WHEREAS, the Trustees of the Trust have determined that the Reorganization, with respect to the Acquired Fund, is in the best interests of the Acquired Fund’s shareholders and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization; and

WHEREAS, the Trustees of the IMST Trust have determined that the Reorganization, with respect to the Acquiring Fund, is in the best interests of the Acquiring Fund and, there being no existing shareholders of the Acquiring Fund, that the Reorganization will not result in dilution of the Acquiring Fund’s shareholders’ interests;

NOW, THEREFORE, in consideration of the premises, covenants, and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

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ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND
SHARES AND THE ASSUMPTION OF THE ACQUIRED FUND’S LIABILITIES AND
TERMINATION OF THE ACQUIRED FUND

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to sell, assign, convey, transfer and deliver all of its assets, as set forth in paragraph 1.2, free and clear of all liens and encumbrances, except those liens and encumbrances as to which the Acquiring Fund has received notice, to the Acquiring Fund. In exchange, the Acquiring Fund agrees (a) to issue and deliver to the Acquired Fund the number of Acquiring Fund Shares having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Acquired Fund Shares, as determined in the manner set forth in paragraphs 2.1 and 2.2; and (b) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions comprising the Reorganization shall take place on the date of the Closing provided for in paragraph 3.1 (the “Closing Date”).

1.2 ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be sold, assigned, transferred and delivered to and acquired by the Acquiring Fund shall consist of all assets and property of every kind and nature, including, without limitation, all cash, securities, goodwill, commodities, interests in futures and dividends or interest receivables, receivables for shares sold and other rights that are owned by the Acquired Fund on the Closing Date, and any prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date (the “Acquired Assets”). For the sake of clarity, the Acquired Assets include, but are not limited to, all rights (including rights to indemnification and contribution) and claims (including, but not limited to, claims for breach of contract, violation of standards of care and claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims or regulator or government established investor recovery fund claims and any and all resulting recoveries, free and clear of all liens, encumbrances and claims whatsoever, except those liens and encumbrances as to which the Acquiring Fund has received notice) of the Acquired Fund against any party with whom the Acquired Fund has contracted for any actions or omissions up to the Closing Date.

The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund’s assets as of the date of such statements. The Acquired Fund hereby represents that, as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities and the payment of normal operating expenses and the payment of dividends, capital gains distributions and redemption proceeds to shareholders. The Acquired Fund reserves the right to sell any of such securities or other investments.

1.3 LIABILITIES TO BE ASSUMED. The Acquired Fund will endeavor, consistent with its obligation to continue to pursue its investment objective and employ its investment strategies in accordance with the terms of its Prospectus, in good faith to discharge all of its known liabilities and obligations to the extent practicable prior to the Closing Date. The Acquiring Fund shall assume all liabilities of the Acquired Fund not discharged prior to the Closing Date, whether known or unknown, contingent, accrued or otherwise (excluding Reorganization Expenses (as defined in Article IX) borne by AXS, UMBFS and MFAC pursuant to Article IX), and investment contracts entered into in accordance with the terms of its Prospectus, including options, futures, forward contracts, and swap agreements (the “Assumed Liabilities”).

1.4 LIQUIDATION AND DISTRIBUTION. On the Closing Date, the Acquired Fund will distribute, in liquidation, all of the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1, pro rata to its shareholders of record, determined as of the close of business on the Valuation Date (as defined in paragraph 2.1) (the “Acquired Fund Shareholders”). In the Reorganization, each Acquired Fund Shareholder will receive the number of Acquiring Fund Shares that has an aggregate NAV equal to the aggregate NAV of the Acquired Fund Shares held of record by such Acquired Fund Shareholder on the Closing Date. Such liquidation and distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders, representing the respective numbers of Acquiring Fund Shares due such shareholders. All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund, and the Acquired Fund will thereupon proceed to terminate as set forth in paragraph 1.7 below. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange. Each Acquired Fund Shareholder shall have the right to receive any unpaid dividends or other distributions that were declared by the Acquired Fund before the Effective Time (as defined in paragraph 3.1) with respect to Acquired Fund Shares that are held of record by the Acquired Fund Shareholder at the Effective Time on the Closing Date.

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1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.6 TRANSFER TAXES. Any transfer taxes payable upon the transfer of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be transferred.

1.7 TERMINATION. As soon as practicable on or after the Closing Date, the Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution under Delaware law. After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its dissolution.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The value of the Acquired Assets to be acquired by the Acquiring Fund hereunder shall be the value of such Acquired Assets computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (such time and date being hereinafter called the “Valuation Date”). The NAV per share of Acquiring Fund Shares shall be computed by Brown Brothers Harriman & Co. (“BBH”), the Acquiring Fund’s accounting agent, in the manner set forth in the IMST Trust’s Amended and Restated Agreement and Declaration of Trust, or By-Laws, the Acquiring Fund’s then-current prospectus and statement of additional information and the procedures adopted by the IMST Trust’s Board of Trustees. The NAV per share of Acquired Fund Shares shall be computed by BBH (the “Acquired Fund Accounting Agent”), the Acquired Fund’s accounting agent, in the manner set forth in the Trust’s Agreement and Declaration of Trust, or By-Laws, the Acquired Fund’s then-current prospectus and statement of additional information and the procedures adopted by the Trust’s Board of Trustees.

2.2 VALUATION OF SHARES AND CALCULATION OF NUMBERS OF SHARES. The NAV per share of Acquiring Fund Shares and the NAV per share of Acquired Fund Shares shall, in each case, be computed as of the close of normal trading on the NYSE on the Valuation Date. The number of Acquiring Fund Shares to be issued in the Reorganization in exchange for Acquired Fund Shares shall be determined by BBH by dividing the NAV of the Acquired Fund Shares, as determined in accordance with paragraph 2.1, by the NAV of one Acquiring Fund Share, as determined in accordance with Paragraph 2.1 hereof.

        2.3 DETERMINATION OF VALUE. All computations of value with respect to the Acquired Fund shall be made by the Acquired Fund Accounting Agent, in accordance with its regular practice in pricing the shares and assets of the Acquired Fund, and confirmed by BBH. The IMST Trust and the Trust agree to use commercially reasonable efforts to resolve prior to the Valuation Date any material valuation differences with respect to portfolio securities of the Acquired Fund that will be transferred to the Acquiring Fund.

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ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. Subject to the satisfaction or waiver of the conditions set forth in Articles VI, VII and VIII of this Agreement, the closing (the “Closing”) will be on the Closing Date, which will be on or about ___________, 202_, or such other date as the parties may agree to in writing. The Closing shall be held as of the close of business at 4:00 p.m. Eastern Time (the “Effective Time”) at the offices of Esoterica Thematic Trust, 675 W. 59th Street, Suite 903, New York, New York, 10069 or at such other time and/or place as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously immediately at the Effective Time, unless otherwise provided.

3.2 CUSTODIAN’S CERTIFICATE. The portfolio securities and other investments of the Acquired Fund shall be made available by the Acquired Fund to the Acquiring Fund’s custodian for examination no later than five business days preceding the Closing Date. BBH as custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that the Acquired Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable as mutually determined by the parties, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

3.4 TRANSFER AGENT’S CERTIFICATE. The Acquired Fund shall cause BBH, as its transfer agent, as of the Closing Date to deliver at the Closing to the Secretary of the IMST Trust a certificate of an authorized officer stating the number and percentage ownership of outstanding Acquired Fund Shares owned by each shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause BBH, its transfer agent, to issue and deliver to the Secretary of the Trust a confirmation evidencing the number of Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

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ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE ACQUIRED FUND. The Trust and the Acquired Fund represent and warrant to the IMST Trust and the Acquiring Fund as follows:

(a) The Acquired Fund is a separate series of the Trust, a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware. The Trust has the power to own all of its properties and assets and, subject to approval by the Acquired Fund’s shareholders, to perform its obligations under this Agreement.

(b) The Trust is registered as an open-end management investment company, and its registration with the U.S. Securities and Exchange Commission (the “SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), is in full force and effect.

(c) The current Prospectus and Statement of Additional Information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquired Fund is not currently engaged in, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in, the violation of any material provision of the Agreement and Declaration of Trust of the Trust or its By-Laws, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

(e) The Acquired Fund Shares are the only outstanding equity interests in the Acquired Fund.

(f) The Acquired Fund has no material contracts or other commitments (other than this Agreement and agreements for the purchase and sale of securities or other permitted investments) that if terminated will result in material liability to the Acquired Fund.

(g) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Acquired Fund’s business or its ability to consummate the transactions contemplated herein.

(h) The financial statements of the Acquired Fund for the fiscal year ended October 31, 2022 are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of the end of such fiscal year, in all material respects as of that date, and there are no known contingent liabilities of the Acquired Fund as of that date not disclosed in such statements.

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(i) Since the end of the Acquired Fund’s fiscal year ended October 31, 2022, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of material indebtedness, except as otherwise disclosed in writing to and accepted by the Acquiring Fund. For the purposes of this subparagraph (i), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in market value of portfolio securities, or net redemptions shall not constitute a material adverse change.

(j) All Tax (as defined below) returns and reports (including, but not limited to, information returns) that are required to have been filed by the Acquired Fund have been duly and timely filed. All such returns and reports were true, correct and complete in all material respects as of the time of their filing. All Taxes due or properly shown to be due on such returns and reports have been paid, or provision has been made and properly accounted therefor. To the knowledge of the Trust, no such return is currently being audited by any federal, state, local or foreign taxing authority. To the knowledge of the Trust, there are no deficiency assessments (or deficiency assessments proposed in writing) with respect to any Taxes of the Acquired Fund. As used in this Agreement, “Tax” or “Taxes” means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto, and including any obligations to indemnify or otherwise assume or succeed to such a liability of any other person. There are no levies, liens or encumbrances relating to Taxes existing, pending or threatened in writing with respect to the assets of the Acquired Fund (other than liens for Taxes not yet due and payable). The Acquired Fund has not changed its annual accounting period within the 60-month period ending on the Closing Date.

(k) All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, validly issued, fully paid and non-assessable by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in paragraph 3.4. The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquired Fund Shares, and there are no outstanding securities convertible into any Acquired Fund Shares.

(l) At the Closing Date, the Acquired Fund will have good and valid title to the Acquired Fund’s Acquired Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such Acquired Assets hereunder. Upon delivery and payment for such Acquired Assets, the Acquiring Fund will acquire good and valid title, subject to no restrictions on the full transfer of such Acquired Assets, including such restrictions as might arise under the 1933 Act, other than as disclosed in writing to and accepted by the Acquiring Fund.

(m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund. Subject to approval by the Acquired Fund’s shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n) The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

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(o) From the mailing of the N-14 Registration Statement (as defined in paragraph 5.6), through the time of the meeting of the Acquired Fund’s shareholders and on the Closing Date, any written information furnished by the Trust with respect to the Acquired Fund for use in the N-14 Registration Statement, the N-1A Registration Statement (as defined in paragraph 4.3) or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(p) The Trust has in effect an election to treat the Acquired Fund as a regulated investment company (“RIC”) for federal income tax purposes under Part I of Chapter 1, Subchapter M of the Code. The Acquired Fund is a fund that is treated as a corporation separate from each other series of the Trust under Section 851(g) of the Code. The Acquired Fund has no earnings and profits accumulated in any taxable year for which the provisions of Part I of Chapter 1, Subchapter M of the Code (or the corresponding provisions of prior law) did not apply to it. The Acquired Fund has qualified for treatment as a RIC for each taxable year since its formation (or since it was first treated as a separate corporation under Section 851(g) of the Code) that has ended prior to the Closing Date and, subject to the accuracy of the representations set forth in paragraph 4.2(m), expects to satisfy the requirements of Part I of Chapter 1, Subchapter M of the Code to maintain qualification for such treatment for the taxable year that includes the Closing Date. Subject to the accuracy of the representations set forth in paragraph 4.2(m), the Acquired Fund does not expect that the consummation of the transactions contemplated by this Agreement will cause it to fail to qualify for treatment as a RIC as of the Closing Date or as of the end of its taxable year that includes the Closing Date. The Acquired Fund has not at any time since its inception been liable for any income or excise tax pursuant to Sections 852 or 4982 of the Code that has not been timely paid. The Acquired Fund is in compliance in all material respects with all applicable provisions of the Code and all applicable Treasury regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and to withholding in respect of dividends and other distributions to shareholders and redemption of shares, and is not liable for any material penalties that could be imposed thereunder.

(q) The Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund’s Prospectus, except as previously disclosed in writing to the Acquiring Fund.

(r) The Acquiring Fund Shares to be issued to the Acquired Fund pursuant to paragraph 1.1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.4.

(s) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act or Delaware law for the execution of this Agreement by the Trust, for itself and on behalf of the Acquired Fund, except for the effectiveness of the N-1A Registration Statement and the N-14 Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the Acquired Fund’s shareholders as described in paragraph 5.2.

(t) The books and records of the Acquired Fund, including FASB ASC 740-10-25 (formerly FIN 48) workpapers and supporting statements, made available to the Acquiring Fund and/or its counsel, are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.

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(u) The Acquired Fund would not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury regulations thereunder.

(v) The Acquired Fund has not waived or extended any applicable statute of limitations with respect to the assessment or collection of Taxes.

(w) The Acquired Fund has not received written notification from any taxing authority that asserts a position contrary to any of the representations set forth in paragraphs (j), (p), (t), (u), and (v) of this Section 4.1.

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The IMST Trust and the Acquiring Fund represent and warrant to the Trust and the Acquired Fund as follows:

(a) The Acquiring Fund is a separate series of the IMST Trust, a Delaware statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware. The IMST Trust has the power to own all of its properties and assets and to perform its obligations under this Agreement.

(b) The IMST Trust is registered as an open-end management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect.

(c) The current Prospectus and Statement of Additional Information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquiring Fund is not currently engaged in, and the execution, delivery and performance of this Agreement will not result in, a violation of any material provision of the Amended and Restated Agreement and Declaration of Trust of the IMST Trust or its By-Laws, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e) Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending, or to its knowledge, threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f) There shall be no issued and outstanding shares of the Acquiring Fund prior to the Closing Date other than a nominal number of shares (“Initial Shares”) issued to a seed capital investor (which shall be the investment advisor of the Acquiring Fund or an affiliate thereof) to vote on the investment advisory and sub-advisory contracts, distribution and service plan under Rule 12b-1 of the 1940 Act, and other agreements and plans as may be required by the 1940 Act and to take whatever action it may be required to take as the Acquiring Fund’s sole shareholder. The Initial Shares have been or will be redeemed by the Acquiring Fund prior to the Closing for the price for which they were issued, and any price paid for the Initial Shares shall at all times have been held by the Acquiring Fund in a non-interest bearing account.

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(g) All issued and outstanding Acquiring Fund Shares will be, at the Closing Date, validly issued, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund shares, and there are no outstanding securities convertible into any Acquiring Fund shares.

(h) The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(i) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(j) From the mailing of the N-14 Registration Statement through the time of the meeting of the Acquired Fund’s shareholders and on the Closing Date, any written information furnished by the IMST Trust with respect to the Acquiring Fund for use in the N-14 Registration Statement, the N-1A Registration Statement or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(k) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1934 Act, the 1940 Act, and any state blue sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(l) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by the IMST Trust, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by the IMST Trust, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the N-1A Registration Statement and the N-14 Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

(m) Subject to the accuracy of the representations and warranties in paragraph 4.1(p), for the taxable year that includes the Closing Date, the IMST Trust expects that the Acquiring Fund will meet the requirements of Chapter 1, Part I of Subchapter M of the Code for qualification as a RIC and will be eligible to, and will, compute its federal income tax under Section 852 of the Code. After the Closing, the Acquiring Fund will be a fund that is treated as a separate corporation under Section 851(g) of the Code.

(n) The Acquiring Fund is, and will be at the time of Closing, a newly created series without assets (other than the seed capital provided in exchange for Initial Shares) and without liabilities, created for the purpose of acquiring the assets and assuming the liabilities of the Acquired Fund, and, prior to the Closing, (i) will not commence operations or carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations); (ii) will not have held any property, and immediately following the Reorganization, the Acquiring Fund will possess solely assets and liabilities that were possessed by the Acquired Fund immediately prior to the Reorganization; and (iii) will not have prepared books of account and related records or financial statements or issued any shares. Immediately following the liquidation of the Acquired Fund as contemplated herein, 100% of the issued and outstanding shares of beneficial interest of the Acquiring Fund will be held by the former holders of Acquired Fund Shares.

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4.3       REPRESENTATIONS OF THE IMST TRUST. The IMST Trust represents and warrants to the Trust as follows:

(a) The IMST Trust has filed a post-effective amendment to its registration statement on Form N-1A (“N-1A Registration Statement”) for the purpose of registering the Acquiring Fund under the 1940 Act.

(b) The IMST Trust has adopted compliance policies and procedures, including policies and procedures pursuant to Rule 22e-4 and Rule 2a-5 under the 1940 Act, that are reasonably designed to prevent violation of the federal securities laws.

4.4 REPRESENTATIONS OF THE TRUST. The Trust represents and warrants to the IMST Trust that the Trust has adopted compliance policies and procedures, including policies and procedures pursuant to Rule 22e-4 and Rule 2a-5 under the 1940 Act, that are reasonably designed to prevent violation of the federal securities laws.

ARTICLE V

COVENANTS

5.1 OPERATION IN ORDINARY COURSE. Each of the Acquiring Fund and the Acquired Fund will operate their businesses in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business may include payment of customary dividends and distributions and shareholder redemptions in the case of the Acquired Fund and redemptions of the Initial Shares in the case of the Acquiring Fund.

5.2 APPROVAL OF SHAREHOLDERS. The Trust will call a special meeting of the Acquired Fund’s shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 ADDITIONAL INFORMATION. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.4 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.5 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over to the Acquiring Fund, as well as any capital loss carryovers that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Trust’s Treasurer.

5.6 PREPARATION OF N-14 REGISTRATION STATEMENT. The IMST Trust will prepare and file with the SEC a registration statement on Form N-14 (the “N-14 Registration Statement”) relating to the transactions contemplated by this Agreement in compliance with the 1933 Act, the 1934 Act and the 1940 Act. The Acquired Fund will provide the Acquiring Fund with the materials and information necessary to prepare the N-14 Registration Statement.

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5.7 INDEMNIFICATION.

(a) The Acquiring Fund (solely out of the Acquiring Fund’s assets and property, including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquired Fund and the Acquired Fund’s Trustees and officers (collectively, “Acquired Fund Indemnified Persons”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund or any of the Acquired Fund Indemnified Persons may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any material breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

(b) The Acquired Fund (solely out of the Acquired Fund’s assets and property, including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquiring Fund and the Acquiring Fund’s Trustees and officers (collectively, “Acquiring Fund Indemnified Persons”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund or any of the Acquiring Fund Indemnified Persons may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any material breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

5.8 TAX RETURNS. The Trust covenants that by the time of the Closing, all of the Acquired Fund’s federal and other Tax returns and reports required by law to have been filed on or before the Closing Date (taking extensions into account) shall have been filed and all federal and other Taxes (if any) shown as due on said returns shall have either been paid or, if not yet due, adequate liability reserves shall have been provided for the payment of such Taxes.

5.9 CLOSING DOCUMENTS. At the Closing, the Trust will provide the IMST Trust with the following:

(a) A certificate, signed by the President and the Treasurer or Assistant Treasurer of the Trust on behalf of the Acquired Fund, stating the Acquired Fund’s known assets and liabilities, together with information concerning the tax basis and holding period of the Acquired Fund in all securities or investments transferred to the Acquiring Fund.

(b) A copy of any Tax books and records of the Acquired Fund necessary for purposes of preparing any Tax returns, schedules, forms, statements or related documents (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treasury regulation Section 1.6045A-1)) required by law to be filed by the Acquiring Fund after the Closing.

(c) A copy (which may be in electronic form) of the shareholder ledger accounts of the Acquired Fund, including, without limitation, the name, address and taxpayer identification number of each shareholder of record; the number of shares of beneficial interest held by each shareholder; the dividend reinvestment elections applicable to each shareholder; the backup withholding certifications (e.g., IRS Form W-9) or foreign person certifications (e.g., IRS Form W-8BEN, W-8BEN-E, W-8ECI, or W-8IMY), notices or records on file with the Acquired Fund with respect to each shareholder; and such information as the IMST Trust may reasonably request concerning Acquired Fund Shares or Acquired Fund Shareholders in connection with the Acquiring Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury regulations following the Closing for all of the Acquired Fund Shareholders (the “Acquired Fund Shareholder Documentation”), certified by the Trust’s transfer agent or its President or its Vice President to the best of their knowledge and belief.

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(d) All FASB ASC 740-10-25 (formerly, FIN 48) work papers and supporting statements pertaining to the Acquired Fund.

5.10 TAX TREATMENT. The Acquiring Fund and the Acquired Fund intend that the Reorganization will qualify as a reorganization described in Section 368(a)(1)(F) of the Code. Neither the Acquiring Fund nor the Acquired Fund shall take any action or cause any action to be taken (including, without limitation the filing of any Tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a reorganization described in Section 368(a)(1)(F) of the Code.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the Closing Date, with the same force and effect as if made on and as of that Closing Date. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund’s name by the IMST Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

6.2 The IMST Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Trust an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the Assumed Liabilities of the Acquired Fund not discharged prior to the Closing Date in accordance with Section 1.3 of this Agreement.

6.3 The Acquired Fund shall have received on the Closing Date a certificate from the President of the IMST Trust, dated as of the Closing Date, addressing the following points:

(i)       The IMST Trust is a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as presently conducted and described in the registration statement on Form N-1A of the IMST Trust, and the Acquiring Fund is a separate series of the IMST Trust constituted in accordance with the applicable provisions of the 1940 Act and the Amended and Restated Agreement and Declaration of Trust of the IMST Trust.

(ii)       The IMST Trust is registered with the SEC as an investment company under the 1940 Act and such registration with the SEC is in full force and effect.

(iii)       Assuming that consideration of not less than the NAV of the Acquiring Fund Shares has been paid, the Acquiring Fund Shares to be issued and delivered to the Acquired Fund, as provided by this Agreement, are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights with respect to Acquiring Fund Shares.

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(iv)       The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of the IMST Trust’s Amended and Restated Agreement and Declaration of Trust.

(v)       The N-14 Registration Statement has been filed with the SEC and no consent, approval, authorization or order of any court or governmental authority under U.S. federal law or the Delaware Statutory Trust Act is required to be obtained for consummation by the IMST Trust and the Acquiring Fund of the transactions contemplated herein, except as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under Delaware securities laws.

(vi)       To the knowledge of the President of the IMST Trust, except as has been disclosed in writing to the Trust, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the IMST Trust or the Acquiring Fund or any of their properties or assets or any person whom the IMST Trust or the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and neither the IMST Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

6.4 The N-1A Registration Statement filed by the IMST Trust with the SEC to register the offer of the sale of the Acquiring Fund Shares will be in effect on the Closing Date.

6.5 As of the Closing Date with respect to the Reorganization of the Acquired Fund, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, fee levels payable pursuant to the distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, other fees payable for services provided to the Acquiring Fund, or fee waiver or expense reimbursement undertakings of the Acquiring Fund from those fee amounts and undertakings of the Acquiring Fund described in the N-14 Registration Statement or N-1A Registration Statement.

6.6 The IMST Trust Board of Trustees, including a majority of Trustees who are not “interested persons” of the IMST Trust as defined under the 1940 Act, has determined that the transactions contemplated by this Agreement are in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of such transactions.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1 All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in the Acquired Fund’s name by the Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

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7.2 The Trust, on behalf of the Acquired Fund, shall have duly executed and delivered to the IMST Trust such bills of sale, assignments, certificates and other instruments of transfer as may be necessary or desirable to transfer all right, title and interest of the Acquired Fund in and to the Acquired Assets.

7.3 The Acquiring Fund shall have received on the Closing Date a certification from the President of the Trust, dated as of the Closing Date, addressing the following points:

(i)       The Trust is a statutory trust validly existing and in good standing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry on its business as presently conducted and described in the registration statement on Form N-1A of the Trust, and the Acquired Fund is a separate series of the Trust constituted in accordance with the applicable provisions of the 1940 Act and the Agreement and Declaration of Trust of the Trust.

(ii)       The Trust is registered with the SEC as an investment company under the 1940 Act and such registration with the SEC is in full force and effect.

(iii)       The Acquired Fund has the power to sell, assign, transfer and deliver its assets to be transferred by it under the Agreement, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have transferred such assets to the Acquiring Fund.

(iv)       The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of the Trust’s Agreement and Declaration of Trust.

(v)        No consent, approval, authorization or order of any court or governmental authority under U.S. federal law or the Delaware Statutory Trust Act is required to be obtained for the consummation by the Trust and the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under Delaware securities laws.

(vi)       To the knowledge of the President of the Trust, except as has been disclosed in writing to the IMST Trust, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Acquired Fund or any of their properties or assets or any person whom the Trust or the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and neither the Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

7.4 The Acquired Fund shall have delivered to the Acquiring Fund the documents and information described in paragraphs 5.5 and 5.9.

7.5 The Trust Board of Trustees, including a majority of Trustees who are not “interested persons” of the Trust as defined under the 1940 Act, has determined that the transactions contemplated by this Agreement are in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of such transactions.

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ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
ACQUIRING FUND AND ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement. Notwithstanding anything to the contrary in the foregoing, if the conditions stated in paragraphs 8.1 and 8.5 below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the transactions contemplated by this Agreement shall not be consummated:

8.1 This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with Delaware law and the provisions of the Agreement and Declaration of Trust of the Trust. Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1.

8.2 On the Closing Date, the SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the SEC and of state blue sky securities authorities, including any necessary no-action positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.

8.4 Each of the N-1A Registration Statement and the N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 The Trust and the IMST Trust shall have received the opinion of Morgan, Lewis & Bockius LLP dated as of the Closing Date and addressed to the IMST Trust and the Trust, in a form satisfactory to them, substantially to the effect that, based upon certain facts, qualifications, certifications, representations and assumptions, for federal income tax purposes:

(a)       The Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and each of the Acquiring Fund and the Acquired Fund will be a “party to a reorganization,” within the meaning of Section 368(b) of the Code;

(b)       No gain or loss will be recognized by the Acquired Fund upon the transfer of all the Acquired Assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, or upon the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

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(c)       The tax basis in the hands of the Acquiring Fund of each Acquired Asset transferred from the Acquired Fund to the Acquiring Fund in the Reorganization will be the same as the tax basis of such Acquired Asset in the hands of the Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer;

(d)       The holding period in the hands of the Acquiring Fund of each Acquired Asset transferred from the Acquired Fund to the Acquiring Fund in the Reorganization, other than Acquired Assets with respect to which gain or loss is required to be recognized, will include the Acquired Fund’s holding period for such Acquired Asset (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);

(e)       No gain or loss will be recognized by the Acquiring Fund upon its receipt of all the Acquired Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund as part of the Reorganization;

(f)       No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund Shares for Acquiring Fund Shares as part of the Reorganization;

(g)       The aggregate tax basis of the Acquiring Fund Shares that each Acquired Fund Shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares exchanged therefor;

(h)       Each Acquired Fund Shareholder’s holding period for the Acquiring Fund Shares received in the Reorganization will include the Acquired Fund Shareholder’s holding period for the Acquired Fund Shares exchanged therefor, provided that the Acquired Fund Shareholder held such Acquired Fund Shares as capital assets on the date of the exchange; and

(i)       The taxable year of the Acquired Fund will not end as a result of the Reorganization.

Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.

ARTICLE IX

EXPENSES

9.1 Except as otherwise provided for herein, AXS (or any affiliate thereof), UMBFS (or any affiliate thereof) and MFAC (or any affiliate thereof) shall bear all expenses of the transactions contemplated by this Agreement (other than expenses, if any, of the shareholders) as set forth herein. Except as otherwise agreed by AXS, UMBFS and MFAC in writing, UMBFS (or any affiliate thereof) and MFAC (or any affiliate thereof) shall bear the first $50,000 of the total Reorganization Expenses as defined herein and AXS (or any affiliate thereof) shall bear all such expenses in excess of that amount. Such expenses include, without limitation: (a) expenses associated with the preparation and filing of the N-14 Registration Statement; (b) postage; (c) printing; (d) accounting fees; (e) audit and legal fees, including fees of the counsel to the Trust, counsel to the Independent Trustees of the Trust, counsel to the IMST Trust, and counsel to the Independent Trustees of the IMST Trust; (f) solicitation costs of the transactions; (g) service provider conversion fees; and (h) any costs associated with meetings of each Fund’s Board of Trustees relating to the transactions contemplated herein (“Reorganization Expenses”).

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AXS (or any affiliate thereof), UMBFS (or any affiliate thereof) and MFAC (or any affiliate thereof) shall remain so liable for their respective shares of the Reorganization Expenses, regardless of whether the transactions contemplated by this Agreement occur, and this Section 9.1 shall survive the Closing and any termination of this Agreement pursuant to paragraph 11.1. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a failure by either the Acquired Fund or the Acquiring Fund to qualify for treatment as a RIC within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code or otherwise result in the imposition of tax on either the Acquired Fund or the Acquiring Fund or on any of their respective shareholders.

9.2 At the Closing, AXS (or any affiliate thereof), UMBFS (or any affiliate thereof) and MFAC (or any affiliate thereof) shall pay the estimated Reorganization Expenses to be paid by it pursuant to paragraph 9.1, and any remaining balance shall be paid by AXS (or any affiliate thereof), UMBFS (or any affiliate thereof) and MFAC (or any affiliate thereof) within thirty (30) days after the Closing.

9.3 For the period beginning at the Closing Date and ending no less than five years thereafter, AXS shall provide or cause to be provided, at its own expense, “run-off” directors and officers errors and omissions insurance policies that cover each of the present Trustees and Officers of the Trust.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL

10.1 The IMST Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Acquired Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations and warranties contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, including, without limitation, the indemnification obligations under Section 5.7, shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date, and the obligations of the Acquiring Fund, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the IMST Trust and the Trust. In addition, either the IMST Trust or the Trust may at its option terminate this Agreement at or prior to the Closing Date due to:

(a) a breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days or, in the sole discretion of the non-breaching party’s Board of Trustees, prior to the Closing Date;

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(b) a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears to the terminating party’s Board of Trustees that it will not or cannot be met; or

(c) a determination by the terminating party’s Board of Trustees that the consummation of the transactions contemplated herein is not in the best interest of the party, and to give notice to the other party hereto.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Acquired Fund, the IMST Trust, the Trust, or the respective Trustees or officers to the other party or its Trustees or officers, but paragraph 9.1 shall continue to apply.

ARTICLE XII

AMENDMENTS

12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund’s shareholders pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing any provisions to the detriment of such shareholders.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of the IMST Trust personally, but shall bind only the trust property of the Acquiring Fund, as provided in the Amended and Restated Agreement and Declaration of Trust of the IMST Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the IMST Trust on behalf of the Acquiring Fund and signed by authorized officers of the IMST Trust, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund as provided in the IMST Trust’s Amended and Restated Agreement and Declaration of Trust.

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13.6 It is expressly agreed that the obligations of the Acquired Fund hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of the Trust personally, but shall bind only the trust property of the Acquired Fund, as provided in the Agreement and Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust on behalf of the Acquired Fund and signed by authorized officers of the Trust, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquired Fund as provided in the Trust’s Agreement and Declaration of Trust.

13.7       Each of the IMST Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Acquired Fund, specifically acknowledges and agrees that any liability under this Agreement with respect to the Acquiring Fund or Acquired Fund or in connection with the transactions contemplated herein with respect to the Acquiring Fund or Acquired Fund shall be discharged only out of the assets of the Acquiring Fund or Acquired Fund and that no other series of the IMST Trust or the Trust shall be liable with respect thereto.

ARTICLE XIV

CONFIDENTIALITY

14.1 Each Fund agrees to treat confidentially and as proprietary information of the other Fund all records and other information, including any information relating to portfolio holdings, of such other Fund and not to use such records and information for any purpose other than the performance of its duties under this Agreement; provided, however, that after prior notification of and written approval by such other Fund (which approval shall not be withheld if the disclosing Fund would be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities having proper jurisdiction, and which approval shall not be withheld unreasonably in any other circumstance), a Fund may disclose such records and/or information as so approved.

ARTICLE XV

COOPERATION AND EXCHANGE OF INFORMATION

15.1 The Trust and the IMST Trust will provide each other and their respective representatives with such cooperation, assistance and information as either of them reasonably may request of the other in filing any Tax returns, amended Tax returns or claims for Tax refunds, determining a liability for Taxes or a right to a refund of Taxes, requesting a closing agreement or similar relief from a taxing authority or participating in or conducting any audit or other proceeding in respect of Taxes, or in determining the financial reporting of any Tax position. Each party or its respective agents will retain for a period of six (6) years following the Closing all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of Tax positions of the Acquired Fund and Acquiring Fund for its taxable period first ending after the Closing and for prior taxable periods for which the party is required to retain records as of the Closing, provided that the Acquired Fund shall not be required to maintain any such documents that it has delivered to the Acquiring Fund.

15.2 Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund, up to and including the date of the Closing, and such later date on which the Acquired Fund is terminated including, without limitation, responsibility for (i) preparing and filing any Tax returns relating to Tax periods ending on or prior to the date of the Closing (whether due before or after the Closing); and (ii) preparing and filing other documents with the SEC, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, except as otherwise is mutually agreed by the parties.

***Signature Page Follows***

19

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

ESOTERICA THEMATIC TRUST on behalf of the Acquired Fund	INVESTMENT MANAGERS SERIES TRUST II on behalf of the Acquiring Fund

By:	By:

Name:	Name:

Title:	Title:

AXS INVESTMENTS LLC solely with respect to Article IX	UMB FUND SERVICES, INC. solely with respect to Article IX

By:	By:

Name:	Name:

Title:	Title:

MUTUAL FUND ADMINISTRATION, LLC solely with respect to Article IX

By:

Name:

Title:

20

APPENDIX B – MORE INFORMATION ABOUT THE ACQUIRING FUND

The term “Fund” below refers to the Acquiring Fund.

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES

The Fund is a series of Investment Managers Series Trust II (the “Trust”) and is regulated as an “investment company” under the 1940 Act. The Fund’s investment objective is non-fundamental and may be changed without approval by the holders of a majority of the outstanding voting securities of the Fund. Unless an investment policy is identified as being fundamental, all investment policies included in this prospectus and the Fund’s Statement of Additional Information (“SAI”) are non-fundamental and may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. If there is a material change to the Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

The Fund’s primary investment strategies described in this prospectus are the strategies that the Advisor believes are most likely to be important in trying to achieve the Fund’s investment objective. You should note, however, that the Fund may use other non-principal strategies and invest in other securities not described in this prospectus, which are disclosed in detail in the Fund’s SAI. For a copy of the SAI please call toll free at 1-866-984-2510 or visit the Fund’s website at www.axsinvestments.com.

The Fund is an actively managed ETF. Under normal circumstances, the Fund will invest 80% of its net assets (plus any borrowings for investment purposes) in domestic and foreign equity securities of companies that are relevant to the fifth generation digital cellular network technology (“5G”) enabled digital economy, including companies involved in the production of 5G technology and companies that may benefit from the use of 5G, such as companies engaged in e-commerce or internet sales.

The Fund’s investments may include investments in micro-, small-, medium- and large-capitalization companies. The Fund will concentrate (i.e., invest 25% or more of its assets) in companies in the internet, computer, semiconductor and software industries. The Fund’s foreign investments include developed and emerging markets. The Fund may invest in foreign securities (including investments in ADRs, and GDRs) and securities listed on local foreign exchanges. The Fund may invest up to 20% of its net assets in cash and cash equivalents.

In selecting companies that the Sub-Advisor believes are relevant to the 5G enabled digital economy, it seeks to identify companies that would benefit by expanding the accessible market for their products and services as a result of the adoption of 5G. The sub-advisor further believes that companies that are engaged in e-commerce or internet sales, for example, may especially benefit from the adoption of 5G technology due to 5G technology’s increased peak data rates, increased speed of connectivity, and more efficient use of bandwidth such that the maximum amount of data can be transmitted with the fewest transmission errors, relative to existing technology. More efficient and accurate transmission of data may result in a larger available market.

The Sub-Advisor constructs the Fund’s portfolio. The Sub-Advisor’s process for identifying companies uses both ‘‘top down’’ (thematic research sizing the potential total available market and changes in the underlying technological cycle) and ‘‘bottom up’’ (valuation, fundamental and quantitative measures) approaches. The Sub-Advisor’s internal research and analysis utilizes insights from diverse sources, including external research, to develop and refine its investment themes and identify and take advantage of trends that it believes have ramifications for individual companies or entire industries. As part of the Sub-Advisor’s top down process, the universe of potential investments are categorized by the Sub-Advisor into one of the following groups:

• Group 1: Infrastructure

The company’s business activities, products or services are focused on or benefit from the development of new products or services, technological improvements and advancements in scientific research in the development of 5G communication infrastructure network, including core network, transmission, and radio access network, or cloud computing infrastructure.

• Group 2: Edge Devices

An edge device is a type of networking device that connects an internal local area network with an external wide area network or the internet. The edge device provides interconnectivity and traffic translation between different networks on their entering edges or the network boundaries. A Group 2 company’s business activities, products or services are focused on or benefit from the development of new products or services, technological improvements and advancements in scientific research in the access of 5G networks by end users, including the edge device itself, such as a cellular phone, or a key component within the edge device, such as a baseband processor.

• Group 3: Services

The company’s business activities, products or services are enabled by the proliferation of 5G infrastructure and edge devices, which can be further categorized into enhanced mobile broadband (“eMBB”), massive machine type communications (“mMTC”), and ultra-reliable low latency communications (“uRLLC”). The possible products and services may include video streaming, cloud gaming, autonomous driving, augmented reality and virtual reality (“AR/VR”), Internet of Things (“IoT”), and remote surgery. Cloud gaming is a type of online gaming that aims to provide smooth and direct playability to end users of games across various devices. Such a service could include making available a host gaming server capable of executing a gaming engine and streaming the gaming data to the client device. IoT is a system of interrelated computing devices, mechanical and digital machines, objects, animals or people that are provided with unique identifiers and the ability to transfer data over a network without requiring human-to-human or human-to-computer interaction.

The Sub-Advisor selects investments for the Fund that represent its highest-conviction investment ideas within the above groups, are attractively valued and well-positioned, and which the Sub-Advisor believes offer the best risk-reward opportunities. The Fund has no set holding period for any security and actively trades its portfolio investments, which may result in a high portfolio turnover rate. Securities may be sold when they no longer meet the Sub-Advisor’s target risk/return profile or if the Fund requires cash to meet redemption requests. The Sub-Advisor attempts to control risk through various techniques, including scaling in or out of positions, using position limits and using stop orders. The Fund seeks to participate in gains in the U.S. and foreign markets in all market conditions and will attempt to minimize the impact of market losses during periods of extreme market stress.

When the Sub-Advisor believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Sub-Advisor may invest some or all of the Fund’s assets in cash or cash equivalents, including but not limited to obligations of the U.S. government, money market fund shares, commercial paper, certificates of deposit and/or bankers’ acceptances, as well as other interest bearing or discount obligations or debt instruments that carry an investment grade rating by a national rating agency. When the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

The Fund is classified as “non-diversified” under the 1940 Act, which means that it may invest more of its assets in a smaller number of issuers than “diversified” funds.

Disclosure of Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.axsinvestments.com. Information about the Fund’s daily portfolio holdings, including the identities and quantities of such portfolio holdings, is available on the Fund’s website.

ADDITIONAL RISKS OF INVESTING IN THE FUND

Risk is inherent in all investing and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

Principal Risks

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. For example, the financial crisis that began in 2007 caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments fell, credit became more scarce worldwide and there was significant uncertainty in the markets. More recently, Russia’s invasion of Ukraine and the COVID-19 pandemic have negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Such environments could make identifying investment risks and opportunities especially difficult for the Advisor. In response to the crises, the United States and other governments have taken steps to support financial markets. The withdrawal of this support or failure of efforts in response to a crisis could negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Equity Risk. The value of equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. The price of common stock of an issuer in the Fund’s portfolio may decline if the issuer fails to make anticipated dividend payments because, among other reasons, the financial condition of the issuer declines. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure in terms of priority with respect to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

5G Companies and Emerging Technologies Investment Risk. Companies across a wide variety of industries, primarily in the technology sector, are exploring the possible applications of 5G technologies. The extent of such technologies’ versatility has not yet been fully explored. Consequently, the Fund’s holdings will include equity securities of operating companies that focus on or have exposure to a wide variety of industries. The revenues of the companies held by the Fund are generally expected to be significantly tied to 5G technologies. Currently, there are few public companies for which 5G technologies represent an attributable and significant revenue or profit stream, and such technologies may not ultimately have a material effect on the economic returns of companies in which the Fund invests.

Active Management Risk. The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, which may cause the Fund to fail to meet its investment objective or to underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active trading that can accompany active management may result in high portfolio turnover, which may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active trading may also result in adverse tax consequences.

Concentration Risk. To the extent the Fund’s investments are concentrated in a particular industry or group of industries, the Fund may be susceptible to an increased risk of loss, including losses due to adverse occurrences affecting the Fund more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector, or asset class.

●	Computer Software/Services Companies Risk. Computer software/services companies can be significantly affected by competitive pressures, aggressive pricing, technological developments, changing domestic demand, the ability to attract and retain skilled employees and availability and price of components. The market for products produced by computer software/services companies is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of computer software/services companies depends in substantial part on the timely and successful introduction of new products and the ability to service such products. An unexpected change in one or more of the technologies affecting an issuer’s products or in the market for products based on a particular technology could have a material adverse effect on a participant’s operating results. Many computer software/services companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by computer software/services companies to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies’ technology.

●	Internet Companies Risk. Investments in internet industry companies may be volatile. Internet companies are subject to intense competition, the risk of product obsolescence, changes in consumer preferences and legal, regulatory and political changes. They are also especially at risk of hacking and other cybersecurity events. In addition, it can be difficult to adequately capture what qualifies as an Internet company.

●	Semiconductor Companies Risk. The Fund is subject to the risk that market or economic factors impacting semiconductor companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund’s investments. The value of stocks of semiconductor companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Semiconductor companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Additionally, semiconductor companies may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

Foreign Investment Risk. Investments in foreign securities are affected by risk factors generally not thought to be present in the United States. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Special risks associated with investments in foreign markets include less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, less government supervision of exchanges, brokers and issuers, greater risks associated with counterparties and settlement, and difficulty in enforcing contractual obligations. Changes in exchange rates and interest rates, and the imposition of foreign taxes, sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. The Fund’s investments in depository receipts (including ADRs) are subject to these risks, even if denominated in U.S. Dollars, because changes in currency and exchange rates affect the values of the issuers of depository receipts. In addition, the underlying issuers of certain depository receipts, particularly unsponsored or unregistered depository receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Many of the risks with respect to foreign investments are more pronounced for investments in developing or emerging market countries. Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.

Depositary Receipt Risk. Depositary receipts involve risks similar to those associated with investments in foreign securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. Depositary receipts listed on U.S. exchanges are issued by banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares (“Underlying Shares”). When the Fund invests in depositary receipts as a substitute for an investment directly in the Underlying Shares, the Fund is exposed to the risk that the depositary receipts may not provide a return that corresponds precisely with that of the Underlying Shares. The underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored depositary receipt.

Emerging Markets Risk. Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed and less stable economic, political and legal systems than those of more developed countries. There may be less publicly available and reliable information about issuers in emerging markets than is available about issuers in more developed capital markets, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. The Public Company Accounting Oversight Board (“PCAOB”), which regulates auditors of U.S. public companies, for example, is unable to inspect audit work and practices in certain countries, such as China. The PCAOB’s limited ability to oversee the operations of accounting firms in such countries means that inaccurate or incomplete financial records of an issuer’s operations may not be detected, which could negatively impact the Fund’s investments in such companies. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems. Their economies also depend heavily upon international trade and may be adversely affected by protective trade barriers and the economic conditions of their trading partners. Emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar and may not be traded internationally. Some countries with emerging securities markets have experienced high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Emerging markets typically have substantially less volume than U.S. markets, securities in these markets are less liquid, and their prices often are more volatile than those of comparable U.S. companies. Securities markets in emerging markets may also be susceptible to manipulation or other fraudulent trade practices, which could disrupt the functioning of these markets or adversely affect the value of investments traded in these markets, including investments of the Fund. The Fund’s rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the Fund to pursue legal remedies or to obtain and enforce judgments in local courts. Delays may occur in settling securities transactions in emerging market countries, which could adversely affect the Fund’s ability to make or liquidate investments in those markets in a timely fashion. In addition, it may not be possible for the Fund to find satisfactory custodial services in an emerging market country, which could increase the Fund’s costs and cause delays in the transportation and custody of its investments. There may also be restrictions on imports from certain countries, such as Russia, and dealings with certain state-sponsored entities. For example, following Russia’s large-scale invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering into transactions with the Central Bank of Russia, and Executive Orders in March 2022 prohibiting U.S. persons from importing oil and gas from Russia as well as other popular Russian exports, such as diamonds, seafood and vodka. There may also be restrictions on investments in Chinese companies. For example, the President of the United States signed an Executive Order in June 2021 affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time, and as a result of forced selling or an inability to participate in an investment the Sub-Advisor otherwise believes is attractive, the Fund may incur losses. Any of these factors may adversely affect the Fund’s performance or the Fund’s ability to pursue its investment objective.

Risks Associated with China. The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions and policy in China and surrounding Asian countries. A relatively small number of Chinese companies represent a large portion of China’s total market and thus may be more sensitive to adverse political or economic circumstances and market movements. The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others. Disclosure and regulatory standards in China are less stringent than U.S. standards, and there is substantially less publicly available information about Chinese issuers than there is about U.S. issuers. The PCAOB, which regulates auditors of U.S. public companies, has warned that it lacks the ability to inspect audit work and practices of PCAOB-registered accounting firms in China and Hong Kong. The PCAOB’s limited ability to oversee the operations of accounting firms in China and Hong Kong means that inaccurate or incomplete financial records of an issuer’s operations may not be detected, which could negatively impact the Fund’s investments in such companies. Under China’s political and economic system, the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. In addition, expropriation, including nationalization, confiscatory taxation, political, economic or social instability or other developments could adversely affect and significantly diminish the values of the Chinese companies in which the Fund invests. Moreover, the imposition of restrictions on repatriation of capital invested may have an adverse effect on the Fund’s performance and the Fund’s ability to meet redemption requests. International trade tensions may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. These consequences may trigger a reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially severe negative impact to the Fund. China’s currency, which historically has been managed in a tight range relative to the U.S. dollar, may in the future be subject to greater uncertainty as Chinese authorities change the policies that determine the exchange rate mechanism. From time to time and as recently as January 2020, China has experienced outbreaks of infectious illnesses, and the country may be subject to other public health threats or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy. The Fund’s rights with respect to its investments in A-Shares, if any, will generally be governed by Chinese law. China operates under a civil law system in which court precedent is not binding, which means that there is no binding precedent to interpret existing statutes and thus there is uncertainty regarding the implementation of existing law. It may therefore be difficult or impossible for the Fund to enforce its rights as an investor under Chinese law.

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

●	Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

●	Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Fund shares are trading on the Exchange, which could result in a decrease in value of the Fund shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the Fund’s NAV and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Fund shares.

●	Fluctuation of Net Asset Value Risk. As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of shares will approximate the Fund’s NAV, there may be times when the market prices of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund shares may decrease considerably and cause the market price of Fund shares to deviate significantly from the Fund’s NAV. In addition, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, and that this could lead to wider bid/ask spreads and differences between the market price of the Fund’s shares and NAV.

●	Trading Issues Risk. Although the Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund shares will develop or be maintained. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

●	Costs of Buying or Selling Shares. Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

Management and Strategy Risk. The value of your investment depends on the judgment of the Advisor and Sub-Advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Market Capitalization Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion. In addition, large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes and may be more prone to global economic risks. Investing in small-capitalization and mid-capitalization companies generally involves greater risks than investing in large-capitalization companies. Small- or mid-cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or market averages in general. Many small capitalization companies may be in the early stages of development. Since equity securities of smaller companies may lack sufficient market liquidity and may not be regularly traded, it may be difficult or impossible to sell securities at an advantageous time or a desirable price.

Sector Focus Risk. The Fund may focus its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund’s NAV to fluctuate more than that of a fund that does not focus on a particular sector.

●	Communications Services Sector Risk. The Fund is generally expected to invest significantly in companies in the communications services sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. Communications services companies are subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new adverse regulatory requirements may adversely affect the business of such companies. Companies in the communications services sector can also be significantly affected by intense competition, including competition with alternative technologies such as wireless communications (including with 5G and other technologies), product compatibility, consumer preferences, rapid product obsolescence, and research and development of new products. Technological innovations may make the products and services of such companies obsolete.

●	Information Technology Sector Risk. The Fund is generally expected to invest significantly in companies in the information technology sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The values of stocks of information technology companies and companies that rely heavily on technology are particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Information technology companies and companies that rely heavily on technology may also be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions.

●	Basic Materials Sector Risk. To the extent that the Fund invests in the basic materials sector, it will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the basic materials sector. Companies engaged in the production and distribution of basic materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

●	Consumer Discretionary Sector Risk. To the extent that the Fund invests in the consumer discretionary sector, it will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the consumer discretionary sector. These companies may be adversely affected by changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, exploration and production spending.

●	Financials Sector Risk. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted.

Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Portfolio Turnover Risk. Active and frequent trading of the Fund’s securities may lead to higher transaction costs and may result in a greater number of taxable transactions, which could negatively affect the Fund’s performance. A high rate of portfolio turnover is 100% or more.

COVID-19 Related Market Events. The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in extreme volatility in the financial markets, a domestic and global economic downturn, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There have also been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; restrictions on travel; and widespread uncertainty regarding the duration and long-term effects of the pandemic. The pandemic may result in domestic and foreign political and social instability, damage to diplomatic and international trade relations, and continued volatility and/or decreased liquidity in the securities markets. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Health crises such as the COVID-19 pandemic may exacerbate other pre-existing political, social, and economic risks. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not yet fully known. Governments and central banks, including the Federal Reserve in the United States, took extraordinary and unprecedented actions to support local and global economies and the financial markets in response to the COVID-19 pandemic, including by pushing interest rates to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have also recently risen, which could adversely affect economies and markets. The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the COVID-19 pandemic, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers. Other market events like the COVID-19 pandemic may cause similar disruptions and effects.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. A cybersecurity incident may disrupt the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, and prevent shareholders from redeeming their shares. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

MANAGEMENT OF THE FUND

The Fund is a series of Investment Managers Series Trust II, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objectives and policies. The Trust is organized as a Delaware statutory trust. The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Advisor, custodian and fund administrative and accounting agent.

Investment Advisor

AXS Investments LLC, a Delaware limited liability company, serves as the Fund’s investment advisor pursuant to an investment management agreement (the “Investment Advisory Agreement”). The principal office of the Advisor is located at 181 Westchester Avenue, Suite 402, Port Chester, New York 10573. As of September 30, 2022, the Advisor had approximately $1.1 billion in assets under management.

In its capacity as Advisor, AXS manages the Fund’s investments subject to the supervision of the Board. The Advisor is responsible for the oversight and supervision of the Sub-Advisor and manages the trading operations of the Fund.

Investment Sub-Advisor

Esoterica Capital LLC, located at 675 W. 59th St., Suite 903, New York, New York, 10069, serves as the Fund’s investment sub-advisor. The Sub-Advisor is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. The Sub-Advisor is responsible for the selection of the Fund’s portfolio investments subject to the general oversight of the Board and the Advisor. The Advisor compensates the Sub-Advisor from the management fee it receives from the Fund.

Portfolio Managers

Travis Trampe, Managing Director, Portfolio Management of the Advisor, serves as portfolio manager for the Fund. Mr. Trampe joined AXS in 2022. Prior to joining AXS, Mr. Trampe was a portfolio manager with ETF issuers and asset management firms for over 15 years, including most recently from 2016 to 2021, where he was responsible for managing ETFs, mutual funds, UCITS and other fund vehicles. Mr. Trampe’s asset management tenure includes longtime experience in portfolio management, trade execution and fund operations in U.S. and global securities markets. Mr. Trampe holds a B.S. in finance and mathematics from Nebraska Wesleyan University.

Parker Binion, Portfolio Manager of the Advisor, serves as portfolio manager for the Fund. Mr. Binion joined AXS in January 2021. Prior to joining AXS, Mr. Binion was a portfolio manager of Kerns Capital Management, Inc. since September 2014, and was responsible for managing the firm’s separately managed account strategies and hedging/net exposure strategies. Prior to 2014, Mr. Binion was an investment advisor representative with Heritage Capital from 2012 to 2014. He holds an A.B. in political science with a concentration in economics from Duke University and a J.D. with honors from the University of Texas at Austin.

Qindong (Bruce) Liu, Portfolio Manager of the Sub-Advisor, previously served as a portfolio manager and a partner of Phase Capital, managing its Global Macro strategy and active high yield ETF (HYLD) as well as leading the firm’s investment research from April 2017 to March 2019. Prior to Phase Capital, Mr. Liu was an equity strategist at WisdomTree Asset Management from June 2015 to April 2017, spearheading the firm’s effort to build out “Modern Alpha” active ETF strategies and products, including the firm’s first multi factor US equity fund (USMF) and first active managed futures strategy (WTMF). Prior to that, Mr. Liu was a sell side equity strategist at Sanford Bernstein from October 2013 to March 2015, authoring the firm’s flagship global equity portfolio strategy research. Mr. Liu was a portfolio manager and research analyst at Dow Chemical Portfolio Investments from December 2010 to September 2013, managing $25 billion global pension and insurance assets. He received his Ph.D. in Business Administration from the University of Connecticut and holds the Chartered Financial Analyst designation.

Yang Ren, portfolio manager of Esoterica and the Fund, started his investment career in January 2014 at AllianceBernstein, LP, global asset management firm, covering semiconductors. After moving from the United States back to China, he was senior analyst at Beijing-based hedge fund Heircastle Asset Management from May 2018 through April 2019, and was a senior analyst at CITIC Private Equity Funds Management Co., Ltd., from May 2019

The Fund’s SAI provides additional information about the compensation structure for the portfolio managers, other accounts that the portfolio managers manage and the ownership of Shares by the portfolio managers.

Manager of Managers Structure

AXS Investments and the Trust have received an exemptive order from the SEC which allows AXS Investments to operate the Fund under a “manager of managers” structure (the “Order”). Pursuant to the Order, AXS Investments may, subject to the approval of the Board, hire or replace sub-advisors and modify any existing or future agreement with such sub-advisors without obtaining shareholder approval.

Pursuant to the Order, AXS Investments, with the approval of the Board, has the discretion to terminate any sub-advisor and allocate and reallocate the Fund’s assets among AXS Investments and any other sub-advisor. AXS Investments has the ultimate responsibility, subject to the oversight and supervision by the Board, to oversee any sub-advisor for the Fund and to recommend, for approval by the Board, the hiring, termination and replacement of sub-advisors for the Fund. In evaluating a prospective sub-advisor, AXS Investments will consider, among other things, the proposed sub-advisor’s experience, investment philosophy and historical performance. AXS Investments remains ultimately responsible for supervising, monitoring and evaluating the performance of any sub-advisor retained to manage the Fund. Within 90 days after hiring any new sub-advisor, the Fund’s shareholders will receive information about any new sub-advisory relationships.

Use of the “manager of managers” structure does not diminish AXS Investment’s responsibilities to the Fund under its Advisory Agreement. AXS Investments has overall responsibility, subject to oversight by the Board, to oversee the sub-advisors and recommend their hiring, termination and replacement. Specifically, AXS Investments will, subject to the review and approval of the Board: (a) set the Fund’s overall investment strategy; (b) evaluate, select and recommend sub-advisors to manage all or a portion of the Fund’s assets; and (c) implement procedures reasonably designed to ensure that each sub-advisor complies with the Fund’s investment goal, policies and restrictions. Subject to the review by the Board, AXS Investments will: (a) when appropriate, allocate and reallocate the Fund’s assets among multiple sub-advisors; and (b) monitor and evaluate the performance of the sub-advisors. Replacement of AXS Investments or the imposition of material changes to the Advisory Agreement would continue to require prior shareholder approval.

Management Fee

The Fund is responsible for its own operating expenses (all of which will be borne directly or indirectly by the Fund’s shareholders), including among others, legal fees and expenses of counsel to the Fund and the Fund’s independent trustees; insurance (including trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; expenses in connection with the issuance and offering of shares; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; and any litigation expenses.

Pursuant to the Investment Advisory Agreement, for its services, the Advisor is entitled to receive an annual management fee of 0.75% of the Fund’s average daily net assets, calculated daily and payable monthly.

The Advisor has contractually agreed to waive fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.75% of the average daily net assets of the Fund. This agreement is in effect for a period of two years following the reorganization of the Predecessor Fund, which is expected to occur during the first quarter of 2023, and may be terminated before that date only by the Trust’s Board of Trustees. The Advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by the Advisor, for a period of three years after the date of the waiver or payment. Reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first. Any such reimbursement is contingent upon the Board’s subsequent review of the reimbursed amounts and no reimbursement may cause the total operating expenses paid by the Fund in a fiscal year to exceed the applicable limitation on Fund expenses. The Fund must pay current ordinary operating expenses before the Advisor is also entitled to any reimbursement of fees and/or Fund expenses.

A discussion regarding the basis for the Board’s approval of the Investment Management Agreement and Sub-Advisory Agreement on behalf of the Fund will be available in the Fund’s first shareholder report following the reorganization of the Predecessor Fund.

BUYING AND SELLING FUND SHARES

Fund shares are listed for trading on the Exchange. When you buy or sell the Fund’s shares on the secondary market, you will pay or receive the market price. You may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The shares of the Fund will trade on the Exchange at prices that may differ to varying degrees from the daily NAV of such shares. A “Business Day” with respect to the Fund is any day on which the Exchange is open for business. The Exchange is generally open Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Fund’s NAV is calculated as of 4:00 p.m. Eastern Time, the normal close of regular trading on the NYSE, on each day the NYSE is open for trading. If for example, the NYSE closes at 1:00 p.m. New York time, the Fund’s NAVs would still be determined as of 4:00 p.m. New York time. In this example, portfolio securities traded on the NYSE would be valued at their closing prices unless the Trust’s Valuation Committee determines that a “fair value” adjustment is appropriate due to subsequent events. The NAV is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of outstanding shares. The Fund’s NAV may be calculated earlier if permitted by the SEC. The NYSE is closed on weekends and most U.S. national holidays. However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which the Fund does not value its shares, which may significantly affect the Fund’s NAV on those days.

The Fund’s securities generally are valued at market price. Securities are valued at fair value when market quotations are not readily available. The Board and the Advisor have adopted procedures to be followed when the Fund must utilize fair value pricing, including when reliable market quotations are not readily available, when the Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Advisor, does not represent the security’s fair value), or when, in the judgment of the Advisor, events have rendered the market value unreliable (see, for example, the discussion of fair value pricing of foreign securities in the paragraph below). Valuing securities at fair value involves reliance on the judgment of the Advisor and may result in a different price being used in the calculation of the Fund’s NAV from quoted or published prices for the same securities. Fair value determinations are made in good faith in accordance with procedures adopted by the Board and the Advisor. There can be no assurance that the Fund will obtain the fair value assigned to a security if it sells the security.

In certain circumstances, the Fund employs fair value pricing to ensure greater accuracy in determining daily NAV and to prevent dilution by frequent traders or market timers who seek to exploit temporary market anomalies. Fair value pricing may be applied to foreign securities held by the Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Fund’s NAV is determined. If the event may result in a material adjustment to the price of the Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund’s NAV.

Other types of portfolio securities that the Fund may fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Advisor, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is not a current market value quotation.

Frequent Purchases and Redemptions of Fund Shares

The Fund does not impose any restrictions on the frequency of purchases and redemptions of Creation Units; however, the Fund reserves the right to reject or limit purchases at any time as described in the SAI. When considering that no restriction or policy was necessary, the Board evaluated the risks posed by arbitrage and market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of the Fund’s investment strategy, or whether they would cause the Fund to experience increased transaction costs. The Board considered that, unlike traditional mutual funds, shares of the Fund are issued and redeemed only in large quantities of shares known as Creation Units available only from the Fund directly to Authorized Participants, and that most trading in the Fund occurs on the Exchange at prevailing market prices and does not involve the Fund directly. Given this structure, the Board determined that it is unlikely that trading due to arbitrage opportunities or market timing by shareholders would result in negative impact to the Fund or its shareholders. In addition, frequent trading of shares of the Fund done by Authorized Participants and arbitrageurs is critical to ensuring that the market price remains at or close to NAV.

Availability of Information

Each Business Day, the following information will be available at www.axsinvestments.com with respect to the Fund: (i) information for each portfolio holding that will form the basis of the next calculation of the Fund’s net asset value per share; (ii) the Fund’s net asset value per share, market price, and premium or discount, each as of the end of the prior Business Day; (iii) a table showing the number of days the Fund’s shares traded at a premium or discount during the most recently completed calendar year and the most recently completed calendar quarter since that year; (iv) a line graph showing Fund share premiums or discounts for the most recently completed calendar year and the most recently completed calendar quarter since that year; (v) the Fund’s median bid-ask spread over the last thirty calendar days; and (vi) if during the past year the Fund’s premium or discount was greater than 2% for more than seven consecutive trading days, a statement that the Fund’s premium or discount, as applicable, was greater than 2% and a discussion of the factors that are reasonably believed to have materially contributed to the premium or discount.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund will make distributions of net investment income and net capital gains, if any, at least annually, typically in December. The Fund may make additional payments of dividends or distributions if it deems it desirable at any other time during the year.

Dividend Reinvestment Service

Brokers may make available to their customers who own shares of the Fund the Depository Trust Company book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole shares of the Fund purchased on the secondary market. Without this service, investors would receive their distributions in cash. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require the Fund’s shareholders to adhere to specific procedures and timetables.

Federal Income Tax Consequences

The following discussion is very general and does not address investors subject to special rules, such as investors who hold Fund shares through an IRA, 401(k) plan or other tax-advantaged account. The Statement of Information contains further information about taxes. Because each Shareholder’s circumstances are different and special tax rules may apply, you should consult your tax advisor about your investment in the Fund.

You will generally have to pay federal income taxes, as well as any state or local taxes, on distributions received from the Fund, whether paid in cash or reinvested in additional shares. If you sell Fund shares, it is generally considered a taxable event. Distributions of net investment income, other than “qualified dividend income,” and distributions of net short-term capital gains, are taxable for federal income tax purposes at ordinary income tax rates. Distributions from the Fund’s net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss) are taxable for federal income tax purposes as long-term capital gain, regardless of how long the shareholder has held Fund shares.

Dividends paid by the Fund (but none of the Fund’s capital gain distributions) may qualify in part for the dividends-received deduction available to corporate shareholders, provided certain holding period and other requirements are satisfied. Dividends received by the Fund from REITs generally are not expected to qualify for treatment as qualified dividend income or for the dividends-received deduction. Distributions of investment income that the Fund reports as “qualified dividend income” may be eligible to be taxed to non-corporate shareholders at the reduced rates applicable to long-term capital gain if derived from the Fund’s qualified dividend income and if certain other requirements are satisfied. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

You may want to avoid buying shares of the Fund just before it declares a distribution (on or before the record date), because such a distribution will be taxable to you even though it may effectively be a return of a portion of your investment.

Although distributions are generally taxable when received, dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year when the dividends were declared.

Information on the federal income tax status of dividends and distributions is provided annually.

Dividends and distributions from the Fund and net gain from sales of Fund shares will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your dividends and other distributions. The backup withholding rate is currently 24%.

Dividends and certain other payments made by the Fund to a non-U.S. shareholder are subject to withholding of federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Dividends that are reported by the Fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding. In general, the Fund may report interest-related dividends to the extent of its net income derived from U.S.-source interest and the Fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax described in this paragraph.

Under legislation commonly referred to as “FATCA,” unless certain non-U.S. entities that hold shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

Some of the Fund’s investment income may be subject to foreign income taxes that are withheld at the country of origin. Tax treaties between certain countries and the United States may reduce or eliminate such taxes, but there can be no assurance that the Fund will qualify for treaty benefits.

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of any cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Any gain or loss realized upon a creation of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the securities exchanged therefor as capital assets, and otherwise will be ordinary income or loss. Similarly, any gain or loss realized upon a redemption of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the shares of the Fund comprising the Creation Units as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year, and otherwise will be short-term capital gain or loss. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares of the Fund comprising the Creation Units have been held for more than one year, and otherwise, will generally be short-term capital gain or loss. Any capital loss realized upon a redemption of Creation Units held for 6 months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gains with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The Fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the shares of the Fund so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in any securities different from the market value of such securities on the date of deposit. The Fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the shares of the Fund so ordered, own 80% or more of the outstanding shares of the Fund, the purchaser (or a group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

DISTRIBUTOR

IMST Distributors, LLC (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse the Distributor for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. The Distributor may also use this amount to compensate securities dealers or other persons that are APs for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services. The Fund does not and has no current intention of paying 12b-1 fees. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

FUND SERVICE PROVIDERS

Co-Administrators. UMB Fund Services, Inc. (“UMBFS”), 235 West Galena Street, Milwaukee, Wisconsin 53212, and Mutual Fund Administration, LLC (“MFAC”), 2220 E. Route 66, Suite 226, Glendora, California 91740 (collectively the “Co-Administrators”), act as co-administrators for the Fund. Pursuant to the Co-Administration Agreement, the Co-Administrators receive a fee for administration services based on the Fund’s average daily net assets, which is paid by the Advisor.

Transfer Agent. Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110, serves as the Fund’s transfer agent. The transfer agent provides record keeping and shareholder services.

Custodian. Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110, serves as the Fund’s custodian. The custodian holds the securities, cash and other assets of the Fund.

Fund Accounting Agent. Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110, serves as the fund accounting agent for the Fund. The fund accounting agent calculates the Fund’s daily NAV.

Legal Counsel. Morgan, Lewis & Bockius LLP (“Morgan Lewis”), 600 Anton Boulevard, Suite 1800, Costa Mesa, California 92626, serves as legal counsel to the Trust and to the Independent Trustees.

Independent Registered Public Accounting Firm. Tait, Weller & Baker LLP (“Tait Weller”), Two Liberty Place, 50 S. 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102-2529, serves as the Fund’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Fund.

ADDITIONAL INFORMATION

Investments by Other Registered Investment Companies

For purposes of the 1940 Act, the Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Fund. Rule 12d1-4 permits other investment companies to invest in the Fund beyond the limits in Section 12(d)(1), subject to certain terms and conditions, including that such registered investment companies enter into an agreement with the Trust.

Continuous Offering

The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the Prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the transfer agent, breaks them down into individual shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares of the Fund, whether or not participating in the distribution of shares of the Fund, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer-firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with shares of the Fund that are part of an unsold allotment within the meaning of Section 4(a)(3)(C) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that under Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the Fund’s Prospectus is available on the SEC’s electronic filing system. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

APPENDIX C – FINANCIAL HIGHLIGHTS OF THE ACQUIRED FUND

The financial highlights table is intended to help you understand the Acquired Fund’s financial performance for the period of the Acquired Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Acquired Fund has been derived from the financial statements audited by Cohen & Company, Ltd., the Acquired Fund’s Independent Registered Public Accounting Firm, whose report, along with the Acquired Fund’s financial statements, are included in the Acquired Fund’s Annual Report, which is available upon request.

Selected Data for a Share of Common Stock Outstanding Throughout Each Period Indicated

	For the Period Ended April 30, 2022 (unaudited)		For the Year Ended October 31, 2021	Period Ended October 31, 2020*
Net Asset Value, Beginning of Period	$63.33		$43.22	$25.60	(a)
Income (loss) from operations:
Net investment income (loss)(b)	(0.12)		(0.20)	(0.07)
Net realized and unrealized gain (loss)	(19.97)		20.28	17.69
Total income (loss) from operations	(20.09)		20.08	17.62
Capital Shares Transaction:
Transaction fees	0.03		0.03	--	(c)(d)
Net Asset Value, End of Period	$43.27		$63.33	$43.22
Market Value, End of Period(e)	$43.08		$63.20	$43.21

Net Asset Value, Total Return (f)	(31.67)%		46.53%	68.85%
Market Price, Total Return(e)(g)	(31.83)%		46.27%	68.80%

Net assets, End of Period ($ thousands)	$27,079		$45,962	$11,918
Ratios of Average Net Assets
Total Expenses	1.68	%**	1.55%	3.90	%**
Net Expenses	0.75	%**	0.75%	0.75	%**
Net Investment Loss	(0.42	)%**	(0.36)%	(0.29	)%**
Portfolio turnover rate (h)	14%		29%	130%
*	The Fund commenced operations on March 30, 2020.

**	Annualized

(a)	The net asset value at the beginning of the period differs from the beginning net asset value reflected on the Statement of Changes in Net Asset due to a change in unrealized gain/(loss) from the inception date, March 30, 2020, to when the initial basket was created.

(b)	Per share amounts have been calculated using the average shares method.

(c)	Less than $0.005

(d)	Due to certain Financial Highlights presentation reclassifications, these amounts may differ from what was presented in previous shareholder reports.

(e)	Unaudited.

(f)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total return calculated for a period of less than one year is not annualized.

(g)	Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all distributions at net asset value during the period and sale at the market price on the last day of the period. Total return calculated for a period of less than one year is not annualized.

 C-1

(h)	Portfolio turnover rate is not annualized for periods less than one year and does not include in-kind transactions, if any, from processing creations or redemptions.

 C-2

APPENDIX D – SUPPLEMENTAL FINANCIAL INFORMATION

A table showing the fees of the Acquiring Fund and the Acquired Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, is included in the “Comparison Fee Table and Example” section of the Proxy Statement.

The Reorganization will not result in a material change to the Acquired Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. In particular, each security held by the Acquired Fund is eligible to be held by the Acquiring Fund. As a result, a schedule of investments of the Acquired Fund modified to show the effects of the change is not required and is not included.

There are no material differences in accounting policies of the Acquired Fund as compared to those of the Acquiring Fund.

D-1

Statement of Additional Information

November 30, 2022

AXS Esoterica NextG Economy ETF

a series of Investment Managers Series Trust II

235 W. Galena Street

Milwaukee, Wisconsin 53212

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the Combined Proxy Statement/Prospectus dated November 30, 2022, as may be amended from time to time, (the “Prospectus”) for the Special Meeting of Shareholders of the Esoterica NextG Economy ETF (the “Acquired Fund”), a series of the Esoterica Thematic Trust, a Delaware statutory trust, to be held on December 15, 2022. A copy of the Combined Proxy Statement/Prospectus is available by calling toll free 1-866-984-2510.

This SAI relates specifically to the proposed reorganization of the Acquired Fund into AXS Esoterica NextG Economy ETF, a newly created series of Investment Managers Series Trust II (“IMST II”) (the “Acquiring Fund”). This SAI consists of this document and the following described documents, each of which is incorporated by reference herein:

1. The Prospectus and Statement of Additional Information dated March 1, 2022 filed with the SEC on February 28, 2022 (Accession No. 0001213900-22-009726);

2. Annual Report to Shareholders for the fiscal year ended October 31, 2021 filed with the SEC on January 3, 2022 (Accession No. 0001213900-22-000210); and

3. Semi-Annual Report to Shareholders for the fiscal year ended April 30, 2022 filed with the SEC on June 30, 2022 (Accession No. 0001213900-22-036196).

The Acquiring Fund, which has no assets or liabilities, will commence operations upon the completion of the Reorganization and will continue the operations of the Acquired Fund. For this reason, the financial statements of the Acquiring Fund and the pro forma financial statements of the Acquiring Fund have not been included herein.

AXS Investments LLC will serve as the Acquiring Fund’s investment advisor (the “Advisor”).

This SAI contains information about the Acquiring Fund. The term “Fund” as used in this SAI, refers to the Acquiring Fund.

TABLE OF CONTENTS

The Trust and The Fund	1
Investment Strategies, Policies and Risks	1
Investment Restrictions	16
Portfolio Transactions and Brokerage	27
Portfolio Turnover	28
Proxy Voting Policy	28
Portfolio Holdings Information	29
Determination of Net Asset Value	29
BOOK ENTRY ONLY SYSTEM	31
PURCHASE AND REDEMPTION OF SHARES IN CREATION UNITS	32
Federal Income Tax Matters	39
Dividends and Distributions	46
General Information	46
Financial Statements	48
Appendix A Description of Securities Ratings	A-1
APPENDIX B PROXY VOTING POLICIES AND PROCEDURES	B-1

The Trust and The Fund

The Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on August 20, 2013. The Trust currently consists of several other series of shares of beneficial interest. This SAI relates only to the Fund and not to the other series of the Trust.

The Trust is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. Such a registration does not involve supervision of the management or policies of the Fund. The Prospectus of the Fund and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

On December 16, 2022, the Fund will acquire all the assets and liabilities of the Esoterica NextG Economy ETF, a series of Esoterica Thematic Trust (the “Predecessor Fund”). The Fund will adopt the prior performance and financial history of the Predecessor Fund.

The Fund is a non-diversified fund, which means it is not subject to the diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer (and in not more than 10% of the outstanding voting securities of an issuer), excluding cash, Government securities, and securities of other investment companies. Although the Fund is not required to comply with the above requirement, the Fund intends to diversify its assets to the extent necessary to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

The Fund offers and issues shares at their net asset value (“NAV”) only in aggregations of a specified number of shares (each, a “Creation Unit”). The Fund generally offers and issues shares in exchange for a basket of securities designated by the Fund (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. The shares of the Fund are listed on the NYSE Arca, Inc. (the “Exchange”) and trade on the Exchange at market prices. These prices may differ from the shares’ NAV per share. The shares of the Fund are also redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities designated by the Fund and a specified cash payment.

Investment Strategies, Policies and Risks

The discussion below supplements information contained in the Fund’s Prospectus pertaining to the investment policies of the Fund.

PRINCIPAL INVESTMENT STRATEGIES, POLICIES AND RISKS

Market Conditions

Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other events related to the sub-prime mortgage crisis in 2008; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; steep declines in oil prices; dramatic changes in currency exchange rates; China’s economic slowdown; Russia’s invasion of Ukraine and circumstances such as pandemics or epidemics in one or more countries or regions. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Such events may cause significant declines in the values and liquidity of many securities and other instruments. It is impossible to predict whether such conditions will recur. Because such situations may be widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of such events.

 An outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and then was detected globally. This coronavirus has resulted in certain travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Equity Securities

Common Stock

The Fund may invest in common stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

The fundamental risk of investing in common stock is that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. While common stocks have historically provided greater long-term returns than preferred stocks, fixed-income and money market investments, common stocks have also experienced significantly more volatility than the returns from those other investments.

Large-Cap Stocks

The Fund may invest in stock of companies with large market capitalizations. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion. In addition, large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may be more prone to global economic risks.

Small- and Mid-Cap Stocks

The Fund may invest in stock of companies with market capitalizations that are small compared to other publicly traded companies. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. As a result of owning large positions in this type of security, the Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. In addition, it may be prudent for the Fund, as its asset size grows, to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as the Fund’s asset size increases, the Fund may reduce its exposure to illiquid small capitalization securities, which could adversely affect performance.

The Fund may invest in stocks of companies with medium market capitalizations (i.e., mid-cap companies). Such investments share some of the risk characteristics of investments in stocks of companies with small market capitalizations described above, although mid cap companies tend to have longer operating histories, broader product lines and greater financial resources and their stocks tend to be more liquid and less volatile than those of smaller capitalization issuers.

Foreign Investments

The Fund may make foreign investments. Investments in the securities of foreign issuers and other non-U.S. investments may involve risks in addition to those normally associated with investments in the securities of U.S. issuers or other U.S. investments. All foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, and the imposition or tightening of exchange controls and limitations on the repatriation of foreign capital. Other risks stem from potential changes in governmental attitude or policy toward private investment, which in turn raises the risk of nationalization, increased taxation or confiscation of foreign investors’ assets. Additionally, the imposition of sanctions, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the values of the Fund’s foreign investments.

The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets. In addition, global economies are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact a different country or region. The severity or duration of these conditions may also be affected if one or more countries leave the Euro currency or by other policy changes made by governments or quasi-governmental organizations.

Additional non-U.S. taxes and expenses may also adversely affect the Fund’s performance, including foreign withholding taxes on foreign securities’ dividends. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Foreign companies may be subject to different accounting, auditing and financial reporting standards. To the extent foreign securities held by the Fund are not registered with the SEC or with any other U.S. regulator, the issuers thereof will not be subject to the reporting requirements of the SEC or any other U.S. regulator. Accordingly, less information may be available about foreign companies and other investments than is generally available on issuers of comparable securities and other investments in the United States. Foreign securities and other investments may also trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities and other investments.

Changes in foreign exchange rates will affect the value in U.S. dollars of any foreign currency-denominated securities and other investments held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from any foreign securities and other investments will be received and realized in foreign currencies, and the Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar occurring after the Fund’s income has been earned and computed in U.S. Dollars may require the Fund to liquidate portfolio securities or other investments to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional portfolio securities or other investments to purchase the U.S. dollars required to meet such expenses.

The Fund may purchase foreign bank obligations. In addition to the risks described above that are generally applicable to foreign investments, the investments that the Fund makes in obligations of foreign banks, branches or subsidiaries may involve further risks, including differences between foreign banks and U.S. banks in applicable accounting, auditing and financial reporting standards, and the possible establishment of exchange controls or other foreign government laws or restrictions applicable to the payment of certificates of deposit or time deposits that may affect adversely the payment of principal and interest on the securities and other investments held by the Fund.

Depositary Receipts

The Fund may invest in depositary receipts. American Depositary Receipts (“ADRs”) are negotiable receipts issued by a U.S. bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country. European Depositary Receipts (“EDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Global Depositary Receipts (“GDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Canadian Depositary Receipts (“CDRs”) are negotiable receipts issued by a Canadian bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country.

Investing in ADRs, EDRs, GDRs, and CDRs presents risks that may not be equal to the risk inherent in holding the equivalent shares of the same companies that are traded in the local markets even though the Fund will purchase, sell and be paid dividends on ADRs in U.S. dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. The Fund may be required to pay foreign withholding or other taxes on certain ADRs, EDRs, GDRs, or CDRs that it owns, but investors may or may not be able to deduct their pro-rata share of such taxes in computing their taxable income, or take such shares as a credit against their U.S. federal income tax. See “Federal Income Tax Matters.” ADRs, EDRs, GDRs, and CDRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs, EDRs, GDRs, and CDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. Unsponsored ADRs, EDRs, GDRs, and CDRs are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored ADRs, EDRs, GDRs, and CDRs may be less liquid than sponsored ADRs, EDRs, GDRs, and CDRs. Additionally, there generally is less publicly available information with respect to unsponsored ADRs, EDRs, GDRs, and CDRs.

Emerging Markets

The Fund may invest in companies organized or doing substantial business in emerging market countries or developing countries as defined by the World Bank, International Financial Corporation, or the Morgan Stanley Capital International (MSCI) emerging market indices or other comparable indices. Investing in emerging markets involves additional risks and special considerations not typically associated with investing in other more established economies or markets. Such risks may include (i) increased risk of nationalization or expropriation of assets or confiscatory taxation; (ii) greater social, economic and political uncertainty, including war; (iii) higher dependence on exports and the corresponding importance of international trade; (iv) greater volatility, less liquidity and smaller capitalization of markets; (v) greater volatility in currency exchange rates; (vi) greater risk of inflation; (vii) greater controls on foreign investment and limitations on realization of investments, repatriation of invested capital and on the ability to exchange local currencies for U.S. dollars; (viii) increased likelihood of governmental involvement in and control over the economy; (ix) governmental decisions to cease support of economic reform programs or to impose centrally planned economies; (x) differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards, which may result in the unavailability of material information about issuers; (xi) less extensive regulation of the markets; (xii) longer settlement periods for transactions and less reliable clearance and custody arrangements; (xiii) less developed corporate laws regarding fiduciary duties of officers and directors and the protection of investors; (xiv) certain considerations regarding the maintenance of the Fund’s securities with local brokers and securities depositories and (xv) the imposition of withholding or other taxes on dividends, interest, capital gains, other income or gross sale or disposition proceeds.

Repatriation of investment income, assets and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation, or by withholding taxes imposed by emerging market countries on interest or dividends paid on securities held by the Fund or gains from the disposition of such securities.

In emerging markets, there is often less government supervision and regulation of business and industry practices, stock exchanges, over-the-counter markets, brokers, dealers, counterparties and issuers than in other more established markets. Any regulatory supervision that is in place may be subject to manipulation or control. Some emerging market countries do not have mature legal systems comparable to those of more developed countries. Moreover, the process of legal and regulatory reform may not be proceeding at the same pace as market developments, which could result in investment risk. Legislation to safeguard the rights of private ownership may not yet be in place in certain areas, and there may be the risk of conflict among local, regional and national requirements. In certain cases, the laws and regulations governing investments in securities may not exist or may be subject to inconsistent or arbitrary appreciation or interpretation. Both the independence of judicial systems and their immunity from economic, political or nationalistic influences remain largely untested in many countries. It may also be difficult or impossible for the Fund to pursue legal remedies or to obtain and enforce judgments in local courts.

There may also be restrictions on imports from certain countries, such as Russia, and dealings with certain state-sponsored entities. For example, following Russia’s large-scale invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering transactions with the Central Bank of Russia and Executive Orders in March 2022 prohibiting U.S. persons from importing oil and gas from Russia as well as other popular Russian exports, such as diamonds, seafood and vodka. There may also be restrictions on investments in Chinese companies. For example, the President of the United States of America signed an Executive Order in June 2021 affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time, and as a result of forced selling or an inability to participate in an investment the Advisor otherwise believe is attractive, the Fund may incur losses. Any of these factors may adversely affect the Fund’s performance or the Fund’s ability to pursue its investment objective.

Developments in the China Region

After nearly 30 years of unprecedented growth, the People's Republic of China now faces a slowing economy. The real estate market, which many observers believed to be inflated, has begun to decline. Local governments, which had borrowed heavily to bolster growth, face high debt burdens and limited revenue sources. As a result, demand for Chinese exports by the United States and countries in Europe, and demands for Chinese imports from such countries, may weaken due to the effects of more limited economic growth. Additionally, Chinese actions to lay claim to disputed islands have caused relations with China's regional trading partners to suffer, and could cause further disruption to regional and international trade. From time to time and as recently as January 2020, China has experienced outbreaks of infectious illnesses, and the country may be subject to other public health threats, infectious illnesses, diseases or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy. In the long run, China's ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment.

Investments in China

The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions and policy in China and surrounding Asian countries. A relatively small number of Chinese companies represent a large portion of China’s total market and thus may be more sensitive to adverse political or economic circumstances and market movements. The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others. Disclosure and regulatory standards in China are less stringent than U.S. standards, and there is substantially less publicly available information about Chinese issuers than there is about U.S. issuers. The PCAOB, which regulates auditors of U.S. public companies, has warned that it lacks the ability to inspect audit work and practices of PCAOB-registered accounting firms in China and Hong Kong. The PCAOB’s limited ability to oversee the operations of accounting firms in China and Hong Kong means that inaccurate or incomplete financial records of an issuer’s operations may not be detected, which could negatively impact a Fund’s investments in such companies. Under China’s political and economic system, the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. In addition, expropriation, including nationalization, confiscatory taxation, political, economic or social instability or other developments could adversely affect and significantly diminish the values of the Chinese companies in which a Fund invests. Moreover, the imposition of restrictions on repatriation of capital invested may have an adverse effect on a Fund’s performance and the Fund’s ability to meet redemption requests. International trade tensions may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. These consequences may trigger a reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially severe negative impact to a Fund. China’s currency, which historically has been managed in a tight range relative to the U.S. dollar, may in the future be subject to greater uncertainty as Chinese authorities change the policies that determine the exchange rate mechanism. From time to time and as recently as January 2020, China has experienced outbreaks of infectious illnesses, and the country may be subject to other public health threats or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy. A Fund’s rights with respect to its investments in A-Shares, if any, will generally be governed by Chinese law. China operates under a civil law system in which court precedent is not binding, which means that there is no binding precedent to interpret existing statutes and thus there is uncertainty regarding the implementation of existing law. It may therefore be difficult or impossible for the Fund to enforce its rights as an investor under Chinese law. Ultimately, China’s ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment.

The Funds may invest in equity securities of certain Chinese companies, referred to A-Shares, through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program (collectively, “Stock Connect”). Stock Connect is a securities trading and clearing linked program between either Shanghai Stock Exchange or Shenzhen Stock Exchange, and the Stock Exchange of Hong Kong Limited, Hong Kong Securities Clearing Company Limited, and China Securities Depository and Clearing Corporation Limited, with an aim to achieve mutual stock market access between China and Hong Kong. Stock Connect is subject to daily quota limitations, which may restrict a Fund’s ability to invest in A-Shares through Stock Connect and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when Stock Connect is not trading, with the result that prices of A-Shares may fluctuate at times when a Fund is unable to add to or exit its position. Only certain A-Shares are eligible to be accessed through Stock Connect. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through Stock Connect. Because Stock Connect is in its early stages, the actual effect on the market for trading A-Shares with the introduction of large numbers of foreign investors is currently unknown. Stock Connect is subject to regulations promulgated by regulatory authorities for the Shanghai Stock Exchange, the Stock Exchange of Hong Kong Limited and the Shenzhen Stock Exchange, and existing and additional regulations or restrictions, such as limitations on redemptions, suspension of trading and limitations on profits, may adversely impact Stock Connect and/or a Fund’s investments through Stock Connect. There is no guarantee that all three exchanges will continue to support Stock Connect in the future.

A Fund’s investments in securities, including A-Shares, issued by Chinese companies may cause the Fund to become subject to withholding and other taxes imposed by China tax authorities. China generally imposes withholding income tax at a rate of 10% on dividends, premiums, interest and capital gains originating in China and paid to a company that is not a resident of China for tax purposes and that has no permanent establishment in China. Currently, the capital gain from disposal of A-Shares by foreign investors via Stock Connect is temporarily exempt from withholding income tax, but the dividends derived from A-Shares by foreign investors is subject to a 10% withholding income tax. There is no indication of how long the temporary exemption will remain in effect and a Fund may be subject to such withholding income tax in the future. Uncertainties in China tax rules governing taxation of income and gains from investments in A-Shares via Stock Connect could result in unexpected tax liabilities for a Fund and therefore could affect the amount of income which may be derived, and the amount of capital returned, from the investments in A-Shares by the Fund.

A Fund’s investment may potentially be subject to a value added tax under the law of the People’s Republic of China (“PRC”) at a rate of 6% on capital gains derived from trading of A-Shares and interest income (if any). Existing guidance provides a value added tax exemption for overseas investors in respect of their gains derived from trading of PRC securities via Stock Connect. Because there is no indication of how long the temporary exemption will remain in effect, a Fund may be subject to such value added tax in the future.

In addition, urban maintenance and construction taxes (currently at rates ranging from 1% to 7%), educational surcharges (currently at a rate of 3%) and local educational surcharges (currently at a rate of 2%) (collectively, the “Surtaxes”) are imposed based on value added tax liabilities. Thus, if a Fund is liable for a value added tax, it would also be required to pay the applicable Surtaxes.

A Fund may also be subject to stamp duty under PRC law. Stamp duty is a tax that generally applies to the execution and receipt of taxable documents, which include contracts for the sale of China A-shares traded on stock exchanges in China. In the case of such contracts, stamp duty of 0.10% is currently imposed on sellers, but not on purchasers. A Fund would therefore be subject to PRC stamp duty upon the sale or transfer of China A-shares to another individual or institution.

In the event that the depository of the Shanghai Stock Exchange and the Shenzhen Stock Exchange defaulted, a Fund may not be able to recover fully its losses from the depository or may be delayed in receiving proceeds as part of any recovery process. In addition, because all trades on Stock Connect in respect of eligible A-Shares must be settled in Renminbi (RMB), the Chinese currency, funds investing through Stock Connect must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed.

Stock Connect is novel in nature and is subject to regulations promulgated by regulatory authorities and implementation rules made by the stock exchanges in China and Hong Kong. The regulations are relatively untested and there is no certainty as to how they will be applied. A-Shares purchased through Stock Connect are held in nominee name and not a Fund’s name as the beneficial owner. It is possible, therefore, that a Fund’s ability to exercise its rights as a shareholder and to pursue claims against the issuer of A-Shares may be limited because the nominee structure has not been tested in Chinese courts. In addition, a Fund may not be able to participate in corporate actions affecting A-Shares held through Stock Connect due to time constraints or for other operational reasons.

Trades on Stock Connect are subject to certain requirements prior to trading. If these requirements are not completed prior to the market opening, a Fund cannot sell the shares on that trading day. In addition, these requirements may limit the number of brokers that a Fund may use to execute trades. If an investor holds 5% or more of the total shares issued by an A-Share issuer, the investor must return any profits obtained from the purchase and sale of those shares if both transactions occur within a six-month period. If a Fund holds 5% or more of the total shares of an A-Share issuer through its Stock Connect investments, its profits may be subject to these limitations. Any of the factors discussed above could have a negative impact on a Fund’s performance.

Investments in Hong Kong

In 1997, the United Kingdom handed over control of Hong Kong to China. Since that time, Hong Kong has been governed by a quasi-constitution known as the Basic Law, while defense and foreign affairs are the responsibility of the central government in Beijing. The chief executive of Hong Kong is appointed by the Chinese government. However, Hong Kong is able to participate in international organizations and agreements and it continues to function as an international financial center, with no exchange controls, free convertibility of the Hong Kong dollar and free inward and outward movement of capital. The Basic Law also guarantees existing freedoms, including the freedom of speech, assembly, press, and religion, as well as the right to strike and travel. Business ownership, private property, the right of inheritance and foreign investment are also protected by law. By treaty, China has committed to preserve Hong Kong’s high degree of autonomy in certain matters until 2047. However, as demonstrated by Hong Kong protests in recent years over political, economic, and legal freedoms, and the Chinese government’s response to them, there continues to exist political uncertainty within Hong Kong. For example, in June 2020 China adopted a new security law that severely limits freedom of speech in Hong Kong and expands police powers to seize electronic devices and intercept communications of suspects. Hong Kong has experienced strong economic growth in recent years due, in part, to its close ties with China and a strong service sector, but the decline in growth rates in China could limit Hong Kong’s future growth. In addition, if China exerts its authority so as to alter the economic, political or legal structures, or further alters the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance. These and other factors could have a negative impact on a Fund’s performance.

Investments in Taiwan

For decades, a state of hostility has existed between Taiwan and China. Although tensions have lowered, exemplified by improved relations in recent years, the relationship with China remains a divisive political issue within Taiwan. As an export-oriented economy, Taiwan depends on a free-trade regime and remains vulnerable to downturns in the world economy. Taiwanese companies continue to compete mostly on price, producing generic products or branded merchandise on behalf of multinational companies. Accordingly, these businesses can be particularly vulnerable to currency volatility and increasing competition from neighboring lower-cost countries. Moreover, many Taiwanese companies are heavily invested in mainland China and other countries throughout Southeast Asia, making them susceptible to political events and economic crises in the region. Significantly, Taiwan and China have entered into agreements covering banking, securities, and insurance. Closer economic links with mainland China may bring greater opportunities for the Taiwanese economy, but such arrangements also pose new challenges. For example, foreign direct investment in China has resulted in Chinese import substitution away from Taiwan’s exports and a constriction of potential job creation in Taiwan. Likewise, the Taiwanese economy has experienced slow economic growth as demand for Taiwan’s exports has weakened due, in part, to declines in growth rates in China. Taiwan has sought to diversify its export markets and reduce its dependence on the Chinese market by increasing exports to the United States, Japan, Europe, and other Asian countries by, among other things, entering into free-trade agreements. The Taiwanese economy’s long-term challenges include a rapidly aging population, low birth rate, and the lingering effects of Taiwan’s diplomatic isolation. These and other factors could have a negative impact on a Fund’s performance.

Europe – Recent Events

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

The European Union (the “EU”) currently faces major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states, the EU’s resettlement and distribution of refugees, and resolution of the EU’s problematic fiscal and democratic accountability. In addition, one or more countries may abandon the Euro, the common currency of the EU, and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.

United Kingdom Exit from the EU. On January 31, 2020, the United Kingdom (the “UK”) formally withdrew from the EU (commonly referred to as “Brexit”) and, after a transition period, left the EU single market and customs union under the terms of a new trade agreement, effective January 1, 2021. The agreement governs the new relationship between the UK and EU with respect to trading goods and services, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. The political, regulatory, and economic consequences of Brexit are uncertain, and the ultimate ramifications may not be known for some time. The effects of Brexit on the UK and EU economies and the broader global economy could be significant, resulting in negative impacts, such as business and trade disruptions, increased volatility and illiquidity, and potentially lower economic growth of markets in the UK, EU, and globally, which could negatively impact the value of the Fund’s investments. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations while the new relationship between the UK and EU is further defined and the UK determines which EU laws to replace or replicate. Additionally, depreciation of the British pound sterling and/or the euro in relation to the U.S. dollar following Brexit could adversely affect Fund investments denominated in the British pound sterling and/or the euro, regardless of the performance of the investment.

Russia’s Invasion of Ukraine. Russia has attempted to assert its influence in Eastern Europe in the recent past through economic and military measures, including military incursions into Georgia in 2008 and eastern Ukraine in 2014, heightening geopolitical risk in the region and tensions with the West. On February 24, 2022, Russia initiated a large-scale invasion of Ukraine resulting in the displacement of millions of Ukrainians from their homes, a substantial loss of life, and the widespread destruction of property and infrastructure throughout Ukraine. In response to Russia’s invasion of Ukraine, the governments of the United States, the European Union, the United Kingdom, and many other nations joined together to impose heavy economic sanctions on certain Russian individuals, including its political leaders, as well as Russian corporate and banking entities and other Russian industries and businesses. The sanctions restrict companies from doing business with Russia and Russian companies, prohibit transactions with the Russian central bank and other key Russian financial institutions and entities, ban Russian airlines and ships from using many other countries’ airspace and ports, respectively, and place a freeze on certain Russian assets. The sanctions also removed some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), the electronic network that connects banks globally to facilitate cross-border payments. In addition, the United States has banned oil and other energy imports from Russia, and the United Kingdom made a commitment to phase out oil imports from Russia by the end of 2022. The United States, the European Union, the United Kingdom, and their global allies may impose additional sanctions or other intergovernmental actions against Russia in the future, but Russia may respond in kind by imposing retaliatory economic sanctions or countermeasures. The extent and duration of the war in Ukraine and the longevity and severity of sanctions remain unknown, but they could have a significant adverse impact on the European economy as well as the price and availability of certain commodities, including oil and natural gas, throughout the world. Further, an escalation of the military conflict beyond Ukraine’s borders could result in significant, long-lasting damage to the economies of Eastern and Western Europe as well as the global economy.

General. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments due to the interconnected nature of the global economy and capital markets. The Fund may also be susceptible to these events to the extent that the Fund invests in municipal obligations with credit support by non-U.S. financial institutions.

Other Investment Strategies, Policies and Risks

Equity Securities

Warrants and Rights

The Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle (but do not obligate) the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Advisor or the Sub-Advisor. Rights are similar to warrants but typically have a shorter duration and are issued by a company to existing stockholders to provide those holders the right to purchase additional shares of stock at a later date. Warrants and rights do not have voting rights, do not earn dividends, and do not entitle the holder to any rights with respect to the assets of the company that has issued them. They do not represent ownership of the underlying companies but only the right to purchase shares of those companies at a specified price on or before a specified exercise date. Warrants and rights tend to be more volatile than the underlying stock, and if at a warrant’s expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date the stock is trading at a price higher than the price set in the warrant or right, the Fund can acquire the stock at a price below its market value. The prices of warrants and rights do not necessarily parallel the prices of the underlying securities. An investment in warrants or rights may be considered speculative.

Investment Company Securities

The Fund may invest in shares of other investment companies (each, an “Underlying Fund”), including open-end funds, closed-end funds, unit investment trusts (“UITs”) and exchange-traded funds (“ETFs”), to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI.

Under Section 12(d)(1)(A) of the 1940 Act, the Fund may acquire securities of an Underlying Fund in amounts which, as determined immediately after the acquisition is made, do not exceed (i) 3% of the total outstanding voting stock of such Underlying Fund, (ii) 5% of the value of the Fund’s total assets, and (iii) 10% of the value of the Fund’s total assets when combined with all other Underlying Fund securities held by the Fund. The Fund may exceed these statutory limits when permitted by SEC order or other applicable law or regulatory guidance, such as is the case with many ETFs. In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in the securities of another investment company. These changes include, in part, the rescission of certain SEC exemptive orders permitting investments in excess of the statutory limits, the withdrawal of certain related SEC staff no-action letters, and the adoption of Rule 12d1-4 under the 1940 Act, which permits the Fund to invest in other investment companies beyond the statutory limits, subject to certain conditions. Rule 12d1-4, among other things, (1) applies to both “acquired funds” and “acquiring funds,” each as defined under the rule; (2) includes limits on control and voting of acquired funds’ shares; (3) requires that the investment advisers of an acquired fund and acquiring fund relying on the rule make certain specified findings based on their evaluation of the relevant fund of funds structure; (4) requires funds that are relying on the rule, and which do not have the same investment adviser, to enter into a fund of funds investment agreement, which must include specific terms; and (5) includes certain limits on complex fund of funds structures.

Generally, under Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act and SEC rules adopted pursuant to the 1940 Act, the Fund may acquire the securities of affiliated and unaffiliated Underlying Funds subject to the following guidelines and restrictions:

●	The Fund may own an unlimited amount of the securities of any registered open-end fund or registered unit investment trust that is affiliated with the Fund, so long as any such Underlying Fund has a policy that prohibits it from acquiring any securities of registered open-end funds or registered UITs in reliance on certain sections of the 1940 Act.

●	The Fund and its “affiliated persons” may own up to 3% of the outstanding stock of any fund, subject to the following restrictions:

i.

the Fund and each Underlying Fund, in the aggregate, may not charge a sales load greater than the limits set forth in Rule 2830(d)(3) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to funds of funds;

ii.	each Underlying Fund is not obligated to redeem more than 1% of its total outstanding securities during any period less than 30 days; and

iii.	the Fund is obligated either to (i) seek instructions from its shareholders with regard to the voting of all proxies with respect to the Underlying Fund and to vote in accordance with such instructions, or (ii) to vote the shares of the Underlying Fund held by the Fund in the same proportion as the vote of all other shareholders of the Underlying Fund.

Underlying Funds typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of such investment company securities results in the layering of expenses as Fund shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to certain leverage risks. The net asset value and market value of leveraged securities will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged securities. Investment companies may have investment policies that differ from those of the Fund.

Under certain circumstances an open-end investment company in which the Fund invests may determine to make payment of a redemption by the Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until the Advisor determines it is appropriate to dispose of them. Such disposition will impose additional costs on the Fund.

Investment decisions by the investment advisors to the registered investment companies in which the Fund invests are made independently of the Fund. At any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund. As a result, under these circumstances the Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

Exchange-Traded Funds

The Fund may invest in ETFs. ETFs are pooled investment vehicles that generally seek to track the performance of specific indices. ETFs may be organized as open-end funds or as UITs. Their shares are listed on stock exchanges and can be traded throughout the day at market-determined prices.

An ETF generally issues index-based investments in large aggregations of shares known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities designated by the ETF, (b) a cash payment equal to a pro rata portion of the dividends accrued on the ETF’s portfolio securities since the last dividend payment by the ETF, net of expenses and liabilities, and (c) a cash payment or credit (“Balancing Amount”) designed to equalize the net asset value of the shares and the net asset value of a Portfolio Deposit.

Shares of ETFs are not individually redeemable, except upon the reorganization, merger, conversion or liquidation of the ETF. To redeem shares of an ETF, an investor must accumulate enough shares of the ETF to reconstitute a Creation Unit. The liquidity of small holdings of ETF shares, therefore, will depend upon the existence of a secondary market for such shares. Upon redemption of a Creation Unit, the investor will receive securities designated by the ETF (“Redemption Securities”) and a cash payment in an amount equal to the difference between the net asset value of the shares being redeemed and the net asset value of the Redemption Securities.

The price of ETF shares is based upon (but not necessarily identical to) the value of the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of ETF shares is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for ETF shares is based on a basket of stocks. Disruptions in the markets for the securities underlying ETF shares purchased or sold by the Fund could result in losses on such shares. There is no assurance that the requirements of the national securities exchanges necessary to maintain the listing of shares of any ETF will continue to be met.

Business Development Companies

The Fund may invest in business development companies. A business development company (“BDC”) is a less common type of closed-end investment company that more closely resembles an operating company than a typical investment company. The 1940 Act imposes certain restraints upon the operations of a BDC. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt investments that mature in one year or less. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision. With investments in debt instruments, there is a risk that the issuer may default on its payments or declare bankruptcy. Additionally, a BDC may incur indebtedness only in amounts such that the BDC’s asset coverage equals at least 200% after such incurrence. These limitations on asset mix and leverage may prohibit the way that the BDC raises capital. BDCs generally invest in less mature private companies, which involve greater risk than well-established, publicly traded companies.

Other Pooled Investment Vehicles

The Fund may invest in pooled investment vehicles, including limited partnerships. Examples of such vehicles include private equity funds and private equity funds of funds. A private equity fund generally invests in non-public companies that the fund’s manager believes will experience significant growth over a certain time period. A private equity fund of funds invests in other private equity funds of the type described. Investments in private equity funds, once made, typically may not be redeemed for several years, though they may be sold to other investors under certain circumstances.

To the extent that the Fund invests in pooled investment vehicles, such investments may be deemed illiquid. In addition, the Fund will bear its ratable share of such vehicles’ expenses, including its management expenses and performance fees. Performance fees are fees paid to the vehicle’s manager based on the vehicle’s investment performance (or returns) as compared to some benchmark. The fees the Fund pays to invest in a pooled investment vehicle may be higher than the fees it would pay if the manager of the pooled investment vehicle managed the Fund’s assets directly. Further, the performance fees payable to the manager of a pooled investment vehicle may create an incentive for the manager to make investments that are riskier or more speculative than those it might make in the absence of an incentive fee.

U.S. Government Securities

The Fund may invest in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. Government obligations include securities issued or guaranteed by government-sponsored enterprises.

Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities, including government-sponsored enterprises, where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Lending Portfolio Securities

Consistent with applicable regulatory requirements and the Fund’s investment restrictions, the Fund may lend portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 33 1/3% of the value of the Fund’s total assets.

A loan may generally be terminated by the borrower on one business day’s notice, or by the Fund on five business days’ notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice or fails to maintain the requisite amount of collateral, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund’s management to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral, and the Fund would suffer a loss. When voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in such loaned securities. The Fund will pay reasonable finder’s, administrative and custodial fees in connection with a loan of its securities.

Borrowing

The Fund may engage in limited borrowing activities. Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. Furthermore, if the Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund’s shares by increasing the Fund’s interest expense. Subject to the limitations described under “Investment Limitations” below, the Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets will count against this asset coverage requirement. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolios. Money borrowed will be subject to interest charges which may or may not be recovered by appreciation of the securities purchased, if any. The Fund also may be required to maintain minimum average balances in connection with such borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Repurchase Agreements

The Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, the Fund acquires securities from financial institutions such as banks and broker-dealers deemed to be creditworthy by the Advisor, subject to the seller’s agreement to repurchase and the Fund’s agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, the Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund’s rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act.

Temporary Investments

The Fund may take temporary defensive measures that are inconsistent with the Fund’s normal fundamental or non- fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the Advisor. Such measures could include, but are not limited to, investments in (1) highly liquid short- term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. government and its agencies, commercial paper, and bank certificates of deposit; (2) repurchase agreements involving any such securities; and (3) other money market instruments. The Fund also may invest in shares of money market mutual funds to the extent permitted under applicable law. Money market mutual funds are investment companies, and the investments in those companies by the Fund are in some cases subject to certain fundamental investment restrictions. As a shareholder in a mutual fund, the Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Advisor, with respect to assets so invested. The Fund may not achieve its investment objectives during temporary defensive periods.

Short-term investments

The Fund may invest in any of the following securities and instruments:

Certificates of Deposit, Bankers’ Acceptances and Time Deposits

The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits in U.S. dollar or foreign currencies. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank, or savings and loan association for a definite period of time that earn a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate. The Fund may only acquire certificates of deposit, bankers’ acceptances, and time deposits issued by commercial banks or savings and loan associations that, at the time of the Fund’s investment, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such obligations are fully insured by the U.S. government. If the Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred if the Fund invests only in debt obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located, the possible confiscation or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds and the interest income generated from lending operations. General economic conditions and the quality of loan portfolios affect the banking industry.

As a result of federal and state laws and regulations, domestic banks are required to maintain specified levels of reserves, are limited in the amount that they can loan to a single borrower, and are subject to regulations designed to promote financial soundness. However, such laws and regulations may not necessarily apply to foreign banks, thereby affecting the risk involved in bank obligations that the Fund may acquire.

Commercial Paper, Short-Term Notes and Other Corporate Obligations

The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

The Fund’s investment in commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality. These rating symbols are described in Appendix A.

Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations, i.e., credit risk. The Advisor may actively expose the Fund to credit risk. However, there can be no guarantee that the Advisor will be successful in making the right selections and thus fully mitigate the impact of credit risk changes on the Fund.

Illiquid and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities. Illiquid securities may be difficult to value, and the Fund may have difficulty or be unable to dispose of such securities promptly or at reasonable prices.

The Fund may invest in restricted securities. Restricted securities are securities that may not be sold freely to the public absent registration under the 1933 Act, or an exemption from registration. While restricted securities are generally presumed to be illiquid, it may be determined that a particular restricted security is liquid. Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities sold pursuant to Rule 144A in many cases provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by NASDAQ. An insufficient number of qualified buyers interested in purchasing Rule 144A eligible restricted securities, however, could adversely affect the marketability of such portfolio securities and result in the Fund’s inability to dispose of such securities promptly or at favorable prices.

The Fund may purchase commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act. 4(a)(2) commercial paper has substantially the same price and liquidity characteristics as commercial paper, except that the resale of 4(a)(2) commercial paper is limited to the institutional investor marketplace. Such a restriction on resale makes 4(a)(2) commercial paper technically a restricted security under the 1933 Act. In practice, however, 4(a)(2) commercial paper can be resold as easily as any other unrestricted security held by the Fund.

Rule 22e-4 under the 1940 Act requires, among other things, that the Fund establish a liquidity risk management program (“LRMP”) that is reasonably designed to assess and manage liquidity risk. Rule 22e-4 defines “liquidity risk” as the risk that the Fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund has implemented a LRMP to meet the relevant requirements. Additionally, the Board, including a majority of the Independent Trustees, approved the designation of the Advisor as the Fund’s LRMP administrator to administer such program, and will review no less frequently than annually a written report prepared by the Advisor that addresses the operation of the LRMP and assesses its adequacy and effectiveness of implementation. Among other things, the LRMP provides for the classification of the Fund investment as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The liquidity risk classifications of the Fund’s investments are determined after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations. To the extent that the Fund investment is deemed to be an “illiquid investment” or a “less liquid investment,” the Fund can expect to be exposed to greater liquidity risk. There is no guarantee the LRMP will be effective in its operations, and complying with Rule 22e-4, including bearing related costs, could impact the Fund’s performance and its ability to seek its investment objective.

The Fund will not purchase illiquid securities if, as a result of the purchase, more than 15% of the Fund’s net assets are invested in such securities. If at any time a portfolio manager and/or the Advisor determines that the value of illiquid securities held by the Fund exceeds 15% of the Fund’s net assets, the Fund’s portfolio managers and the Advisor will take such steps as they consider appropriate to reduce the percentage as soon as reasonably practicable.

LIBOR Risk

Many financial instruments, financings or other transactions to which the Fund may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). LIBOR is the offered rate at which major international banks can obtain wholesale, unsecured funding, and LIBOR may be available for different durations (e.g., 1 month or 3 months) and for different currencies. LIBOR may be a significant factor in determining the Fund’s payment obligations under a derivative investment, the cost of financing to the Fund or an investment’s value or return to the Fund, and may be used in other ways that affect the Fund’s investment performance. In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. In March 2021, the administrator of LIBOR announced a delay in the phase out of the majority of the USD LIBOR publications until June 30, 2023, although the remainder of LIBOR publications ended on December 31, 2021. Various financial industry groups have been planning for the transition, but there are obstacles to converting certain securities and transactions to a new benchmark. Transition planning is ongoing, and the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario in which LIBOR is no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies, resulting in prolonged adverse market conditions for the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the completion of the applicable phase out. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the Fund’s performance or NAV.

Cybersecurity Risk

Investment companies, such as the Fund, and its service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cybersecurity breaches. Cyber attacks affecting the Fund, the Advisor, the Fund’s custodian or transfer agent, or intermediaries or other third-party service providers may adversely impact the Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cybersecurity risk management purposes. While the Fund and its service providers have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, such plans and systems have inherent limitations due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Fund cannot control any cybersecurity plans or systems implemented by its service providers.

Similar types of cybersecurity risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.

Investment Restrictions

The Fund has adopted the following restrictions as fundamental policies, which may not be changed without the favorable “vote of the holders of a majority of the outstanding voting securities” of the Fund, as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” of the Fund means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund. The Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval.

The Fund may not:

1.	Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements;

2.	Act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio;

3.	Invest 25% or more of its total assets, calculated at the time of purchase in any one industry (other than securities issued by the U.S. government, its agencies or instrumentalities) except that the Fund will invest at least 25% of its net assets in companies in the internet, computer, semiconductor and software group of industries;

4.	Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as REITs);

5.	Make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the Fund, (b) by engaging in repurchase agreements or, (c) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund’s net assets; or

6.	Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from purchasing, selling or entering into futures contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities.

The Fund observes the following restriction as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities:

The Fund may not invest, in the aggregate, more than 15% of its net assets in illiquid securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities.

Except with respect to borrowing, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.

Management of the Fund

Trustees and Officers

The overall management of the business and affairs of the Trust is vested with its Board of Trustees. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, co-administrators, distributor, custodian and transfer agent. The day-to-day operations of the Trust are delegated to its officers, except that the Advisor is responsible for making day-to-day investment decisions in accordance with the Fund’s investment objectives, strategies, and policies, all of which are subject to general supervision by the Board.

The Trustees and officers of the Trust, their years of birth and positions with the Trust, term of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held during the past five years are listed in the table below. Unless noted otherwise, each person has held the position listed for a minimum of five years. Thomas Knipper, Kathleen K. Shkuda, Larry D. Tashjian and John P. Zader are all of the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (collectively, the “Independent Trustees”).

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee [e]
“Independent” Trustees:
Thomas Knipper, CPA [a] (born 1957) Trustee	Since September 2013	Retired (April 2022 – present); Independent Consulting, financial services organizations (March 2021 – March 2022); Vice President and Chief Compliance Officer, Ameritas Investment Partners, a registered investment advisor (1995 – March 2021).	43	Monachil Credit Income Fund, a closed-end investment company.
Kathleen K. Shkuda [a] (born 1951) Trustee	Since September 2013	Zigzag Consulting, a financial services consulting firm (2008 – present); Director, Managed Accounts, Merrill Lynch (2007 – 2008).	43	None.
Larry D. Tashjian [a] (born 1953) Trustee and Chairman of the Board	Since September 2013	Principal, CAM Capital Advisors, a family office (2001 – present).	43	General Finance Corporation.
John P. Zader [a] (born 1961) Trustee	Since September 2013	Retired (June 2014 – present); CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Funds (December 2006 – June 2014); President, Investment Managers Series Trust (December 2007 – June 2014).	43	Investment Managers Series Trust, a registered investment company (includes 53 portfolios).
Interested Trustees:
Eric M. Banhazl b† (born 1957) Trustee	Since September 2013	Chairman, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, co-administrator for the Fund.	43	Investment Managers Series Trust, a registered investment company (includes 53 portfolios).
Terrance P. Gallagher a* (born 1958) Trustee and President	Since July 2019	President, Investment Managers Series Trust II (September 2013 – present); Executive Vice President, UMB Fund Services, Inc. (2007 – present); and Director of Compliance, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2004 – 2007).	43	Cliffwater Corporate Lending Fund, Agility Multi-Asset Income Fund, Corbin Multi-Strategy Fund, LLC, Aspiriant Risk-Managed Real Asset Fund, Aspiriant Risk-Managed Capital Appreciation Fund, AFA Multi-Manager Credit Fund, The Optima Dynamic Alternatives Fund, Infinity Core Alternative Fund, Infinity Long/Short Equity Fund, LLC, Keystone Private Income Fund, Relative ValueFirst Trust Alternative Opportunities Fund, and Variant Alternative Income Fund, Variant Impact Fund, First Trust Private Assets Fund, First Trust Private Credit Fund, First Trust Real Assets Fund, Destiny Alternative Fund LLC, Destiny Alternative Fund (Tax Exempt) LLC, and Pender Real Estate Credit Fund, each a closed-end investment company.

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee [e]
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since September 2013	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present).	N/A	N/A
Joy Ausili [b] (born 1966) Vice President and Assistant Secretary	Since January 2016	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Secretary and Assistant Treasurer, Investment Managers Series Trust (September 2013 – January 2016).	N/A	N/A
Diane Drake [b] (born 1967) Secretary	Since January 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since September 2013

Principal, Dziura Compliance Consulting, LLC (October 2014 - present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management

(2009 – 2010); Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).

			N/A	N/A
a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.

Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of 56 series managed by unaffiliated investment advisors. Each Trustee serves as Trustee of each series of the Trust. The term “Fund Complex” applies only to the series managed by the same investment advisor. The Fund’s investment advisor also serves as investment advisor to the AXS 2X Innovation ETF, AXS All Terrain Opportunity Fund, AXS Alternative Growth Fund, AXS Alternative Value Fund, AXS Change Finance ESG ETF, AXS Chesapeake Strategy Fund, AXS Income Opportunities Fund, AXS Merger Fund, AXS Market Neutral Fund, AXS Multi-Strategy Alternatives Fund, AXS Short China Internet ETF, AXS Sustainable Income Fund, AXS Thomson Reuters Private Equity Return Tracker Fund, AXS Thomson Reuters Venture Capital Return Tracker Fund, AXS TSLA Bear Daily ETF, AXS TSLA Bull Daily ETF, AXS 1.25X NVDA Bear Daily ETF, AXS 1.25X NVDA Bear Daily ETF, AXS 2X COP Bear Daily ETF, AXS 2X COP Bull Daily ETF, AXS 1.25X BA Bear Daily ETF, AXS 1.25X BA Bull Daily ETF, AXS 1.5X PYPL Bear Daily ETF, AXS 1.5X PYPL Bull Daily ETF, AXS 1.25X WFC Bear Daily ETF, AXS 1.25X WFC Bull Daily ETF, AXS 2X PFE Bear Daily ETF, AXS 2X PFE Bull Daily ETF, AXS 1.5X CRM Bear Daily ETF, AXS 1.5X CRM Bull Daily ETF, AXS 2X NKE Bear Daily ETF, AXS 2X NKE Bull Daily ETF, AXS First Priority CLO Bond ETF, AXS De-SPAC ETF, AXS FOMO ETF, AXS Short De-SPAC Daily ETF, AXS Short Innovation Daily ETF, AXS SPAC and New Issue ETF, AXS Cannabis ETF, AXS Adaptive Plus Fund and AXS All Terrain ETF (collectively, the “AXS Funds”), which are offered in separate prospectuses. The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services.
e	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”) or other investment companies registered under the 1940 Act.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC
*	Mr. Gallagher is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc.

Compensation

Each Independent Trustee receives a quarterly retainer of $19,000, $4,000 for each special in-person meeting attended and $1,500 for each special telephonic meeting attended. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees. The Advisor pays the Independent Trustees’ fees and not the Fund.

The Trustees may elect to defer payment of their compensation pursuant to the Trust’s non-qualified Deferred Compensation Plan for Trustees which permits the Trustees to defer receipt of all or part of their compensation from the Trust. Amounts deferred are deemed invested in shares of one or more series of the Trust, as selected by the Trustee from time to time. A Trustee’s deferred compensation account will be paid in cash at such times as elected by the Trustee, subject to certain mandatory payment provisions in the Deferred Compensation Plan. Deferral and payment elections under the Deferred Compensation Plan are subject to strict requirements for modification.

	Independent Trustees
	Thomas Knipper, Independent Trustee and Audit Committee Chair	Kathleen K. Shkuda, Independent Trustee	Larry D. Tashjian, Independent Trustee, Chairman	John P Zader, Independent Trustee Nominating, Governance and Regulatory Review Committee Chair
AXS Esoterica NextG Economy ETF[1]	$0	$0	$0	$0
Pension or Retirement Benefits Accrued as Part of Fund’s Expenses	None	None	None	None
Estimated Annual Benefits Upon Retirement	None	None	None	None
Total Compensation from Fund and Fund Complex Paid to Trustees[1,2]	$0	$0	$0	$0
1	Fees paid to the Independent Trustees are paid by the Advisor and not by the Fund.
2	There are currently numerous portfolios comprising the Trust. The term “Fund Complex” applies only to the series managed by the same investment advisor. The Fund’s investment advisor also serves as investment advisor to the AXS Funds, which are offered in separate prospectuses. The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services.

Messers. Banhazl and Gallagher are not compensated for their services as Trustees because of their affiliation with the Trust. Officers of the Trust are not compensated by the Fund for their services.

Additional Information Concerning the Board and the Trustees

The current Trustees were selected in September 2013 (July 2019 for Mr. Gallagher) with a view towards establishing a Board that would have the broad experience needed to oversee a registered investment company comprised of multiple series employing a variety of different investment strategies. As a group, the Board has extensive experience in many different aspects of the financial services and asset management industries.

The Trustees were selected to join the Board based upon the following factors, among others: character and integrity; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Trustee other than Mr. Banhazl, Mr. Gallagher and Mr. Zader (at that time), satisfying the criteria for not being classified as an “interested person” of the Trust as defined in the 1940 Act; as to Mr. Banhazl and Mr. Gallagher, their positions with Mutual Fund Administration, LLC, and UMB Fund Services, Inc., respectively, the Trust’s co-administrators. In addition, the Trustees have the following specific experience, qualifications, attributes and/or skills relevant to the operations of the Trust:

•	Mr. Knipper has substantial experience with respect to the operation, administration and compliance programs of mutual funds and as a senior executive with a registered investment advisor.

•	Ms. Shkuda has substantial experience in the investment management industry, including as a consultant with respect to operations and marketing of investment managers and distribution of mutual funds and other investment products.

•	Mr. Tashjian has extensive leadership experience in the investment management industry, including as a principal and a chief executive officer of a registered investment advisor.

•	Mr. Banhazl has significant experience serving in senior executive and board positions for mutual funds and with respect to the organization and operation of mutual funds and multiple series trusts similar to the Trust.

•	Mr. Zader has substantial experience serving in senior executive positions at mutual fund administrative service providers.

•	Mr. Gallagher has substantial experience serving in senior executive positions at mutual fund administrative service providers.

In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. The summaries set forth above as to the qualifications, attributes and skills of the Trustees are required by the registration form adopted by the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

The Board of Trustees has two standing committees: the Audit Committee, and the Nominating, Governance and Regulatory Review Committee (the “Nominating Committee”).

•	The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the series’ annual audit and any matters bearing on the audit or the series’ financial statements and to assist the Board’s oversight of the integrity of the series’ pricing and financial reporting. The Audit Committee is comprised of all of the Independent Trustees and is chaired by Mr. Knipper. It does not include any Interested Trustees. The Audit Committee is expected to meet at least twice a year with respect to each series of the Trust.

The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer.

•	The Nominating Committee is responsible for reviewing matters pertaining to composition, committees, and operations of the Board, as well as assisting the Board in overseeing matters related to certain regulatory issues. The Nominating Committee meets from time to time as needed. The Nominating Committee will consider trustee nominees properly recommended by the Trust’s shareholders. Shareholders who wish to recommend a nominee should send nominations that include, among other things, biographical data and the qualifications of the proposed nominee to the Trust’s Secretary. The Independent Trustees comprise the Nominating Committee, and the Committee is chaired by Mr. Zader.

Independent Trustees comprise 67% of the Board and Larry Tashjian, an Independent Trustee, serves as Chairperson of the Board. The Chairperson serves as a key point person for dealings between the Trust’s management and the other Independent Trustees. As noted above, through the committees of the Board the Independent Trustees consider and address important matters involving each series of the Trust, including those presenting conflicts or potential conflicts of interest. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its organization and leadership structure are appropriate in light of its fiduciary and oversight obligations, the special obligations of the Independent Trustees, and the relationship between the Interested Trustees and the Trust’s co-administrators. The Board also believes that its structure facilitates the orderly and efficient flow of information to the Independent Trustees from management.

Consistent with its responsibility for oversight of the Fund in the interests of shareholders, the Board among other things oversees risk management of the Fund’s investment programs and business affairs directly and through the Audit Committee. The Board has emphasized to the Advisor the importance of maintaining vigorous risk management programs and procedures.

The Fund faces a number of risks, such as investment risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. Under the overall supervision of the Board, the Advisor, and other service providers to the Fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s Chief Compliance Officer (the “CCO”), the Advisor’s management, and other service providers (such as the Fund’s independent registered public accounting firm) make periodic reports to the Board or to the Audit Committee with respect to various aspects of risk management. The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s investment objective, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Fund Shares Beneficially Owned by Trustees

Certain information regarding ownership by the Trustees of the Fund and other series of the Trust, as of the date of this SAI, is set forth in the following table.

Name of Trustee	Dollar Range of Equity Securities in AXS Esoterica NextG Economy ETF ($)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies ($)
Larry Tashjian, Independent Trustee	None	None
Kathy Shkuda, Independent Trustee	None	None
Thomas Knipper, Independent Trustee	None	None
John P. Zader, Independent Trustee	None	None
Eric M. Banhazl, Interested Trustee	None	None
Terrance P. Gallagher, Interested Trustee	None	None

Control Persons, Principal Shareholders, and Management Ownership

A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund.

The principal shareholders are holders of record of more than 5% of the outstanding shares of the Fund. Persons holding more than 25% of the outstanding shares of the Fund may be deemed to have “control” (as that term is defined in the 1940 Act) and may be able to affect or determine the outcome of matters presented for a vote of shareholders.

As of the date of this SAI, the Trustees and officers of the Trust as a group did not own more than 1% of the outstanding shares of the Predecessor Fund or the Fund. Furthermore, neither the Independent Trustees, nor members of their immediate families, own securities beneficially or of record in the Advisor, the Fund’s distributor, IMST Distributors, LLC (the “Distributor”), or any of their respective affiliates.

The Advisor

AXS Investments LLC (the “Advisor” or “AXS”), located at 181 Westchester Avenue, Suite 402, Port Chester, New York 10573, acts as investment advisor to the Fund pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). Pursuant to the terms of the Advisory Agreement, the Advisor provides the Fund with investment advice, makes recommendations with respect to the selection and continued employment of the Sub-Advisor to manage the Fund’s assets, selecting broker-dealers to execute purchase and sale transactions, performs diligence on and monitors the Sub-Advisor, investment performance and adherence to compliance procedures, and oversees the investments made by the Sub-Advisor. The Advisor also continuously monitors the Sub-Advisor’s compliance with the Fund’s investment objectives, policies and restrictions. Subject to such policies as the Board of Trustees may determine, the Advisor is ultimately responsible for investment decisions for the Fund. AXS Investments LLC is wholly owned by AXS Holdings LLC. AXS Holdings LLC is ultimately controlled by Gregory Bassuk.

The Advisory Agreement will remain in effect for an initial two-year period. After the initial two-year period, the Advisory Agreement will continue in effect with respect to the Fund from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund, upon giving the Advisor 60 days’ notice when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board, or by the Advisor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the Advisory Agreement, except for a loss resulting from a breach of fiduciary duty, or for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by the Advisor of its duties under the Advisory Agreement.

In consideration of the services to be provided by the Advisor pursuant to the Advisory Agreement, the Advisor is entitled to receive from the Fund an investment advisory fee computed daily and paid monthly based on an annual rate equal to a percentage of the Fund’s average daily net assets specified in the Prospectus.

Sub-Advisor

AXS has entered into a sub-advisory agreement with Esoterica Capital LLC (“Esoterica” or the “Sub-Advisor”), located at 675 W. 59th Street, Suite 903, New York, New York 10069, with respect to the Fund (the “Sub-Advisory Agreement”). AXS compensates Esoterica out of the investment advisory fees it receives from the Fund. The Sub-Advisor makes investment decisions for the assets it has been allocated to manage, subject to the overall supervision of the Advisor. Esoterica is minority owned and managed.

The Sub-Advisory Agreement will remain in effect for an initial two-year period. After the initial two-year period, the Sub-Advisory Agreement will continue in effect from year to year only as long as such continuance is specifically approved at least annually by (i) the IMST II Board of Trustees or by the vote of a majority of the outstanding voting shares of the Fund, and (ii) by the vote of a majority of the Trustees of IMST II who are not parties to the Sub-Advisory Agreement or interested persons of AXS, Esoterica or IMST II. The Sub-Advisory Agreement may be terminated at any time without the payment of any penalty by the IMST II Board of Trustees or by the vote of a majority of the outstanding voting shares of the Fund, or by Esoterica or AXS, upon 60 days’ written notice to the other party. Additionally, the Sub-Advisory Agreement automatically terminates in the event of its assignment. The Sub-Advisory Agreement provides that Esoterica shall not be liable for any error of judgment or for any loss suffered by IMST II in connection with the Sub-Advisory Agreement, except for a loss resulting from a breach of fiduciary duty, or for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by Esoterica of its duties under the Sub-Advisory Agreement.

Fund Expenses

The Fund is responsible for its own operating expenses (all of which will be borne directly or indirectly by the Fund’s shareholders), including among others, legal fees and expenses of counsel to the Fund and the Fund’s independent trustees; insurance (including trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; expenses in connection with the issuance and offering of shares; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the dividend reinvestment plan; compensation and expenses of trustees; any litigation expenses; and costs of shareholders’ and other meetings.

AXS, has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of any (i) brokerage fees and commission, (ii) acquired fund fees and expenses, (iii) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), (iv) leverage interest, (v)interest and dividend expense on securities sold short, (vi) taxes, (vii) other fees related to underlying investments (such as option fees and expenses or swap fees and expenses), (viii) expenses incurred in connection with any merger or reorganization, or (ix) extraordinary expenses such as litigation expenses) will not exceed 0.75%. This agreement is effective for a two-year period from the date of the Reorganization and it may be terminated before that date only by IMST II’s Board of Trustees. AXS is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by AXS to the Fund for a period ending three years after the date of the waiver or payment. Such reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

Portfolio Managers

Set forth below is information, as of October 31, 2022, with respect to each portfolio manager who is primarily responsible for the day-to-day management of the Fund’s portfolio, as identified in the Prospectus: (i) other accounts managed by the portfolio manager, (ii) a description of the portfolio manager’s compensation structure, and (iii) the dollar range of the portfolio manager’s investments in the Fund.

Other Accounts Managed by the Portfolio Managers. Information on other accounts managed by the Fund’s portfolio managers is as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Parker Binion	20	$694.5	0	$0	0	$0
Travis Trampe	2	$65.7	0	$0	0	$0
Qindong (Bruce) Liu	1	$16.5	0	$0	4	$11.9
Yang Ren	1	$16.5	0	$0	0	$0

	Number of Accounts with Advisory Fee Based on Performance
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)

Parker Binion	0	$0	0	$0	0	$0
Travis Trampe	0	$0	0	$0	0	$0
Qindong (Bruce) Liu	0	$0	0	$0	0	$0
Yang Ren	0	$0	0	$0	0	$0

Material Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Where conflicts of interest arise between the Fund and other accounts managed by a portfolio manager, the Advisor will proceed in a manner that ensures that the Fund will not be treated less favorably than the other accounts. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio manager. In such instances, securities will be allocated in accordance with the Advisor’s trade allocation policy.

Compensation. Messrs. Binion and Trampe are compensated by the Advisor. Each receive a fixed base salary and discretionary bonus. The portfolio managers’ compensation arrangements are not determined on the basis of specific funds or accounts managed. The portfolio managers of the Sub-Advisor is compensated by the Sub-Advisor in the form of salary, discretionary performance bonuses, plus deferred compensation (ownership of units in the Sub-Advisor).

Ownership of the Fund by Portfolio Manager. The following chart sets forth the dollar range of Fund shares owned by each portfolio manager in the Fund as of the date of this SAI.

Name of Portfolio Manager	Dollar Range of Securities in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,001 - $1,000,000, Over $1,000,000)
Parker Binion	None
Travis Trampe	None
Qindong (Bruce) Liu	$100,001 - $500,000
Yang Ren	None

Manager of Managers Structure

AXS and the Trust have received an exemptive order from the SEC which allows AXS to operate the Fund under a “manager of managers” structure (the “Order”). The Order permits AXS, subject to the approval of the Board, to hire or replace sub-advisors and modify any existing or future agreement with such sub-advisors without obtaining shareholder approval.

Service Providers

Pursuant to a Co-Administration Agreement (the “Co-Administration Agreement”), UMB Fund Services, Inc. (“UMBFS”), 235 West Galena Street, Milwaukee, Wisconsin 53212, and Mutual Fund Administration, LLC (“MFAC”), 2220 E. Route 66, Suite 226, Glendora, California 91740 (collectively the “Co-Administrators”), act as co-administrators for the Fund. The Co-Administrators provide certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparing for signature by an officer of the Trust of all documents required to be filed for compliance with applicable laws and regulations including those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; arranging for the maintenance of books and records of the Fund; and providing, at their own expense, office facilities, equipment and personnel necessary to carry out their duties. In this capacity, the Co-Administrators do not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. The Co-Administration Agreement provides that neither Co-Administrator shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or its series, except for losses resulting from a Co-Administrator’s willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.

The Advisor pays the Co-Administrators a fee for administration services. The fee is payable monthly based on the Fund’s average daily net assets.

Transfer Agent. Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110, serves as the Fund’s transfer agent. The transfer agent provides record keeping and shareholder services.

Custodian. Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110, serves as the Fund’s custodian. The custodian holds the securities, cash and other assets of the Fund.

Fund Accounting Agent. Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110, serves as the fund accounting agent for the Fund. The fund accounting agent calculates the Fund’s daily NAV.

Legal Counsel. Morgan, Lewis & Bockius LLP (“Morgan Lewis”), 600 Anton Boulevard, Suite 1800, Costa Mesa, California 92626, serves as legal counsel to the Trust and the Independent Trustees.

Independent Registered Public Accounting Firm. Tait, Weller & Baker LLP, Two Liberty Place, 50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania, 19102-2529, is the independent registered public accounting firm for the Fund. Its services include auditing the Fund’s financial statements and the performance of related tax services.

Distributor and the Distribution Agreement

IMST Distributors, LLC is the distributor (also known as the principal underwriter) of the shares of the Fund and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is not affiliated with the Trust, the Advisor, or any other service provider for the Fund.

Under a Distribution Agreement with the Trust dated January 1, 2013, as novated September 30, 2021 (the “Distribution Agreement”), the Distributor acts as principal underwriter for the Fund’s shares and distributes the shares of the Fund. Shares of the Fund are continuously offered for sale by the Distributor only in Creation Units. The Distributor will not distribute shares of the Fund in amounts less than a Creation Unit.

The Distributor will deliver prospectuses and, upon request, Statements of Additional Information to persons purchasing Creation Units and will maintain records of orders placed with it. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distributor may enter into agreements with securities dealers wishing to purchase Creation Units if such securities dealers qualify as Authorized Participants (as discussed in “Procedures for Creation of Creation Units” below).

The Distribution Agreement has an initial term of up to two years and will continue in effect with respect to the Fund only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities in accordance with the 1940 Act. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on no less than 60 days’ written notice when authorized either by a vote of a majority of the outstanding voting securities of the Fund or by vote of a majority of the members of the Board who are not “interested persons” (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Distribution Agreement, or by the Distributor, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Distribution Agreement provides that the Distributor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Distributor’s obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor’s willful misfeasance, bad faith or gross negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof.

Rule 12b-1 Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”) that provides for Fund assets to be used for the payment for distribution services. The Fund may reimburse the Distributor up to a maximum annual rate of 0.25% of its average daily net assets. The Fund does not currently pay, and the Fund has no current intention to pay 12b-1 fees.

In the event 12b-1 fees are charged in the future, under the 12b-1 Plan, and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the 12b-1 Plan and the purpose for which such expenditures were made. With the exception of the Distributor and its affiliates, no “interested person” of the Trust (as such term is defined in the 1940 Act) and no Trustee of the Trust has a direct or indirect financial interest in the operation of the 12b-1 Plan or any related agreement.

Marketing and Support Payments

The Advisor, out of its own resources and without additional cost to the Fund or its shareholders, may provide cash payments or other compensation to certain financial intermediaries who sell shares of the Fund. These payments are in addition to other fees described in the Fund’s Prospectus and this SAI, and are generally provided for shareholder services or marketing support. Payments for marketing support are typically for inclusion of the Fund on sales lists, including electronic sales platforms. Investors may wish to take these payments into account when considering and evaluating recommendations to purchase shares of the Fund.

Portfolio Transactions and Brokerage

Pursuant to the Advisory Agreement, the Advisor determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions. The purchases and sales of securities in the over-the-counter market will generally be executed by using a broker for the transaction.

Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities which the Fund will be holding unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Advisor will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the broker-dealer involved, the risk in positioning the block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Advisor that they may lawfully and appropriately use in their investment advisory capacities, as well as provide other services in addition to execution services. The Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with the Fund, to be useful in varying degrees, but of indeterminable value.

While it is the Fund’s general policy to seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, to the Fund or to the Advisor, even if the specific services are not directly useful to the Fund and may be useful to the Advisor in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Advisor’s overall responsibilities to the Fund.

Investment decisions for the Fund are made independently from those of other client accounts that may be managed or advised by the Advisor. Nevertheless, it is possible that at times, identical securities will be acceptable for both the Fund and one or more of such client accounts. In such event, the position of the Fund and such client accounts in the same issuer may vary and the holding period may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time as the Advisor’s other client accounts.

The Fund does not effect securities transactions through brokers in accordance with any formula, nor do they effect securities transactions through brokers for selling shares of the Fund. However, broker-dealers who execute brokerage transactions may effect purchase of shares of the Fund for their customers. The brokers may also supply the Fund with research, statistical and other services.

Holdings of Securities of the Fund’s Regular Brokers and Dealers

From time to time, the Fund may acquire and hold securities issued by its “regular brokers or dealers” or the parents of those brokers or dealers. “Regular brokers or dealers” (as such term is defined in the 1940 Act) of the Fund are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions, (ii) engaged as principal in the largest dollar amounts of the portfolio transactions of the Fund, or (iii) sold the largest dollar amounts of the Fund’s shares.

Portfolio Turnover

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, as applicable, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. To the extent net short-term capital gains are realized, any distributions resulting from such gains will generally be taxed at ordinary income tax rates for federal income tax purposes. Because the Fund has not yet commenced investment operations, no portfolio turnover information is available at this time.

Proxy Voting Policy

The Board has adopted Proxy Voting Policies and Procedures (the “Trust Policies”) on behalf of the Trust, which delegates the responsibility for voting the Fund’s proxies to the Advisor, as applicable, subject to the Board’s continuing oversight. The Trust Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Fund. The Trust Policies also require the Advisor to present to the Board, at least annually, the Advisor’s Proxy Voting Policies and Procedures (“Advisor’s Policies”) and a record of each proxy voted by the Advisor on behalf of the Fund, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest. See Appendix B for the Advisor’s Proxy Policies and Procedures and the Trust Policies. The Trust Policies and Advisor’s Policies are intended to serve as guidelines and to further the economic value of each security held by the Fund. The Trust’s CCO will review the Trust Policies and the Advisor Policies annually. Each proxy will be considered individually, taking into account the relevant circumstances at the time of each vote.

If a proxy proposal raises a material conflict between the Advisor’s interests and the Fund’s interests, the Advisor will resolve the conflict by following the policy guidelines or the recommendation of an independent third party.

The Fund is required to annually file Form N-PX, which lists the Fund’s complete proxy voting record for the 12-month period ended June 30 of each year. Once filed, the Fund’s proxy voting record will be available without charge, upon request, by calling toll-free 1-866-984-2510 and on the SEC’s web site at www.sec.gov.

Portfolio Holdings Information

The Trust’s Board has adopted a policy regarding the disclosure of information about the Fund’s security holdings. The Fund’s entire portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services including publicly available internet web sites. In addition, the composition of the in-kind creation basket and the in-kind redemption basket is publicly disseminated daily prior to the opening of the Exchange via the NSCC.

Greater than daily access to information concerning the Fund’s portfolio holdings will be permitted (i) to certain personnel of service providers to the Fund involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, and (ii) to other personnel of the Fund’s service providers who deal directly with, or assist in, functions related to investment management, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course, agreements with the Fund, and the terms of the Trust’s current registration statement. From time to time, and in the ordinary course of business, such information may also be disclosed (i) to other entities that provide services to the Fund, including pricing information vendors, and third parties that deliver analytical, statistical or consulting services to the Fund and (ii) generally after it has been disseminated to the NSCC.

The Fund will disclose its complete portfolio holdings in public filings with the SEC on a quarterly basis, based on the Fund’s fiscal year-end, within 60 days of the end of the quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder.

No person is authorized to disclose any of the Fund’s portfolio holdings or other investment positions (whether in writing, by fax, by e-mail, orally, or by other means) except in accordance with this policy. The Trust’s Chief Compliance Officer may authorize disclosure of portfolio holdings. The Board reviews the implementation of this policy on a periodic basis.

Determination of Net Asset Value

The NAVs of the Fund’s shares will fluctuate and are determined as of 4:00 p.m. Eastern Time, the normal close of regular trading on the New York Stock Exchange (the “NYSE”) on each day the NYSE is open for trading. The NAVs may be calculated earlier if permitted by the SEC. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

The NAV of each class of the Fund is computed by dividing (a) the difference between the value of the Fund’s securities, cash and other assets and the amount of the Fund’s expenses and liabilities attributable to the class by (b) the number of shares outstanding in that class (assets – liabilities / # of shares = NAV). Each NAV takes into account all of the expenses and fees of that class of the Fund, including management fees and administration fees, which are accrued daily.

Net Assets	=	NAV
Shares Outstanding

Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Advisor pursuant to procedures approved by or under the direction of the Board. Pursuant to those procedures, the Board has designated the Advisor as the Fund’s valuation designee (the “Valuation Designee”) responsible for determining whether market quotations are readily available and reliable, and making good faith determinations of fair value when appropriate. The Valuation Designee carries out its responsibilities with respect to fair value determinations through its Valuation Committee. As the Valuation Designee, the Advisor is responsible for the establishment and application, in a consistent manner, of appropriate methodologies for determining the fair value of investments, periodically reviewing the selected methodologies used for continuing appropriateness and accuracy, and making any changes or adjustments to the methodologies as appropriate. The Valuation Designee is also responsible for the identification, periodic assessment, and management of material risks, including material conflicts of interest, associated with fair value determinations, taking into account each Fund’s investments, significant changes in a Fund’s investment strategies or policies, market events, and other relevant factors. The Valuation Designee is subject to the general oversight of the Board.

The Fund’s securities which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and ask prices.

Pricing services generally value debt securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots.

Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market. Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“NASDAQ”), National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has not been any sale on such day, at the mean between the bid and ask prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price.

Stocks that are “thinly traded” or events occurring when a foreign market is closed but the NYSE is open (for example, the value of a security held by the Fund has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded) may create a situation in which a market quote would not be readily available. When a market quote is not readily available, the security’s value is based on “fair value” as determined by the Advisor’s procedures, which have been approved by the Board. The Advisor will periodically test the appropriateness and accuracy of the fair value methodologies that have been selected for the Fund. The Fund may hold portfolio securities such as those traded on foreign securities exchanges that trade on weekends or other days when the Fund’s shares are not priced. Therefore, the value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

All other assets of the Fund are valued in such manner as the Advisor in good faith deems appropriate to reflect as their fair value.

BOOK ENTRY ONLY SYSTEM

Depository Trust Company (“DTC”) acts as securities depositary for the Fund’s shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for shares.

DTC is a limited-purpose trust company that was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares of the Fund is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares of the Fund (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares of the Fund. The Trust recognizes DTC or its nominee as the record owner of all shares of the Fund for all purposes. Beneficial Owners of shares of the Fund are not entitled to have such shares registered in their names, and will not receive or be entitled to physical delivery of share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of shares of the Fund.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Trust upon request and for a fee a listing of shares of the Fund held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding shares of the Fund, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Fund. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares of the Fund held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in the Fund’s shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of shares of the Fund, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

PURCHASE AND REDEMPTION OF SHARES IN CREATION UNITS

The Fund issues and redeems its shares on a continuous basis, at NAV, only in a large specified number of shares called a “Creation Unit,” either principally in-kind for securities designated by the Fund together with the deposit of a specified cash payment or in cash for the value of such securities. The NAV of the Fund’s shares is determined once each Business Day (defined below), as described below under “Determination of Net Asset Value.” The Creation Unit is an aggregation of 25,000 Shares. The Creation Unit size may change. Authorized Participants will be notified of such change.

Purchase (Creation)

The Trust issues and sells shares of the Fund only: (i) in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees), at their NAV per share next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”); or (ii) pursuant to the Dividend Reinvestment Service (defined below). The Fund will not issue fractional Creation Units. A Business Day is, generally, any day on which the Exchange is open for business.

Fund Deposit

The consideration for purchase of a Creation Unit of the Fund generally consists of either (i) the in-kind deposit of the Deposit Securities and the Cash Component (defined below), computed as described below, or (ii) the cash value of the Deposit Cash and the Cash Component. When accepting purchases of Creation Units for cash, the Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser. These additional costs may be recoverable from the purchaser of Creation Units.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The “Cash Component” is an amount equal to the difference between the NAV of the shares of the Fund (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

The Fund, through NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current standard Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such standard Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Fund Deposit for the Fund may be changed from time to time with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to corporate action events and adjustments to the weighting or composition of the Fund’s portfolio.

The Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities or the Federal Reserve System for U.S. Treasury securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”). The Trust also reserves the right to (i) permit or require the substitution of Deposit Securities in lieu of Deposit Cash; and (ii) include or remove Deposit Securities from the basket in anticipation of or implementation of changes to the Fund’s portfolio.

Cash Purchase Method

The Trust may at its discretion permit full or partial cash purchases of Creation Units of the Fund. When full or partial cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a full or partial cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser together with a creation transaction fee and non-standard charges, as may be applicable.

Procedures for Purchase of Creation Units

To be eligible to place orders with the Transfer Agent to purchase a Creation Unit of the Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent and the Trust, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (defined below) and any other applicable fees, taxes, and additional variable charge. The Adviser may retain all or a portion of the creation transaction fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the purchase of a Creation Unit, which the creation transaction fee is designed to cover.

All orders to purchase shares of the Fund directly from the Fund, including custom orders, must be placed for one or more Creation Units in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order, (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase shares directly from the Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange closes earlier than normal, the Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Fund’s investments are primarily traded is closed, the Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement and in accordance with the AP Handbook or applicable order form. The Transfer Agent will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Transfer Agent by the applicable cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash and U.S. government securities) or through DTC (for corporate securities), through a sub-custody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the sub-custodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Fund or its agents by no later than the Settlement Date. The “Settlement Date” for the Fund is generally the second Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the Settlement Date, the creation order may be cancelled and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Fund.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 4:00 p.m. Eastern time, with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 4:00 p.m. Eastern time on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, AP Handbook, order form, and this SAI are properly followed.

Issuance of a Creation Unit

Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Advisor shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Transfer Agent. However, the Fund reserves the right to settle Creation Unit transactions on a basis other than the second Business Day following the day on which the purchase order is deemed received by the Transfer Agent in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. The Authorized Participant shall be liable to the Fund for losses, if any, resulting from unsettled orders.

Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares of the Fund on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by the time set forth in the Participant Agreement on the Settlement Date. If the Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Trust may use such Additional Cash Deposit to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for all costs, expenses, dividends, income, and taxes associated with missing Deposit Securities, including the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the Transfer Agent plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a creation transaction fee as set forth below under “Creation Transaction Fee” may be charged and an additional variable charge may also apply. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

Acceptance of Orders of Creation Units

The Trust reserves the right to reject an order for Creation Units transmitted to it by the Transfer Agent in respect of the Fund including, without limitation, if (a) the order is not in proper form or the Deposit Securities delivered do not consist of the securities that the Custodian specified; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (f) circumstances outside the control of the Trust, the Custodian, the Transfer Agent, the Distributor and/or the Advisor make it for all practical purposes not feasible to process orders for Creation Units.

Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee

A fixed purchase (i.e., creation) transaction fee may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard creation transaction fee for the Fund is currently $500, regardless of the number of Creation Units created in the transaction. The Fund may adjust the creation transaction fee from time to time. The creation transaction fee may be waived on certain orders if the Custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Advisor, has agreed to pay such fee.

In addition, a variable fee may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable fee is primarily designed to cover non-standard charges, e.g., brokerage, taxes, foreign exchange, execution, market impact, and other costs and expenses, related to the execution of trades resulting from such transaction. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. The Fund may determine not to charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of the Fund’s portfolio in a more efficient manner than could have been achieved without such order.

Investors who use the services of an Authorized Participant, broker or other such intermediary may be charged a fee for such services which may include an amount for the creation transaction fee and non-standard charges. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. The Adviser may retain all or a portion of the Transaction Fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the issuance of a Creation Unit, which the Transaction Fee is designed to cover.

Risks of Purchasing Creation Units

There are certain legal risks unique to investors purchasing Creation Units directly from the Fund. Because the Fund’s shares may be issued on an ongoing basis, a “distribution” of shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act of 1933. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Fund, breaks them down into the constituent shares, and sells those shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary-market demand for shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with the Fund’s shares as part of an "unsold allotment" within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.

Redemption

Shares of the Fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON REORGANIZATION, MERGER, CONVERSION OR LIQUIDATION OF THE FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough shares of the Fund in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each Business Day, the list of the names and share quantities of securities designated by the Fund that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Redemption Securities”). Redemption Securities received on redemption may not be identical to Deposit Securities. The identity and number of shares of the Redemption Securities or the Cash Redemption Amount (defined below) may be changed from time to time with a view to the investment objective of the Fund.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of the Fund, redemption proceeds for a Creation Unit will consist of Redemption Securities plus cash in an amount equal to the difference between the NAV of the shares of the Fund being redeemed, as next determined after a receipt of a request in proper form, and the value of the Redemption Securities (the “Cash Redemption Amount”), less any fixed redemption transaction fee as set forth below and any applicable additional variable charge as set forth below. In the event that the Redemption Securities have a value greater than the NAV of the shares of the Fund, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Redemption Securities.

Cash Redemption Method

Although the Trust does not ordinarily permit full or partial cash redemptions of Creation Units of the Fund, when full or partial cash redemptions of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of full or partial cash redemptions, the Authorized Participant receives the cash equivalent of the Redemption Securities it would otherwise receive through an in-kind redemption, plus the same Cash Redemption Amount to be paid to an in-kind redeemer.

Redemption Transaction Fee

A fixed redemption transaction fee may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The transaction fee for the redemption of Creation Units is currently $500. The Fund may adjust the redemption transaction fee from time to time. The redemption transaction fee may be waived on certain orders if the Custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Advisor, has agreed to pay such fee.

In addition, a variable fee, payable to the Fund, may be imposed for cash redemptions, non-standard orders, or partial cash redemptions for the Fund. The variable fee is primarily designed to cover non-standard charges, e.g., brokerage, taxes, foreign exchange, execution, market impact, and other costs and expenses, related to the execution of trades resulting from such transaction. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. The Fund may determine not to charge a variable fee on certain orders when the Advisor has determined that doing so is in the best interests of Fund shareholders, e.g., for redemption orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order.

Investors who use the services of an Authorized Participant, broker or other such intermediary may be charged a fee for such services, which may include an amount for the redemption transaction fees and non-standard charges. Investors are responsible for the costs of transferring the securities constituting the Redemption Securities to the account of the Trust. The non-standard charges are payable to the Fund as it incurs costs in connection with the redemption of Creation Units, the receipt of Redemption Securities and the Cash Redemption Amount and other transactions costs. The Advisor may retain all or a portion of the redemption transaction fee to the extent the Advisor bears the expenses that otherwise would be borne by the Trust in connection with the redemption of a Creation Unit, which the redemption transaction fee is designed to cover.

Procedures for Redemption of Creation Units

Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to the time as set forth in the Participant Agreement. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s shares of the Fund through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected, unless, to the extent contemplated by the Participant Agreement, collateral is posted in an amount equal to a percentage of the value of the missing shares of the Fund as specified in the Participant Agreement (and marked to market daily).

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Participant Agreement. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed a Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares of the Fund to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

Additional Redemption Procedures

In connection with taking delivery of shares of Redemption Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Redemption Securities are customarily traded, to which account such Redemption Securities will be delivered. Deliveries of redemption proceeds generally will be made within two Business Days of the trade date. However, due to the schedule of holidays in certain countries, the different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances, the delivery of in-kind redemption proceeds may take longer than two Business Days after the day on which the redemption request is received in proper form. If neither the redeeming shareholder nor the Authorized Participant acting on behalf of such redeeming shareholder has appropriate arrangements to take delivery of the Redemption Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Redemption Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such shares in cash, and the redeeming shareholders will be required to receive redemption proceeds in cash.

If it is not possible to make other such arrangements, or it is not possible to effect deliveries of the Redemption Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Redemption Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Redemption Securities but does not differ in NAV.

Pursuant to the Participant Agreement, an Authorized Participant submitting a redemption request is deemed to make certain representations to the Trust regarding the Authorized Participant’s ability to tender for redemption the requisite number of shares of the Fund. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from the Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.

Redemptions of shares for Redemption Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Redemption Securities upon redemptions or could not do so without first registering the Redemption Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Redemption Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the shares of the Fund to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Redemption Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive Redemption Securities.

Because the portfolio securities of the Fund may trade on the relevant exchange(s) on days that the Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares, or to purchase or sell shares on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the New York Stock Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the securities owned by the Fund or determination of the NAV of the shares of the Fund is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

Federal Income Tax Matters

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting the Fund and its shareholders. The discussion is very general. Current and prospective shareholders are therefore urged to consult their own tax advisors with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund is treated as a separate entity from other series of the Trust for federal income tax purposes. The Fund has elected (or intends to elect) to be, and intends to qualify each year for treatment as, a “regulated investment company” under Subchapter M of the Code by complying with all applicable requirements of the Code, including, among other things, requirements as to the sources of the Fund’s income, diversification of the Fund’s assets and timing of Fund distributions. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income) (collectively, “qualifying income”); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships”; and (c) distribute an amount equal to the sum of at least 90% of its investment company taxable income (computed without regard to the dividends-paid deduction) and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders provided that it satisfies a minimum distribution requirement. In order to also avoid liability for a non-deductible federal excise tax, the Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of the excess of its realized capital gains over its realized capital losses for the 12-month period generally ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax. The Fund will be subject to income tax at the applicable corporate tax rate on any taxable income or gains that it does not distribute to its shareholders. The Fund’s policy is to distribute to its shareholders all investment company taxable income (determined without regard to the deduction for dividends paid) and any net capital gain (the excess of net long-term capital gain over net short-term capital loss) for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes.

If, for any taxable year, the Fund were to fail to qualify as a regulated investment company or were to fail to meet certain minimum distribution requirements under the Code, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net capital gain, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, the Fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so the Fund might incur significant Fund-level taxes and might be forced to dispose of certain assets. If the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a regulated investment company in a subsequent year.

Shareholders generally will be subject to federal income taxes on distributions made by the Fund whether paid in cash or additional shares. Distributions of net investment income (including interest, dividend income and net short-term capital gain in excess of any net long-term capital loss, less certain expenses), other than qualified dividend income, will be taxable to shareholders as ordinary income. Distributions of qualified dividend income, generally will be taxed to non-corporate shareholders at the federal income tax rates applicable to net capital gain, provided the Fund reports the amount distributed as qualified dividend income.

In general, dividends may be reported by the Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income generally means dividend income received from the Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and its shareholders. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Passive foreign investment companies are not qualified foreign corporations for this purpose. Dividends received by the Fund from REITs generally do not qualify for treatment as qualified dividend income.

Dividends paid by the Fund may qualify in part for the dividends-received deduction available to corporate shareholders, provided the Fund reports the amount distributed as a qualifying dividend and certain holding period and other requirements under the Code are satisfied. The reported amount, however, cannot exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year. Eligibility for qualified dividend income treatment and the dividends-received deduction may be reduced or eliminated if, among other things, (i) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (ii) certain holding period requirements are not satisfied at both the Fund and shareholder levels. In addition, qualified dividend income treatment is not available if a shareholder elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest.

If the Fund receives a dividend (other than a capital gain dividend) in respect of any share of REIT stock with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend, then Fund dividends attributable to that REIT dividend income (as reduced by certain Fund expenses) may be reported by the Fund as eligible for the 20% deduction for “qualified REIT dividends” generally available to noncorporate shareholders under the Code. In order to qualify for this deduction, noncorporate shareholders must meet minimum holding period requirements with respect to their Fund shares.

Under Section 163(j) of the Code, a taxpayer’s business interest expense is generally deductible to the extent of the taxpayer’s business interest income plus certain other amounts. If the Fund earns business interest income, it may report a portion of its dividends as “Section 163(j) interest dividends,” which its shareholders may be able to treat as business interest income for purposes of Section 163(j) of the Code. The Fund’s “Section 163(j) interest dividend” for a tax year will be limited to the excess of its business interest income over the sum of its business interest expense and other deductions properly allocable to its business interest income. In general, the Fund’s shareholders may treat a distribution reported as a Section 163(j) interest dividend as interest income only to the extent the distribution exceeds the sum of the portions of the distribution reported as other types of tax-favored income. To be eligible to treat a Section 163(j) interest dividend as interest income, a shareholder may need to meet certain holding period requirements in respect of the Fund shares and must not have hedged its position in the Fund shares in certain ways.

Distributions of net capital gain, if any, that the Fund reports as capital gain dividends will be taxable to non-corporate shareholders as long-term capital gain without regard to how long a shareholder has held shares of the Fund. The Fund may retain certain amounts of capital gains and designate them as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amounts so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on those undistributed amounts against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their federal income tax basis in their shares by an amount equal to the excess of the amounts of undistributed net capital gain included in their respective income over their respective income tax credits.

For U.S. federal income tax purposes, the Fund is permitted to carry forward indefinitely a net capital loss from any taxable year to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. Under certain circumstances, the Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

Distributions in excess of earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder’s basis in his or her Fund shares. A distribution treated as a return of capital will reduce the shareholder’s basis in his or her shares, which will result in an increase in the amount of gain (or a decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on a later sale of such shares. After the shareholder’s basis is reduced to zero, any distributions in excess of earnings and profits will be treated as a capital gain, assuming the shareholder holds his or her shares as capital assets.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.

Certain tax-exempt educational institutions are subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of Fund shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.

Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable for federal income tax purposes as if received on December 31 of the calendar year in which declared. In addition, certain distributions made after the close of a taxable year of the Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.

A sale of Fund shares may result in recognition of a taxable gain or loss. The gain or loss will generally be treated as a long-term capital gain or loss if the shares are held for more than one year, and as a short-term capital gain or loss if the shares are held for one year or less. Any loss realized upon a sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period. Any loss realized upon a sale may be disallowed under certain wash sale rules to the extent shares of the Fund or substantially identical stock or securities are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the sale.

An Authorized Participant who exchanges securities for Creation Units generally will recognize gain or loss from the exchange. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. The ability of Authorized Participants to receive a full or partial cash redemption of Creation Units of the Fund may limit the tax efficiency of the Fund. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units and the exchanger’s basis in the Creation Units. The Internal Revenue Service (the “IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” (for an Authorized Participant which does not mark-to-market its holdings) or on the basis that there has been no significant change in economic position.

Any gain or loss realized upon a creation of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the securities exchanged therefor as capital assets, and otherwise will be ordinary income or loss. Similarly, any gain or loss realized upon a redemption of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the shares comprising the Creation Units as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year, and otherwise will be short-term capital gain or loss. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year, and otherwise will generally be short-term capital gain or loss. Any capital loss realized upon a redemption of Creation Units held for six months or less should be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gains with respect to the shares included in the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The Trust on behalf of the Fund has the right to reject an order for a purchase of shares of the Fund if the purchaser (or a group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of that Fund and if, pursuant to Section 351 of the Internal Revenue Code, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund, the purchaser (or a group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units. Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction.

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the Internal Revenue Service (the “IRS”) a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

The Fund’s entry into a short sale transaction could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income to shareholders to avoid federal income and excise taxes. Therefore, the Fund may have to sell portfolio securities (potentially under disadvantageous circumstances) to generate cash, or may have to undertake leverage by borrowing cash, to satisfy these distribution requirements. Dispositions of portfolio securities may result in additional gains and additional distribution requirements.

If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues as discussed above. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond).

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases. So long as the Fund qualifies for treatment as a regulated investment company and incurs “qualified foreign taxes,” if more than 50% of its net assets at the close of its taxable year consist of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the Fund may elect to "pass through" to its shareholders the amount of such foreign taxes paid. If this election is made, information with respect to the amount of the foreign income taxes that are allocated to the Fund’s shareholders will be provided to them and any shareholder subject to tax on dividends will be required (i) to include in ordinary gross income (in addition to the amount of the taxable dividends actually received) his/her proportionate share of the foreign taxes paid that are attributable to such dividends; and (ii) either to deduct his/her proportionate share of such foreign taxes in computing his/her taxable income or to claim that amount as a foreign tax credit (subject to applicable limitations) against U.S. income taxes.

Shareholders who do not itemize deductions for U.S. federal income tax purposes will not be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their shares of such taxes in gross income if the Fund makes the election described above. Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability.

If the Fund makes the election to pass through qualified foreign taxes and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the Fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code or of any other income realized by the Fund that is deemed, under the Code, to be U.S. source income in the hands of the Fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder’s particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If the Fund does make the election, it will provide required tax information to shareholders. The Fund generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements. Under certain circumstances, if the Fund receives a refund of foreign taxes paid in respect of a prior year, the value of the Fund’s shares could be affected, or any foreign tax credits or deductions passed through to shareholders in respect of the Fund’s foreign taxes for the current year could be reduced.

Foreign exchange gains or losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains or losses to be treated as ordinary gain or loss and may affect the amount, timing and character of distributions to shareholders.

The Fund may purchase the securities of certain foreign companies treated as passive foreign investment companies for federal income tax purposes (“PFICs”). PFICs may be the only or primary means by which the Fund may invest in some countries. If the Fund invests in equity securities of PFICs, it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such securities even if such income is distributed as a taxable dividend to shareholders. Additional charges in the nature of interest may be imposed on the Fund with respect to deferred taxes arising from such distributions or gains. Capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long such PFICs are held. A “qualified electing fund” election or a “mark to market” election may generally be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain (subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. In order for the Fund to make a qualified electing fund election with respect to a PFIC, the PFIC would have to agree to provide certain tax information to the Fund on an annual basis, which it might not agree to do. The Fund may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its return from these investments. The Fund may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its return from these investments.

If a sufficient percentage of the equity interests in a foreign issuer that is treated as a corporation for U.S. federal income tax purposes are held by the Fund, independently or together with certain other U.S. persons, that issuer may be treated as a “controlled foreign corporation” (a “CFC”) with respect to the Fund, in which case the Fund will be required to take into account each year, as ordinary income, its share of certain portions of that issuer’s income, whether or not such amounts are distributed. The Fund may have to dispose of its portfolio securities (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances) to generate cash, or may have to borrow the cash, to meet its distribution requirements and avoid Fund-level taxes. In addition, some Fund gains on the disposition of interests in such an issuer may be treated as ordinary income. The Fund may limit and/or manage its holdings in issuers that could be treated as CFCs in order to limit its tax liability or maximize its after-tax return from these investments.

In addition, if the Fund owned 10% or more of the voting power of a foreign entity treated as a corporation for U.S. federal income tax purposes for the last tax year of the foreign entity beginning before January 1, 2018, the Fund may have been required to include in its income its share of certain deferred foreign income of that foreign entity. Under those circumstances, the Fund may be able to make an election for such amounts to be included in income over eight years. Any income included under this rule may have to be distributed to satisfy the distribution requirements referred to above even though the Fund may receive no corresponding cash amounts, and even though shareholders derived no economic benefit from the foreign entity’s deferred income.

Non-U.S. persons are subject to U.S. tax on disposition of a “United States real property interest” (a “USRPI”). Gain on such a disposition is sometimes referred to as “FIRPTA gain.” The Code provides a look-through rule for distributions of “FIRPTA gain” if certain requirements are met. If the look-through rule applies, certain distributions attributable to income received by the Fund, e.g., from REITs, may be treated as gain from the disposition of a USRPI, causing distributions to be subject to U.S. withholding tax at rates of up to 21%, and require non-U.S. shareholders to file nonresident U.S. income tax returns.

The Fund is required to withhold (as “backup withholding”) a portion of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of Fund shares, paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is currently 24%. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify on IRS Forms W-9 or on certain other documents, that the Social Security Numbers or other Taxpayer Identification Numbers they provide are their correct numbers and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that a number provided is incorrect or that backup withholding is applicable as a result of previous underreporting of interest or dividend income.

Ordinary dividends and certain other payments made by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or a lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or similar form certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate).

The 30% withholding tax described in the preceding paragraph generally will not apply to distributions of net capital gain, to redemption proceeds, or to dividends that the Fund reports as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. In order to qualify for an exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or other applicable form). Backup withholding will not be applied to payments that are subject to this 30% withholding tax.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to the Fund’s dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

This discussion and the related discussion in the Prospectus have been prepared by management of the Fund, and counsel to the Trust has expressed no opinion in respect thereof.

Shareholders and prospective shareholders of the Fund should consult their own tax advisors concerning the effect of owning shares of the Fund in light of their particular tax situations.

Dividends and Distributions

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies

Dividends from net investment income, if any, are declared and paid annually by the Funds. Distributions of remaining net realized capital gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis for the Fund to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on shares of the Fund are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

The Fund will make additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Fund, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the Fund’s eligibility for treatment as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income.

Dividend Reinvestment Service

The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares issued by the Trust of the same Fund at NAV per share. Distributions reinvested in additional shares of the Fund will nevertheless be taxable to Beneficial Owners acquiring such additional shares to the same extent as if such distributions had been received in cash.

General Information

Investment Managers Series Trust II is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on August 20, 2013. The Trust has a number of outstanding series of shares of beneficial interest, each of which represents interests in a separate portfolio of securities.

The Trust’s Declaration of Trust permits the Trustees to create additional series of shares, to issue an unlimited number of full and fractional shares of beneficial interest of each series, including the Fund, and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the series. The assets belonging to a series are charged with the liabilities in respect of that series and all expenses, costs, charges and reserves attributable to that series only. Therefore, any creditor of any series may look only to the assets belonging to that series to satisfy the creditor’s debt. Any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as pertaining to any particular series are allocated and charged by the Trustees to and among the existing series in the sole discretion of the Trustees. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share. Upon the Fund’s liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.

The Trust may offer more than one class of shares of any series. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.

The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares issued do not have pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular series or class, such as the approval of distribution plans for a particular class.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Board, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more trustees. Shareholders also have, in certain circumstances, the right to remove one or more trustees without a meeting. No material amendment may be made to the Trust’s Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment.

The Trust’s Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a shareholder servicing agent may vote any shares as to which such shareholder servicing agent is the agent of record for shareholders who are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such shareholder servicing agent is the agent of record. Any shares so voted by a shareholder servicing agent will be deemed represented at the meeting for purposes of quorum requirements. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series’ or class’ outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series’ or class’ shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communications to the Board, in care of the Secretary of the Trust and sending the communication to 2220 E. Route 66, Suite 226, Glendora, California 91740. A shareholder communication must (i) be in writing and be signed by the shareholder, (ii) provide contact information for the shareholder, (iii) identify the Fund to which it relates, and (iv) identify the class and number of shares held by the shareholder. The Secretary of the Trust may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise immaterial in nature. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

The Declaration of Trust provides that no Trustee or officer of the Trust shall be subject to any personal liability in connection with the assets or affairs of the Trust or any of its series except for losses in connection with his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust has also entered into an indemnification agreement with each Trustee which provides that the Trust shall advance expenses and indemnify and hold harmless the Trustee in certain circumstances against any expenses incurred by the Trustee in any proceeding arising out of or in connection with the Trustee’s service to the Trust, to the maximum extent permitted by the Delaware Statutory Trust Act, the 1933 Act and the 1940 Act, and which provides for certain procedures in connection with such advancement of expenses and indemnification.

The Trust’s Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents covering possible tort and other liabilities.

The Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

The Trust and the Advisor each have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit, subject to certain conditions, personnel of each of those entities to invest in securities that may be purchased or held by the Fund.

Financial Statements

The Trust’s independent registered public accounting firm, Tait, Weller & Baker LLP, will audit and report on the Fund’s annual financial statements. The financial statements include the “Portfolio of Investments”, “Statement of Assets and Liabilities”, “Statement of Operations”, “Statements of Changes in Net Assets”, “Financial Highlights” and “Notes to Financial Statements”. The Fund has adopted the financial statements of the Predecessor Fund. Those financial statements were audited by the Predecessor Fund’s independent registered public accounting firm.

 Appendix A
Description of Securities Ratings

Corporate Bonds (Including Convertible Bonds)

Moody’s

Aaa Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery.

C Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note Plus (+) or minus (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. The “r” symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns, which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

Preferred Stock

Moody’s

Aaa An issue that is rated “Aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

Aa An issue that is rated “Aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A An issue that is rated “A” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “Aaa” and “Aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

Baa An issue that is rated “Baa” is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

Ba An issue that is rated “Ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B An issue that is rated “B” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

Caa An issue that is rated “Caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

Ca An issue that is rated “Ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

C This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note Moody’s applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA This is the highest rating that may be assigned by Standard & Poor’s to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B, CCC Preferred stock rated BB, B, and CCC is regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

C A preferred stock rated C is a nonpaying issue.

D A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.

Note Plus (+) or minus (-). To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short Term Ratings

Moody’s

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P

A-1 A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

APPENDIX B
PROXY VOTING POLICIES AND PROCEDURES

 INVESTMENT MANAGERS SERIES TRUST II

PROXY VOTING POLICIES AND PROCEDURES

Investment Managers Series Trust II (the “Trust”) is registered as an open-end investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust offers multiple series (each, a “Fund” and, collectively, the “Funds”). Consistent with its fiduciary duties and pursuant to Rule 30b1-4 under the 1940 Act (the “Proxy Rule”), the Board of Trustees of the Trust (the “Board”) has adopted this proxy voting policy on behalf of the Trust (the “Policy”) to reflect its commitment to ensure that proxies are voted in a manner consistent with the best interests of the Fund’s shareholders.

Delegation of Proxy Voting Authority to Fund Advisors

The Board believes that the investment advisor of each Fund (each, an “Advisor” and, collectively, the “Advisors”), as the entity that selects the individual securities that comprise its Fund’s portfolio, is the most knowledgeable and best-suited to make decisions on how to vote proxies of portfolio companies held by that Fund. The Trust will therefore defer to, and rely on, the Advisor of each Fund to make decisions on how to cast proxy votes on behalf of such Fund. An Advisor may delegate this responsibility to a Fund’s sub-advisor.

The Trust hereby designates the Advisor of each Fund as the entity responsible for exercising proxy voting authority with regard to securities held in the Fund’s investment portfolio. Consistent with its duties under this Policy, each Advisor shall monitor and review corporate transactions of corporations in which the Fund has invested, obtain all information sufficient to allow an informed vote on all proxy solicitations, ensure that all proxy votes are cast in a timely fashion, and maintain all records required to be maintained by the Fund under the Proxy Rule and the 1940 Act. Each Advisor will perform these duties in accordance with the Advisor’s proxy voting policy, a copy of which will be presented to the Board for its review. Each Advisor will promptly provide to the Trust’s Chief Compliance Officer (“CCO”) updates to its proxy voting policy as they are adopted and implemented, and the Trust’s CCO will then report such updates to the Board.

Availability of Proxy Voting Policy and Records Available to Fund Shareholders

If a Fund or an Advisor has a website, a copy of the Advisor’s proxy voting policy and this Policy may be posted on such website. A copy of such policies and of each Fund’s proxy voting record shall also be made available, without charge, upon request of any shareholder of the Fund, by calling the applicable Fund’s toll-free telephone number as printed in the Fund’s prospectus. The Trust’s transfer agent will notify the Advisor of any such request of proxy voting procedures. The Advisor shall reply to any Fund shareholder request within three (3) business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.

Each Advisor will provide a complete annual voting record, as required by the Proxy Rule, for each series of the Trust for which it acts as advisor, to the Trust’s co-administrator no later than July 31st of each year. The Trust’s co-administrator, MFAC, will file a report based on such record on Form N-PX on an annual basis with the Securities and Exchange Commission no later than August 31st of each year.

Each Advisor is responsible for providing its current proxy voting policies and procedures and any subsequent amendments to the Trust’s CCO. SEC Form N-PX is filed with respect to each Fund by MFAC (acting as filing agent), by no later than August 31st of each year. Each such filing details all proxies voted on behalf of the Fund for the prior twelve months ended June 30th. In connection with each filing on behalf of the Fund, the Advisor’s CCO must sign and return to MFAC no later than July 30th a Form N-PX Certification stating that the advisor has adopted proxy voting policies and procedures in compliance with the SEC’s Proxy Voting Rule.

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AXS INVESTMENTS LLC

PROXY VOTING POLICIES AND PROCEDURES

A. PURPOSE AND GENERAL STATEMENT

The purpose of these proxy voting policies and procedures (the “Policy”) is to set forth the principles and procedures by which AXS votes with respect to securities held in Fund portfolios for which AXS exercises voting authority (generally where AXS has not delegated proxy voting discretion to a Fund’s sub-adviser). For purposes of this Policy, a “Vote” includes any proxy and any shareholder vote or consent for any security held by a client account for which AXS exercises voting authority.

This Policy been designed to help ensure that Votes are voted in the best interests of the applicable Fund in accordance with AXS’s fiduciary duties and Rule 206(4)-6 under the Act.

B. POLICY

Votes must be cast in the best interests of each Fund. AXS’s guiding principle in this regard is that it is generally in the best interest of the client to cast Votes in a manner designed to maximize the economic value of the Fund’s holdings, taking into account the Fund’s investment goals and objectives (as set forth in its current registration statement) and all other relevant circumstances at the time of the vote. AXS does not permit voting decisions to be influenced in any manner that is contrary to this principle. AXS recognizes that, in rare instances, the interest of one Fund with respect to a Vote may conflict with the interests of AXS or another Fund. Any conflicts of interest relating to the casting of Votes, regardless of whether actual or perceived, will be addressed in accordance with this Policy.

It is AXS’s general policy to vote or give consent on all matters presented to shareholders in any Vote, and these policies and procedures have been designed with this in mind. However, AXS reserves the right to abstain from any particular Vote or otherwise withhold its Vote or consent on any matter if, in the judgement of AXS’s CCO or the relevant AXS investment professional, the costs associated with voting such Vote outweigh the benefits to the applicable Fund, or if the circumstances make such an abstention or withholding otherwise advisable and in the best interests of the Fund.

C. GUIDELINES

The voting guidelines below summarize AXS’s general positions on various common issues, and provides a general indication of how Fund portfolio securities for which AXS has voting discretion will be voted on proposals dealing with particular issues.

These voting guidelines are just that – guidelines. The guidelines are not exhaustive and do not address all potential voting issues. Because the circumstances of individual companies are so varied, there may be instances when AXS does not cast Fund Votes in strict adherence to these guidelines.

1. Management Proposals

The majority of matters presented to shareholders are proposals made by an issuer’s management, which have usually been approved and recommended by the issuer’s board of directors. For routine matters (which generally means that such matter will not measurably change the structure, management, control or operation of the company and are consistent with customary industry standards and practices), AXS will typically vote in accordance with the recommendation of the company’s management; unless, in AXS’s opinion, such recommendation is not in the best interests of the Fund.

Generally, in the absence of any unusual or non-routine circumstances, the AXS supports the following items:

□	Ratification of appointment of independent auditors;
□	General updating/corrective amendments to charter;

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□	Increase in common share authorization for a stock split or share dividend;
□	Stock option plans that are incentive based and not excessive; and
□	Regular, uncontested elections of directors and payment of fees (unless such fees exceed market standards).

Non-routine matters may involve a variety of issues. Therefore, AXS will typically cast Votes on non-routine matters on a case-by-case basis, in each case casting Votes in a manner that AXS believes is in the best interests of the applicable client based on the considerations described above. The following will typically be considered “non-routine” matters requiring case-by-case analysis:

□	Directors’ liability and indemnity proposals;
□	Executive compensation plans;
□	Contested elections of directors;
□	Mergers, acquisitions, and other restructurings submitted to a shareholder vote;
□	Anti-takeover and related provisions.

AXS will generally Vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

2. Shareholder Proposals

In general, AXS casts Votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals. However, AXS will support shareholder proposals that it believes are in the best interests of the Fund based on the considerations described above. In addition:

Generally, shareholder proposals related to the following items are supported:

□	Confidential voting;
□	Declassifying a board, absent special circumstances indicating that shareholder interests would be better served by a classified board structure;
□	Requiring director nominees to receive support from holders of a majority of votes cast or a majority of shares outstanding in order to be (re)elected.
□	Bylaw and charter amendments only with shareholder approval;
□	Eliminating supermajority vote requirements in the company’s bylaws and charter documents; and
□	Requiring a majority of independent directors on a board.

Generally, shareholder proposals related to the following items are not supported:

□	Limitations on the tenure of directors;
□	Cumulative voting;
□	Restrictions related to social, political, or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or vested interest impact; and
□	Reports that are costly to provide or expenditures that are of a non-business in nature or would provide no pertinent information from a shareholder perspective.

D. CONFLICTS OF INTEREST

Due to the nature of AXS’s business and its ownership, AXS believes it is unlikely that conflicts of interest will arise when casting Votes. Each Fund’s investment team, however, is responsible for monitoring Votes for any actual or perceived conflicts of interest. If at any time any Supervised Person becomes aware of any potential, actual, or perceived conflict of interest regarding any particular Vote(s) to be case, he or she is required to contact AXS’s CCO immediately, who will review the Vote(s) in advance to ensure that AXS proposed Vote(s) is consistent with this Policy and AXS’s duties to the applicable Fund.

If a conflict of interest is evident, the CCO will:

□	advise IMST II’s Chief Compliance Officer (or other relevant IMST II officer) of the conflict in advance of casting the Vote;

B-3

□	use his or her best judgement to address the conflict and ensure that it is resolved in accordance with his or her independent assessment of the best interests of the Fund.

Where the CCO deems appropriate in his or her sole discretion, unaffiliated third parties (such as prosy voting services) may be used to help resolve conflicts. In this regard, the CCO shall have the power to retain independent fiduciaries, consultants, or professionals to assist with Voting decisions and/or to delegate voting or consent powers to such fiduciaries, consultants, or professionals.

E. VOTING PROCEDURES

All AXS personnel are responsible for promptly forwarding all proxy materials, consents or voting requests or notices, or materials related thereto, to the CCO and to the applicable investment professional(s) primarily responsible for managing the applicable Fund’s portfolio. The CCO shall be responsible for ensuring that each Vote is voted in a timely manner and as otherwise required by the terms of such Vote.

All Voting decisions initially are to be referred to the appropriate investment professional for determination. In most cases, the most senior Portfolio Manager of the applicable Fund, or his or her designee, will make the decision as to the appropriate vote for any particular Vote.

The Portfolio Manager will inform the CCO of any such Voting decision, and if the CCO does not object to such decision as a result of his or her conflict of interest review, the Vote will be voted in such manner. If the Portfolio Manager and the CCO are unable to arrive at an agreement as to how to vote, then the CCO may consult with independent third-parties (including a proxy voting service) as to the appropriate vote.

F. RECORDKEEPING

In accordance with Rule 204-2 under the Act, AXS must retain (i) its proxy voting policies and procedures; (ii) proxy statements received regarding Fund/client securities; (iii) records of its votes on behalf of the Fund; (iv) records of Fund requests for proxy voting information; and (v) any documents prepared by AXS that were material to making a decision how to vote, or that memorialized the basis for the decision. AXS may rely on proxy statements filed on the SEC’s EDGAR system (instead of keeping its own copies), and may rely on proxy statements and records of its votes cast that are maintained by a proxy voting service provider.

B-4

ESOTERICA CAPITAL LLC

PROXY VOTING POLICIES AND PROCEDURES

A.	General Proxy Voting Policies

In accordance with Rule 206(4)-6 of the Investment Advisers Act of 1940, as a registered investment adviser with voting authority over proxies for clients’ securities, Esoterica Capital LLC (“Esoterica”) must adopt policies and procedures reasonably designed to ensure Esoterica votes proxies in the best interest of its Advisory Clients. Additionally, an investment adviser must vote proxies for its ERISA clients, unless the Directors of the plan expressly reserve voting rights in a written document.

Esoterica’s Form ADV includes a description of the proxy voting policy and, upon request, will provide Advisory Clients a copy of the proxy voting policies and procedures as well as how Esoterica voted their securities.

B.	Proxy Voting Procedures
•	All proxies sent to Advisory Clients that are received by Esoterica (to vote on behalf of the Advisory Clients) will be provided to Esoterica’s Chief Compliance Officer by Esoterica’s Advisory Clients’ custodian.
•	A written record of each proxy received by Esoterica, and how Esoterica voted with respect to each proxy, will be maintained by Esoterica’s Chief Compliance Officer and kept in Esoterica’s files.
•	Prior to voting any proxies, Esoterica shall verify whether it is subject to guidelines issued by the Advisory Client (or, in the case of an employee benefit plan, the plan’s Director or other fiduciaries). Esoterica will vote in accordance with the general guidelines discussed below.
•	If it is determined that a material conflict may exist between an Advisory Client’s interests and Esoterica’s interest, or between two or more Advisory Client’s interests, Esoterica’s Chief Compliance Officer must be notified and will then make a determination (which may be in consultation with outside legal counsel) as to whether the conflict is material or not and shall determine the appropriate course of action. If no material conflict is identified pursuant to these procedures, Esoterica will make a decision on how to vote the proxy in question in accordance with the guidelines discussed below. Esoterica will deliver the proxy in accordance with instructions related to such proxy in a timely and appropriate manner.
C.	Voting Guidelines
•	Esoterica will vote on the proxies using a measure of “materiality.” Specifically, if Esoterica’s Chief Compliance Officer determines that an Advisory Client’s holdings in the proxy issuer’s security comprise more than 0.5% of the total outstanding securities of the issuer, then Esoterica shall vote the proxy. If Esoterica’s Chief Compliance Officer determines that an Advisory Client’s holdings in the proxy issuer’s security comprise less than 0.5% of the total outstanding securities of the issuer, then Esoterica shall not vote the proxy.
•	Esoterica will vote proxies in the best interests of each particular Advisory Client, in keeping with a socially responsible philosophy. Esoterica’s mandate is to vote all proxies for a specific issuer in the same way for each Advisory Client, absent some qualifying restrictions or a material conflict of interest.
•	Esoterica will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.
•	In reviewing proposals, Esoterica may also consider the opinion of management, the effect on management, the effect on shareholder value, the issuer’s business practices, the impact on employees, the impact on consumers, and the general societal impact.

B-5

•	Esoterica’s Chief Compliance Officer will maintain a record for each proxy in compliance with the requirements of Form N-PX. Esoterica’s records shall include the following information for each proxy received:
•	Issuer of security
•	Ticker
•	Meeting date
•	CUSIP
•	Item number
•	A description of the matter to be voted on.
•	Whether the proxy is an issuer or shareholder proposal.
•	Whether Esoterica voted on behalf of an Advisory Client, and if not, confirmation that the Advisory Clients’ holdings in the proxy issuer’s security comprised less than 0.5% of the total outstanding securities of such issuer.
•	If Esoterica voted on behalf of an Advisory Client, how it voted (FOR, AGAINST, ABSTAIN, or WITHHOLD).
•	If Esoterica voted on behalf of an Advisory Client, a statement about whether Esoterica cast its vote for or against the proxy issuer’s management’s recommendation.

Adopted: March 2021

B-6

Esoterica Thematic Trust

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free 1-866-751-6313 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER **123456789012**

Esoterica NextG Economy ETF

a series of Esoterica Thematic Trust

The undersigned, revoking all Proxies heretofore given, hereby appoints Bruce Liu, and Wenjie Chen as Proxy of the undersigned, with full power of substitution to each, to vote on behalf of the undersigned all shares of Esoterica NextG Economy ETF (the "Fund"), that the undersigned is entitled to vote at the special meeting of shareholders, and at any adjournment(s) thereof, to be held at 10:00 a.m., Eastern Time, on December 15, 2022 at the offices of Thompson Hine LLP, 312 Walnut Street, 20th Floor, Cincinnati, OH 45202.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-866-751-6313**. **Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time**.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on December 15, 2022. The proxy statement for this meeting is available at: https://vote.proxyonline.com/esoterica/docs/2022.pdf

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[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Esoterica NextG Economy ETF

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign your name exactly as it appears on this card. If you are a joint owner, any one of you may sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

____

SIGNATURE (AND TITLE IF APPLICABLE) DATE

____

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund's Board of Trustees, and the proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" the proposal. In his or her discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]